                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds

[Photo Appears Here]

                             Dependable, tax-free
                                income to help
                                 you keep more
                               of what you earn.

                                   Kentucky
                                   Michigan
                                     Ohio


     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder
 3  Nuveen Flagship Kentucky Municipal Bond Fund
 6  Nuveen Flagship Michigan Municipal
    Bond Fund
 9  Nuveen Flagship Ohio Municipal Bond
    Fund
12  Portfolio of Investments
37  Statement of Net Assets
38  Statement of Operations
39  Statement of Changes in Net Assets
41  Notes to Financial Statements
47  Financial Highlights
51  Report of Independent Public
    Accountants
52  Building a Better Portfolio
53  Fund Information

[Photo of Timothy R. Schwertfeger Appears Here]

Timothy R. Schwertfeger
Chairman of the Board

Dear

Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.

The Year In Review.
The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

  The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

  The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

  All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the University of Michigan's Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

  On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

  Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

  Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.



Why Municipal Bonds?
Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.



The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.


     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

Following an April 15, 1999 special meeting of Nuveen Kentucky Limited Term Municipal Bond Fund shareholders, that fund was reorganized into Nuveen Flagship Kentucky Municipal Bond Fund effective April 23, 1999. The combination of the funds' investment portfolios will benefit investors through lower operating costs, greater investment efficiencies and improved portfolio diversification.

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Kentucky fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.



In what shape is Kentucky's economy? The state continues to diversify into a more modern manufacturing and service oriented base, which is helping to reduce its reliance on the historically important industries of coal, tobacco and heavy industry. Kentucky's unemployment rate has fallen to 4.2% at May 31 from 4.8% a year ago. Job growth has been concentrated in health services, business services and retail trade.

     Generally, Kentucky's per capita income is lower than the national average. A bright spot for Kentucky is that Amazon.com, the Seattle-based internet book seller, recently announced that it would locate two distribution centers in Kentucky. Amazon was attracted to the state by its central location in the U.S. and its generally lower wages. Although the Kentucky economy continues to strengthen, the municipal market has seen relatively little supply during the fiscal year. Rising interest rates in 1999 slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year.

     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding of a bond issuance.

     Throughout the period, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did Nuveen Flagship Kentucky Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Kentucky Municipal Bond Fund generated a total return on net asset value of 3.66%, outperforming the 3.53% average annual total return posted by the Lipper Kentucky Municipal Debt Peer Group.* Total return equals a fund's income and capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 35% combined federal and state income tax bracket, was 6.37%.**

As of May 31, 1999, the fund's SEC 30-day yield was 4.39%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.75% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Examples of recent acquisitions include bonds for Louisville Regional Airport where Federal Express is a major carrier, and issuances by Bellarmine College and Kentucky Housing Corporation. We rely on Nuveen Research to help identify these opportunities.


 *The Lipper Peer Group return represents the average annualized total return of the funds in the Lipper Kentucky Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.


**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets. For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia health-care situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     For instance, the fund benefited from Nuveen's strength in analyzing multifamily housing bonds when we purchased the entire issue of City of Henderson Residential Revenue bonds. Working closely with the issuer and the underwriter, Nuveen negotiated stronger credit protections and favorable pricing for this complicated transaction.

     Shown only to a few institutional investors, this transaction represents added value to investors in the fund. Our team's expertise and resources makes us particularly qualified to analyze, negotiate and price these bonds correctly.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Kentucky Municipal Bond Fund?
Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our benchmark. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer duration would be advantageous.

     Although Kentucky's economy is becoming stronger and more diversified, the supply of available bonds continues to be thin. Nevertheless, we will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

     "The fund benefited from Nuveen's strength in analyzing multi-family housing bonds when we purchased the entire issue of City of Henderson Residential Revenue bonds. Working closely with the issuer and the underwriter, Nuveen negotiated stronger credit protections and favorable pricing for this complicated transaction."

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

Highlights as of May 31, 1999


Quick Facts
                                          A Shares    B Shares    C Shares    R Shares
NAV                                       $ 11.22     $ 11.22     $ 11.21     $ 11.20
-------------------------------------------------------------------------------------
May's Declared Dividend*                  $0.0455     $0.0385     $0.0405     $0.0475
-------------------------------------------------------------------------------------
Fund Symbol                                 FKYTX         N/A       FKYCX         N/A
-------------------------------------------------------------------------------------
CUSIP                                   67065R507   67065R606   67065R705   67065R804
-------------------------------------------------------------------------------------
Inception Date                               5/87        2/97       10/93        2/97
-------------------------------------------------------------------------------------

*  Paid June 1, 1999


Total Returns (Annualized)+
                      A Shares          B Shares   C Shares    R Shares
                  NAV        Offer        NAV         NAV        NAV
1-Year           3.66%      -0.70%       2.90%       3.12%      3.89%
-----------------------------------------------------------------------
1-Year TER**     6.37%       1.89%       5.19%       5.53%      6.72%
-----------------------------------------------------------------------
5-Year           6.77%       5.85%       6.09%       6.18%      6.84%
-----------------------------------------------------------------------
10-Year          7.41%       6.94%       6.94%       6.82%      7.44%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35%).

Index Comparison.*

[LINE CHART APPEARS HERE]

                   Nuveen Flagship      Nuveen Flagship       Lehman Brothers
                   Kentucky Municipal   Kentucky Municipal      Municipal
May                Bond Fund (Offer)    Bond Fund (NAV)        Bond Index

1989                  9,580                    10,000               10,000
1990                 10,191                    10,638               10,731
1991                 11,248                    11,741               11,813
1992                 12,317                    12,857               12,974
1993                 13,844                    14,451               14,526
1994                 14,110                    14,728               14,885
1995                 15,439                    16,116               16,240
1996                 16,063                    16,768               16,982
1997                 17,325                    18,085               18,391
1998                 18,883                    19,711               20,117
1999                 19,579                    20,438               21,058

Nuveen Flagship Kentucky Municipal Bond Fund (Offer) $19,579
Nuveen Flagship Kentucky Municipal Bond Fund (NAV) $ 20,438
Lehman Brothers Municipal Bond Index $21,058

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]



June                     .0475
July                     .0475
August                   .0475
September                .0475
October                  .0465
November                 .0465
December                 .0465
January                  .0465
February                 .0465
March                    .0455
April                    .0455
May                      .0455

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0237 per share.

Morningstar Rating/TM 1/
  ****

  Overall rating among 1,586  municipal bond funds as  of 5/31/99.

Portfolio Statistics
Fund Net Assets          $515 million
-------------------------------------
Effective Maturity        19.64 years
-------------------------------------
Average
Effective Duration               6.92
-------------------------------------



Top Five Sectors/2/
Tax Obligation (Limited)       21%
----------------------------------
Health Care                    19%
----------------------------------
U.S. Guaranteed                13%
----------------------------------
Utilities                       9%
----------------------------------
Water and Sewer                 8%
----------------------------------


Bond Credit Quality/2/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed..56%
AA...........6%
A...........18%
BBB/NR......20%

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3- and 5-year periods and 3 stars for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1586, 1184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/ as a percentage of total bond holdings

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Michigan fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Michigan's economy? With an unemployment rate of 3.9% at May 31, the Michigan economy continues to diversify beyond the economically sensitive automobile industry. At the same time, the auto industry has been a positive contributor to Michigan's economy during the past fiscal year.

     In response to low interest rates, the expanding economy and Michigan's continued population growth, the state's municipal bond issuance surged in 1998. A significant percentage of new Michigan issues represents general obligation bonds for school districts and are of extremely high quality.

     Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year.

     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did Nuveen Flagship Michigan Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Michigan Municipal Bond Fund generated a total return on net asset value of 3.45%, outperforming the 3.3% average annual total return posted by the Lipper Michigan Municipal Debt Peer Group.* Total return equals a fund's income and capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent return, for investors in the 34% combined federal and state income tax bracket, was 6.07%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.09%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 6.2% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates decline. To protect the fund's income stream, we look for bonds with call dates far in the future--or better yet, that are noncallable. Only 7% of the Michigan portfolio is callable between now and the year 2001.

     In addition to good call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. We rely on Nuveen Research to help identify these opportunities.


* The Lipper Peer Group return represents the average annualized total return of the 49 funds in the Lipper Michigan Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.


**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     Other bonds in the portfolio with a high coupon and good call protection often are "pre-refunded" as interest rates fall, as they did in '98. A pre-refunding establishes an escrow of U.S. government securities designed to retire the original debt at a designated date. As a result, the bond price rises through the elimination of credit risk due to the U.S. government escrow account and the acceleration of maturity to the call date. So, pre-refunding is a big plus for the portfolio.

     In recent months, however, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.


What is your outlook for Nuveen Flagship Michigan Municipal Bond Fund?
Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our benchmark.

     We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer duration would be beneficial.

     With Michigan's strong economy and influx of population, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.



"Other bonds in the portfolio with a high coupon and good call protection often are "pre-refunded" as interest rates fall... A pre-refunding is a big plus for the portfolio."

  NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

Highlights  as of May 31, 1999

Quick Facts

                                                        A Shares    B Shares    C Shares    R Shares
NAV                                                       $11.83     $ 11.85     $ 11.82     $ 11.83
----------------------------------------------------------------------------------------------------
May's Declared Dividend*                                  $0.049     $0.0415     $0.0435     $0.0510
----------------------------------------------------------------------------------------------------
Fund Symbol                                                FMITX         N/A       FLMCX       NMMIX
----------------------------------------------------------------------------------------------------
CUSIP                                                  67065R853   67065R846   67065R838   67065R820
----------------------------------------------------------------------------------------------------
Inception Date                                              6/85        2/97        6/93        2/97
----------------------------------------------------------------------------------------------------

*Paid June 1, 1999

Total Returns (Annualized)+

                                                    A Shares          B Shares    C Shares   R Shares
                                                NAV        Offer         NAV         NAV        NAV
1-Year                                          3.45%      -0.90%       2.69%       2.90%      3.66%
----------------------------------------------------------------------------------------------------
1-Year TER**                                    6.07%       1.61%       4.90%       5.22%      6.38%
----------------------------------------------------------------------------------------------------
5-Year                                          6.57%       5.65%       5.92%       6.00%      6.67%
----------------------------------------------------------------------------------------------------
10-Year                                         7.14%       6.67%       6.68%       6.52%      7.18%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34%).

Index Comparison*

[LINE CHART APPEARS HERE]

             Nuveen Flagship       Nuveen Flagship    Lehman Brothers
          Michigan Municipal    Michigan Municipal       Municipal
May        Bond Fund (Offer)       Bond Fund (NAV)       Bond Index
1989                  9,580                 10,000             10,000
1990                 10,174                 10,620             10,731
1991                 11,064                 11,549             11,813
1992                 12,142                 12,674             12,974
1993                 13,630                 14,227             14,526
1994                 13,882                 14,491             14,885
1995                 15,070                 15,730             16,240
1996                 15,616                 16,301             16,982
1997                 16,935                 17,678             18,391
1998                 18,453                 19,262             20,117
1999                 19,088                 19,925             21,058


  Nuveen Flagship Michigan Municipal Bond Fund (Offer) $19,088
  Nuveen Flagship Michigan Municipal Bond Fund (NAV) $19,925
  Lehman Brothers Municipal Bond Index $21,058

 * The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June         .0500
July         .0500
August       .0500
September    .0500
October      .0500
November     .0500
December     .0500
January      .0500
February     .0500
March        .0500
April        .0490
May          .0490

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0565 per share.

Portfolio Statistics
Fund Net Assets                                           $343 million
----------------------------------------------------------------------
Effective Maturity                                         17.03 years
----------------------------------------------------------------------
Average
Effective Duration                                                7.45
----------------------------------------------------------------------

Top Five Sectors/1/

U.S. Guaranteed                                                    22%
----------------------------------------------------------------------
Health Care                                                        18%
----------------------------------------------------------------------
Tax Obligation (Limited)                                           15%
----------------------------------------------------------------------
Tax Obligation (General)                                           14%
----------------------------------------------------------------------
Water and Sewer                                                     6%
----------------------------------------------------------------------

Bond Credit Quality/1/
[PIE CHART APPEARS HERE]
AAA/U.S.
Guaranteed......59%
AA..............15%
A............... 8%
BBB/NR..........18%

/1/  as a percentage of total bond holdings


 Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom Futrell discusses fund performance, the municipal market and key investment strategies for the Ohio fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

How strong is Ohio's economy? The Ohio economy continues to diversify beyond manufacturing, on which it is still more reliant than most states. The unemployment rate is 4.2% as of May 31, and job growth is concentrated in the construction and services area, with some high technology growth in northern Ohio.

  The importance of industrial exports has increased the state's exposure to the global economy, a concern last fall in light of Asia's difficulties. However, the Far East's improved outlook is currently a positive for the state.

  In response to low interest rates and Ohio's expanding economy, the state's municipal bond issuance was healthy in 1998.

  Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year. There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

  As was the case on the national level, increasing concerns about strong economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Ohio Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Ohio Municipal Bond Fund generated a total return on net asset value of 3.92%, outperforming the 3.52% average annual total return posted by the Lipper Ohio Municipal Debt Peer Group.* The fund ranked 12th out of 51 municipal bond funds for the fiscal year period in its Lipper category. Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 36% combined federal and state income tax bracket, was 6.76%.**

  As of May 31, 1999, the fund's SEC 30-day yield was 3.78%. For investors in the combined 36% federal and state income tax bracket, that is equivalent to a yield of 5.91% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they are likely to do if interest rates decline. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

  In addition to good call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. For instance, we added a block of Ohio Housing Residential Mortgage Program bonds because they offered both high credit quality and relatively high yields.

  In addition to the bonds' structure, we believe that this state-run agency does an excellent job in financing the construction of homes and apartment buildings.


 * The Lipper Peer Group return represents the average annualized total return of the 51 funds in the Lipper Ohio Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

To help pay for the purchase, we took advantage of demand by retail individual bond investors and strategically sold several intermediate maturity bonds. By doing so, we were able to maintain the fund's long-term focus and offset the inherent shortening of the portfolio that happens over time.

  With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

  For instance, the fund was able to purchase Ohio Water Development Authority bonds paying a 5.875% coupon due 2020. At the time of purchase, the yield represented about 0.65 percentage points over high-grade bond yields. The bonds helped finance Toledo Edison's Bay Shore Power Project, which involves modifying one of Toledo Edison's conventional coal-fired facilities using an advanced technology. Once converted, the facility will be able to produce extremely low-cost energy.

  In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell-- and subsequently buying similar securities, whose yield now reflected the higher interest rates.

  Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Ohio Municipal Bond Fund? With Ohio's strong economy and expanding financing needs, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities.

  We will continue to seek out lower investment grade and non-rated opportunities to improve the incremental yield of the fund and boost income. We will also continue to buy bonds that have maturities in the 20-30 year range.

"We added a block of Ohio Housing Residential Mortgage Program bonds because they offered both high credit quality and relatively high yields. In addition to the bonds' structure, we believe that this state-run agency does an excellent job in financing the construction of homes and apartment buildings."

  NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

Highlights as of May 31, 1999

Quick Facts
                                      A Shares   B Shares   C Shares   R Shares
NAV                                    $ 11.57    $ 11.56    $ 11.56    $ 11.57
-------------------------------------------------------------------------------
May's Declared Dividend*               $0.0480    $0.0410    $0.0430    $0.0500
-------------------------------------------------------------------------------
Fund Symbol                              FOHTX        N/A      FOHCX      NXOHX
-------------------------------------------------------------------------------
CUSIP                                67065R762  67065R754  67065R747  67065R739
-------------------------------------------------------------------------------
Inception Date                            6/85       2/97       8/93       2/97
-------------------------------------------------------------------------------

*Paid June 1, 1999


Total Returns (Annualized)+
                           A Shares        B Shares      C Shares      R Shares
                         NAV    Offer        NAV           NAV           NAV
1-Year                  3.92%  -0.41%       3.18%         3.39%         4.22%
-------------------------------------------------------------------------------
1-Year TER**            6.76%   2.32%       5.61%         5.94%         7.19%
-------------------------------------------------------------------------------
5-Year                  6.30%   5.40%       5.62%         5.74%         6.41%
-------------------------------------------------------------------------------
10-Year                 6.98%   6.52%       6.51%         6.40%         7.03%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

**Taxable Equivalent Return (based on a combined federal and state tax rate of 36%).

Index Comparison*

[LINE CHART APPEARS HERE]

             Nuveen Flagship       Nuveen Flagship    Lehman Brothers
              Ohio Municipal        Ohio Municipal       Municipal
May        Bond Fund (Offer)       Bond Fund (NAV)       Bond Index
1989                  9,580                 10,000             10,000
1990                 10,140                 10,585             10,731
1991                 11,103                 11,590             11,813
1992                 12,188                 12,722             12,974
1993                 13,553                 14,148             14,526
1994                 13,854                 14,461             14,885
1995                 14,962                 15,618             16,240
1996                 15,501                 16,180             16,982
1997                 16,645                 17,374             18,391
1998                 18,100                 18,893             20,117
1999                 18,813                 19,638             21,058



-- Nuveen Flagship Ohio Municipal Bond Fund (Offer) $18,813
-- Nuveen Flagship Ohio Municipal Bond Fund (NAV) $19,638
-- Lehman Brothers Municipal Bond Fund Index $21,058

(*) The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June         .0490
July         .0490
August       .0490
September    .0490
October      .0480
November     .0480
December     .0480
January      .0480
February     .0480
March        .0480
April        .0480
May          .0480

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0447 per share.

Portfolio Statistics

Fund Net Assets           $698 million
--------------------------------------
Effective Maturity         19.02 years
--------------------------------------
Average
--------------------------------------
Effective Duration                6.71
--------------------------------------

Top Five Sectors/1/

U.S. Guaranteed                    18%
--------------------------------------
Tax Obligation (General)           16%
--------------------------------------
Health Care                        15%
--------------------------------------
Utilities                          13%
--------------------------------------
Housing (Single-Family)             8%
--------------------------------------

Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed....  67%
AA............   7%
A.............  10%
BBB/NR........  16%
/1/ as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

               Portfolio of Investments

               Nuveen Flagship Kentucky Municipal Bond Fund
               May 31, 1999

 Principal                                                                            Optional Call                           Market
    Amount        Description                                                           Provisions*        Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                  Basic Materials -- 0.2%
$1,000,000        Jefferson County, Kentucky, Pollution Control Revenue                 7/03 at 103              AA-     $ 1,088,980
                    Bonds (E.I. du Pont de Nemours and Company Project),
                    1982 Series A, 6.300%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                  Consumer Staples -- 0.1%

 320,000          City of Newport, Kentucky, Industrial Building Revenue               No Opt. Call              N/R         320,035
                    Bonds, Series 1996A (Louis Truath Dairy, Inc. Project),
                    4.800%, 6/01/99
------------------------------------------------------------------------------------------------------------------------------------

                  Education and Civic Organizations -- 2.4%

 5,085,000        City of Campbellsville, Kentucky, Industrial Building                 3/09 at 102             BBB-       4,950,248
                    Revenue Bonds (Campbellsville University Project),
                    Series 1999, 5.500%, 3/01/29

 5,930,000        County of Jefferson, Kentucky, College Revenue Bonds                  5/09 at 101             Baa2       5,667,301
                    (Bellarmine College Project), Series 1999, 5.250%,
                    5/01/29 (DD)

 500,000          Kentucky Higher Education Student Loan Corporation,                  No Opt. Call              Aaa         540,415
                    Insured Student Loan Revenue Bonds, 1991 Series B,
                    6.800%, 6/01/03 (Alternative Minimum Tax)

 700,000          Northern Kentucky University, Consolidated Education                  5/01 at 102              AAA         756,217
                    Building Revenue Bonds, Series F, 7.000%, 5/01/10

 475,000          University of Kentucky, Consolidated Educational                     No Opt. Call              AAA         492,518
                    Buildings Revenue Bonds, Series O, 5.000%, 5/01/03
------------------------------------------------------------------------------------------------------------------------------------
                  Energy -- 4.0%

 325,000          City of Ashland, Kentucky, Pollution Control                      2/00 at 102 1/2             Baa1         338,332
                    Revenue Refunding Bonds (Ashland Oil Inc. Project),
                    Series 1988A, 7.375%, 7/01/09

 5,000,000        City of Ashland, Kentucky, Pollution Control                          8/02 at 102             Baa1       5,390,350
                    Revenue Refunding Bonds (Ashland Oil Inc. Project),
                    Series 1992, 6.650%, 8/01/09

 9,000,000        City of Ashland, Kentucky, Sewage and Solid Waste                     2/05 at 102             Baa1      10,071,900
                    Waste Revenue Bonds, Series 1995 (Ashland Oil Inc.
                    Project), 7.125%, 2/01/22 (Alternative Minimum Tax)

 4,360,000        City of Ashland, Kentucky, Solid Waste Revenue Bonds,                10/01 at 102             Baa1       4,668,296
                    Series 1991 (Ashland Oil Inc. Project), 7.200%,
                    10/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Forest and Paper Products -- 5.5%

 2,370,000        Hancock County, Kentucky, Solid Waste Disposal Facilities             5/06 at 102               A-       2,599,084
                    Revenue Bonds (Willamette Industries, Inc. Project),
                    Series 1996, 6.600%, 5/01/26

 9,750,000        County of Henderson, Kentucky, Solid Waste Disposal Revenue           3/05 at 102             Baa2      10,431,720
                    Bonds (MacMillan Bloedel Project), Series 1995, 7.000%,
                    3/01/25 (Alternative Minimum Tax)

 1,500,000        Maysville, Kentucky, Industrial  Development Revenue Bonds,           2/00 at 103              N/R       1,558,365
                    Crystal Tissue Project, 8.000%, 2/01/09 (Alternative
                    Minimum Tax)

 3,750,000        County of Perry, Kentucky, Solid Waste Disposal Bonds                 6/04 at 102              N/R       4,058,550
                    (TJ International Project), Series 1994, 7.000%, 6/01/24
                    (Alternative Minimum Tax)

                  County of Perry, Kentucky, Solid Waste Disposal Revenue
                    Bonds (TJ International Project), Series 1996:
 4,240,000            6.800%, 5/01/26 (Alternative Minimum Tax)                         5/06 at 102              N/R       4,598,322
 2,000,000            6.550%, 4/15/27 (Alternative Minimum Tax)                         4/07 at 102              N/R       2,134,240

 2,820,000        City of Wickliffe, Kentucky, Solid Waste Disposal Facility            4/06 at 102               A1       3,042,244
                    Revenue Bonds, Series 1996 (Westvaco Corporation Project),
                    6.375%, 4/01/26 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount      Description                                                                 Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Health Care - 19.2%
$ 1,310,000      County of Christian, Kentucky, Hospital Revenue Bonds,                      7/06 at 102          A-    $ 1,360,566
                   Series 1996A, Jennie Stuart Medical Center, 6.000%, 7/01/17

  3,500,000      County of Christian, Kentucky, Hospital Revenue and                         7/06 at 102          A-      3,741,150
                   Refunding Bonds, Series 1997A, Jennie Stuart Medical
                   Center, 6.000%, 7/01/13

  5,270,000      County of Clark, Kentucky, Hospital Refunding and                           3/07 at 102        BBB-      5,486,597
                   Improvement Revenue Bonds (Clark Regional Medical
                   Center Project), Series 1997, 6.200%, 4/01/13

  3,300,000      County of Daviess, Kentucky, Insured Hospital Revenue                       8/02 at 102         AAA      3,559,281
                   Bonds (ODCH, Inc. Project), Series 1992A, 6.250%, 8/01/22

  2,705,000      County of Floyd, Kentucky, Hospital Revenue Refunding                       2/01 at 102         AAA      2,865,352
                   Bonds (FHA-Insured Mortgage Loan-Highland Hospital
                   Corporation Project), Series 1991, 7.500%, 8/01/10

  4,000,000      County of Hopkins, Kentucky, Hospital Revenue Bonds,                       11/01 at 102         AAA      4,300,840
                   Series 1991 (The Trover Clinic Foundation, Incorporated),
                   6.625%, 11/15/11

                 County of Jefferson, Kentucky, Health Facilities Revenue
                   Bonds, Series 1992 (Jewish Hospital Healthcare Services
                   Inc. Project):
  1,190,000          6.500%, 5/01/15                                                         5/02 at 102         AAA      1,283,058
 12,785,000          6.550%, 5/01/22                                                         5/02 at 102         AAA     13,802,175

  4,625,000        County of Jefferson, Kentucky, Health Facilities Revenue                  7/07 at 101         AAA      4,560,851
                     Bonds, Series 1997 (University Medical Center, Inc.
                     Project), 5.250%, 7/01/22

 17,640,000       County of Jefferson, Kentucky, Health Facilities Revenue                  10/07 at 101         AAA     17,125,618
                     Bonds, Series 1997 (Alliant Health System, Inc.),
                     5.125%, 10/01/27

  7,800,000        County of Jefferson, Kentucky, Health Facilities Revenue                 10/08 at 101         AAA      7,598,994
                     Bonds, Series 1998 (Alliant Health System, Inc.),
                     5.200%, 10/01/28

  2,900,000        County of Jefferson, Kentucky, Insured Hospital Revenue                  10/02 at 102         AAA      3,141,367
                     Bonds, Series 1992 (Alliant Health System, Inc. Project),
                     6.436%, 10/01/14

  1,000,000        Kentucky Development Finance Authority (St. Elizabeth                    11/01 at 100         AAA      1,045,280
                     Medical Center), Revenue Refunding Bonds, 6.000%,
                        11/01/10

  5,000,000        Kentucky Economic Development Finance Authority, Hospital                12/03 at 102         AAA      5,415,700
                     Facilities Revenue Bonds, Series 1993A (Saint Elizabeth
                     Medical Center, Inc. Project), 6.000%, 12/01/22

  9,500,000        Kentucky Economic Development Finance Authority, Hospital                 2/07 at 102         AAA      9,882,470
                     Revenue and Refunding Revenue Bonds, Series 1997
                     (Pikeville United Methodist Hospital of Kentucky,
                     Inc. Project), 5.700%, 2/01/28

                   Kentucky Economic Development Finance Authority, Hospital
                     System Refunding and Improvement Revenue Bonds, Series 1997
                     (Appalachian Regional Healthcare, Inc. Project):
    500,000            5.500%, 10/01/07                                                     No Opt. Call         N/R        510,960
    500,000            5.600%, 10/01/08                                                      4/08 at 102         N/R        513,535
  3,500,000            5.850%, 10/01/17                                                      4/08 at 102         N/R      3,538,885
  1,500,000            5.875%, 10/01/22                                                      4/08 at 102         N/R      1,511,220

  2,435,000        McCracken County, Kentucky, Hospital Facilities Revenue                  11/04 at 102         AAA      2,681,179
                     Refunding Bonds, Series1994A (Mercy Health System),
                     6.300%, 11/01/06

                   City of Radcliff, Kentucky, Tax-Exempt Mortgage Revenue
                     Refunding Bonds, Series 1997 (GNMA Backed - Lincoln Trail
                     Care and Treatment Facility):
    650,000            5.100%, 7/20/07                                                      No Opt. Call         AAA        662,981
  1,555,000            5.650%, 1/20/19                                                       7/07 at 102         AAA      1,603,936

  2,800,000        City of Russell, Kentucky, Health System Revenue Bonds,                   1/08 at 102         BBB      2,750,020
                     Our Lady of Bellefonte Hospital Issue, Series 1997
                     (Franciscan Health Partnership, Inc. Refunding
                     Revenue Bonds), 5.500%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                        Housing/Multifamily -- 2.1%

  2,500,000        Greater Kentucky Housing Assistance Corporation, Mortgage                 1/03 at 100         AAA      2,569,200
                     Revenue Refunding Bonds, Series 1993A (FHA-Insured Mortgage
                     Loans - Section 8 Assisted Projects), 6.250%, 7/01/24

  3,510,000        City of Henderson, Kentucky, Residential Facilities Revenue               5/09 at 102         N/R      3,515,686
                     Bonds (Pleasant Pointe Project), Senior Tax-Exempt Series
                     1999A, 6.125%, 5/01/29 (WI)

                   County of Jefferson, Kentucky, Multifamily Housing Revenue
                     Bonds (Kentucky Towers Project), Series 1998A:
    700,000            5.000%, 8/20/18                                                       8/08 at 102         AAA        690,585
  2,900,000            5.650%, 8/20/34                                                       8/08 at 102         AAA      2,989,494

                        Portfolio of Investments
                        Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$    705,000    City of Louisville, Kentucky, Multifamily Housing Revenue Refunding         No Opt. Call         Aa2   $    706,622
                  Bonds, Series 1989 (Station House Square Associates L.P. Project),
                  5.125%, 7/15/19 (Mandatory put 7/15/99)

     335,000    County of Martin, Kentucky, Mortgage Revenue Refunding Bonds, Series         9/99 at 105          Aa        344,135
                  1995 (FHA Insured Mortgage Loan-Section 8 Assisted Project),
                  5.375%, 7/01/05

-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.2%

   7,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series E,          7/06 at 102         AAA      7,452,690
                  6.300%, 1/01/28 (Alternative Minimum Tax)

   3,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1997 Series B,          6/07 at 102         AAA      3,195,150
                  6.250%, 7/01/28 (Alternative Minimum Tax)

   1,145,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/ VA         7/00 at 102         AAA      1,189,449
                  Guaranteed Mortgage Loans), 1988 Series C, 7.900%, 1/01/21
                  (Alternative Minimum Tax)

     175,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA          7/00 at 102         AAA        175,735
                  Guaranteed), 1990 Series B, 7.800%, 1/01/21 (Alternative Minimum Tax)

   1,000,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured       7/02 at 102         AAA      1,061,050
                  or Guaranteed Mortgage Loans), Series 1992B, 6.625%, 7/01/14

     415,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured       1/03 at 102         AAA        438,311
                  or Guaranteed Mortgage Loans), Series 1991C-1, 6.600%, 1/01/11

     100,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B           1/04 at 102         AAA        103,437
                  (Federally Insured or Guaranteed Mortgage Loans), 5.150%, 7/01/07

   3,560,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1998 Series F,          1/09 at 101         AAA      3,508,166
                  5.000%, 7/01/18 (Alternative Minimum Tax)

     830,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured       1/04 at 102         AAA        880,331
                  or Guaranteed Mortgage Loans), 1994 Series A, 6.500%, 7/01/17

   1,990,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured       7/04 at 102         AAA      2,120,624
                  or Guaranteed Mortgage Loans), 1994 Series C, 6.400%, 1/01/17

   1,975,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured       1/05 at 102         AAA      2,110,742
                  or Guaranteed Mortgage Loans), 1995 Series B, 6.625%, 7/01/26
                  (Alternative Minimum Tax)

   5,335,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1999 Series B,          4/09 at 101         AAA      5,303,470
                  5.250%, 1/01/28 (Alternative Minimum Tax) (DD1)

   9,480,000    Kentucky Housing Corporation, Housing Revenue Bonds, Series A,               4/09 at 101         AAA      9,421,319
                  5.200%, 1/01/31

-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.4%

                County of Jefferson, Kentucky, First Mortgage Revenue Bonds, Series 1994
                (The First Christian Church Homes of Kentucky Project):
   1,240,000      6.000%, 11/15/09                                                          11/04 at 102         BBB      1,290,580
     715,000      6.125%, 11/15/13                                                          11/04 at 102         BBB        745,144
   3,210,000      6.125%, 11/15/18                                                          11/04 at 102         BBB      3,345,334

                Kentucky Economic Development Finance Authority, Health Care Facilities
                Revenue Bonds, Series 1998 (The Christian Church Homes of Kentucky Inc.
                Obligated Group):
   1,800,000      5.375%, 11/15/23                                                           5/08 at 102         BBB      1,731,312
   4,250,000      5.500%, 11/15/30                                                           5/08 at 102         BBB      4,090,200

     200,000    Kentucky Economic Development Finance Authority, Hospital Revenue           No Opt. Call         Aa3        204,736
                  Refunding Bonds, Series 1996 (Green River Regional Mental Health/
                  Mental Retardation Board, Inc.), 5.200%, 11/01/01

   5,700,000    Kentucky Economic Development Finance Authority, Tax Exempt Mortgage         1/08 at 105         AAA      6,097,005
                  Revenue Bonds (South Central Nursing Homes, Inc. Project), Series
                  1997A, 6.000%, 7/01/27

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.9%

   4,790,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General       7/06 at 101 1/2       A      4,849,827
                  Obligation Bonds), 5.400%, 7/01/25

   2,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,               7/07 at 100           A      2,015,560
                  5.375%, 7/01/25

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

 $  280,000    Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,             No Opt. Call           A    $   296,355
                Series 1993 (General Obligation Bonds), 5.375%, 7/01/05

  3,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1998 (General        7/08 at 101           A      2,877,840
                Obligation Bonds), 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 21.2%

    615,000    Boone County, Kentucky, School District Finance Corporation School            2/03 at 102          A1        648,917
                 Building Refunding and Improvement Revenue Bonds, Series 1993,
                 6.000%, 2/01/18

  1,595,000    City of Bowling Green Municipal Projects Corporation,                        12/04 at 102          A2      1,756,382
                 Kentucky, Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14

  1,005,000    Casey County School District Finance Corporation, School Building             3/05 at 102          A1      1,058,647
                 Revenue Bonds, Series 1995, 5.750%, 3/01/15

               Daviess County, Kentucky, School District Finance Corporation,
               School Building Revenue Bonds, Series 1994:
    505,000      5.800%, 5/01/11                                                             5/04 at 102          A1        544,132
    535,000      5.800%, 5/01/12                                                             5/04 at 102          A1        569,952
    570,000      5.800%, 5/01/13                                                             5/04 at 102          A1        605,939
    600,000      5.800%, 5/01/14                                                             5/04 at 102          A1        636,468

  1,070,000    Fleming County School District Finance Corporation, School                    3/05 at 102           A      1,127,673
                 Building Revenue Bonds, Series 1995, 5.875%, 3/01/15

  3,155,000    City of Florence, Kentucky, Public Properties Corporation,                    6/07 at 102         AAA      3,261,702
                 First Mortgage Revenue Bonds (Administrative Office Complex
                 Project), Series 1997, 5.500%, 6/01/27

               Floyd County, Kentucky, Public Properties Corporation, First Mortgage
               Revenue Bonds (Floyd County Justice Center Project), Series 1995A:
    465,000      5.500%, 9/01/17                                                             3/06 at 102           A        481,419
  1,260,000      5.550%, 9/01/23                                                             3/06 at 102           A      1,305,851

  3,550,000    Floyd County, Kentucky, Public Properties Corporation, First Mortgage         3/06 at 102           A      3,803,115
                 Revenue Bonds (Floyd County Justice Center Project), Series 1996B,
                 6.200%, 9/01/26

  1,200,000    Floyd County School District Finance Corporation, Kentucky, School            5/05 at 102          A1      1,246,728
                 Building Revenue Bonds, Series 1995, 5.500%, 5/01/15

  2,280,000    Grant County School District Finance Corporation, School Building             3/07 at 102         Aaa      2,319,649
                 Revenue Bonds, Series 1997, 5.375%, 3/01/17

               Hardin County, Kentucky, Building Commission Revenue Bonds (Detention
               Facility Project), Series 1994:
    525,000      6.200%, 12/01/11                                                           12/04 at 102         AAA        579,044
  1,775,000      6.250%, 12/01/14                                                           12/04 at 102         AAA      1,966,150

               Hardin County, Kentucky, School District Finance Corporation, School
               Building Revenue Bonds, Series of 1991:
    265,000      6.800%, 6/01/08                                                             6/01 at 103          A1        286,433
    300,000      6.800%, 6/01/10                                                             6/01 at 103          A1        324,264

  3,465,000    Hopkins County, Kentucky, School District Finance Corporation,                6/04 at 102          A1      3,718,084
                 School Building Revenue Bonds, Series 1994, 6.200%, 6/01/19

  4,195,000    Jefferson County, Kentucky, School District Finance Corporation,              2/06 at 102         AAA      4,190,008
                 School Building Revenue Bonds, Series 1996A, 5.125%, 2/01/16

  4,600,000    Jefferson County, Kentucky, School District Finance Corporation,              2/09 at 101         AAA      4,176,984
                 School Building Revenue Bonds, Series 1998C, 4.500%, 2/01/19

  1,072,876    County of Jefferson, Kentucky, Equipment Lease Purchase                       6/99 at 101         N/R      1,100,954
                 Revenue Bonds, Series 1987 (Energy System Project), 9.000%, 6/01/03

    197,818    County of Jefferson, Kentucky, Equipment Lease Purchase                       6/99 at 102         N/R        205,742
                 Revenue Bonds, Series 1988 (Energy System Project), 9.500%, 6/01/03

  2,500,000    Jefferson County, Kentucky, Capital Projects Corporation Lease Revenue   8/99 at 51 31/32         Aa3      1,288,225
                 Bonds, Series 1987B, 0.000%, 8/15/08

               Portfolio of Investments
               Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               City of Jeffersontown, Kentucky, Public Projects Refunding and Improvements,
               Certificates of Participation:
$   100,000      5.000%, 11/01/05                                                           No Opt. Call           A   $    104,776
  1,000,000      5.750%, 11/01/15                                                           11/06 at 102           A      1,058,470

               Jessamine County, Kentucky, School District Finance Corporation, School
               Building Revenue Bonds, Series 1991:
    510,000      6.750%, 6/01/10                                                             6/01 at 103          A1        553,554
    545,000      6.750%, 6/01/11                                                             6/01 at 103          A1        591,543

  2,500,000    Jessamine County, Kentucky, School District Finance Corporation, School       6/04 at 102          A1      2,667,450
                 Building Revenue Bonds, Series 1994, 6.125%, 6/01/19

  5,650,000    Jessamine County, Kentucky, School District Finance Corporation, School       1/06 at 102          A1      5,828,653
               Building Revenue Bonds, Series 1995,
                 5.500%, 1/01/21

  4,500,000    Kenton County, Kentucky, Public Properties Corporation, First Mortgage        3/09 at 101          A1      4,276,035
                 Revenue Bonds (Courthouse Facilities Project), 1998 Series A,
                 5.000%, 3/01/29

    400,000    Commonwealth of Kentucky, State Property and Buildings Commission, Revenue   11/01 at 102          A+        432,512
                 and Revenue Refunding Bonds, Project No. 40, 2nd Series, 6.875%, 11/01/07

    250,000    Commonwealth of Kentucky, State Property and Buildings Commission, Revenue   10/01 at 102           A        270,125
                 and Revenue Refunding Bonds, Project No. 53, 6.625%, 10/01/07

     60,000    The Turnpike Authority of Kentucky, Economic Development Road Revenue        No Opt. Call         AAA         63,842
                 and Revenue Refunding Bonds (Revitalization Projects), Series 1993,
                 5.400%, 7/01/05

  1,000,000    The Turnpike Authority of Kentucky, Economic Development Road Revenue         7/05 at 102         AAA      1,045,520
                 and Revenue Refunding Bonds (Revitalization Projects), Series 1995,
                 5.625%, 7/01/15

    125,000    The Turnpike Authority of Kentucky, Resource Recovery Road Revenue            7/99 at 100          A+        125,239
                 Refunding Bonds, 1985 Series A, 6.000%, 7/01/09

               Lexington, Kentucky, Center Corporation, Mortgage Revenue Refunding and
               Improvement Bonds, Series 1993A:
  2,600,000      0.000%, 10/01/11                                                           No Opt. Call          A1      1,410,032
  2,550,000      0.000%, 10/01/12                                                           No Opt. Call          A1      1,305,779

    435,000    Lincoln County, Kentucky, School District Finance Corporation, School         5/02 at 102          A1        463,566
                 Building Revenue Bonds, Series 1992, 6.200%, 5/01/12

  1,525,000    McCracken County, Kentucky, Public Properties Corporation, Public             9/06 at 102         AAA      1,629,539
                 Project Revenue Bonds (Court Facilities Project), Series 1995,
                 5.900%, 9/01/26

  2,365,000    McCreary County, Kentucky, School District Finance Corporation,               8/05 at 102           A      2,462,083
                 School Building Revenue Bonds, Second Series of 1995, 5.600%,
                 8/01/16

  1,410,000    Morgan County, Kentucky, School District Finance Corporation School           9/04 at 102          A1      1,509,320
                 Building Revenue Bonds, Series 1994, 6.000%, 9/01/14

               Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of
               Cities Funding Program), Series 1993A:
    775,000      5.625%, 3/01/03                                                            No Opt. Call          Aa        811,185
 13,000,000      6.200%, 3/01/18                                                             3/03 at 102          Aa     13,635,180

               Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky
               Associated Counties Leasing Trust Program, Series 1993A:
 12,960,000      6.500%, 3/01/19                                                             3/03 at 102           A     13,693,018
    500,000      6.400%, 3/01/19                                                            No Opt. Call           A        568,465

  2,000,000    Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series 1995,   7/06 at 101 1/2           A      1,944,340
                 Guaranteed by the Commonwealth of Puerto Rico, 5.000%, 7/01/19

  8,250,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A      8,485,125
                 Series Y of 1996, 5.500%, 7/01/36

    115,000    Puerto Rico Infrastructure Finance Authority, Special Tax Revenue Bonds,      7/99 at 101        BBB+        117,663
                 Series 1988A, 7.750%, 7/01/08

  7,000,000    Warren County, Kentucky, Justice Center Expansion Corporation, First          9/07 at 102         AAA      6,975,150
                 Mortgage Revenue Bonds, AOC Judicial Facility Series 1997A, 5.250%,
                 9/01/24

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 4.6%

$10,640,000    Kenton County Airport Board (Commonwealth of Kentucky), Special               2/02 at 100         BBB    $10,840,670
                 Facilities Revenue Bonds, 1992 Series A (Delta Air Lines, Inc.
                 Project), 6.125%, 2/01/22 (Alternative Minimum Tax)

    300,000    Kenton County, Kentucky, Airport Board, Cincinnati/Northern                  No Opt. Call         AAA        307,521
                 Kentucky International Airport Revenue Bonds, Series 1996A,
                 5.000%, 3/01/02 (Alternative Minimum Tax)

  1,250,000    Kenton County, Kentucky, Airport Board, Cincinnati/Northern                   3/06 at 102         AAA      1,314,375
                 Kentucky International Airport Revenue Bonds, Series 1996B (non-AMT),
                 5.750%, 3/01/13

  5,000,000    Regional Airport Authority of Louisville and Jefferson County,                7/05 at 102         AAA      5,130,350
                 Kentucky, Airport System Revenue Bonds, 1995 Series A, 5.625%,
                 7/01/25 (Alternative Minimum Tax)

  6,000,000    Regional Airport Authority of Louisville and Jefferson County,                3/09 at 101        Baa3      6,004,260
                 Kentucky, Special Facilities Revenue Bonds, 1999 Series A
                 (Airis Louisville, L.L.C. Project), 5.500%, 3/01/19 (Alternative
                 Minimum Tax) (WI)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 13.4%

    430,000    Bardstown Independent School District Finance Corporation, School           11/02  at 102       A1***        471,112
                 Building Refunding and Improvement Revenue Bonds, Series of 1992,
                 6.375%, 5/01/17 (Pre-refunded to 11/01/02)

    725,000    Bell County, Kentucky, School District Finance Corporation, School            9/01 at 102        A***        786,814
                 Building Revenue Bonds, Series 1991, 6.875%, 9/01/11 (Pre-refunded to 9/01/01)

  1,000,000    Boone County, Kentucky, School District Finance Corporation, School           9/01 at 103       A1***      1,091,780
                 Building Revenue Bonds, Series C of 1991, 6.750%, 9/01/11
                 (Pre-refunded to 9/01/01)

  1,215,000    Boone County, Kentucky, School District Finance Corporation, School          12/02 at 102       A1***      1,323,427
                 Building Refunding and Improvement Revenue Bonds, Series 1992,
                 6.125%, 12/01/17 (Pre-refunded to 12/01/02)

               Christian County, Kentucky, School District Finance Corporation, School
               Building Revenue Bonds, Series 1991:

    565,000      6.750%, 6/01/10 (Pre-refunded to 6/01/01)                                   6/01 at 102        A***        609,036
    600,000      6.750%, 6/01/11 (Pre-refunded to 6/01/01)                                   6/01 at 102        A***        646,764

  1,645,000    City of Edgewood, Kentucky, Public Properties Corporation, First             12/01 at 102       A2***      1,794,465
                 Mortgage Revenue Bonds (Public Facilities Project), Series 1991,
                 6.700%, 12/01/21 (Pre-refunded to 12/01/01)

               City of Florence, Kentucky, Public Properties Corporation First
                 Mortgage Revenue Bonds (Recreational Facilities Project):

    100,000      7.000%, 3/01/10 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        108,225
    320,000      7.000%, 3/01/14 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        347,184
    345,000      7.000%, 3/01/15 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        374,308
    360,000      7.000%, 3/01/16 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        390,582

 17,000,000    Jefferson County, Kentucky, Capital Projects Corporation,                2/01 at 24 11/16         AAA      3,929,040
                 Lease Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                 (Pre-refunded to 2/15/01)

  4,900,000    County of Jefferson, Kentucky, Insured Hospital Revenue Bonds,               10/02 at 102         AAA      5,344,675
                 Series 1992 (Alliant Health System, Inc. Project), 6.436%, 10/01/14
                 (Pre-refunded to 10/29/02)

               Kenton County, Kentucky, Public Parks Corporation, Mortgage Revenue
                 Bonds Series 1990:

  1,290,000      7.000%, 3/01/08 (Pre-refunded to 3/01/00)                                   3/00 at 101        A***      1,338,233
  1,070,000      7.100%, 3/01/10 (Pre-refunded to 3/01/00)                                   3/00 at 101        A***      1,110,735

    815,000    Kenton County School District Finance Corporation, Kentucky, School          12/01 at 102       A+***        888,725
                 Building Revenue Bonds, Series 1991, 6.800%, 12/01/11 (Pre-refunded to 12/01/01)

  3,000,000    Kentucky Development Finance Authority, Hospital Revenue Bonds,              10/99 at 102        A***      3,101,250
                 Series 1989A (St. Luke Hospital, Inc.), 7.500%, 10/01/12
                 (Pre-refunded to 10/01/99)

               Kentucky Development Finance Authority, Sisters of Charity of Nazareth
                 Health Corporation, Hospital Revenue Bonds, Series 1989:
  1,750,000      7.375%, 11/01/16 (Pre-refunded to 11/01/99)                                11/99 at 102       A1***      1,813,368
    500,000      7.375%, 11/01/16 (Pre-refunded to 11/01/99)                                11/99 at 102         AAA        518,410

               Kentucky Development Finance Authority, Hospital Facilities Revenue
                 Bonds, Series 1991A (St. Luke Hospital, Inc.):
  2,000,000      7.000%, 10/01/11 (Pre-refunded to 10/01/01)                                10/01 at 102         AAA      2,184,980
  9,070,000      7.000%, 10/01/21 (Pre-refunded to 10/01/01)                                10/01 at 102         AAA      9,908,884

    580,000    Kentucky Development Finance Authority, Sisters of Charity of Nazareth       11/01 at 102       A1***        628,482
                 Health Corporation, Revenue Refunding Bonds, Series 1991, 6.600%,
                 11/01/06 (Pre-refunded to 11/01/01)

               Portfolio of Investments
               Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$    600,000    Kentucky Infrastructure Authority, Infrastructure Revolving Fund Program     6/05 at 102        A***   $    675,450
                  Revenue Bonds, 1995 Series J, 6.375%, 6/01/14 (Pre-refunded to
                  6/01/05)

   1,495,000    Kentucky Infrastructure Authority Governmental Agencies Program, Revenue     8/99 at 102        A***      1,536,053
                  Refunding Bonds, Series 1989A, 7.800%, 8/01/08 (Pre-refunded to
                  8/01/99)

   2,075,000    Commonwealth of Kentucky, State Property and Buildings Commission            9/04 at 102       A+***      2,286,401
                  Revenue Bonds, Project No. 56, 6.000%, 9/01/14 (Pre-refunded to
                  9/01/04)

   4,875,000    The Turnpike Authority of Kentucky, Economic Development Road Revenue        5/00 at 101 1/2     AAA      5,128,939
                  Bonds (Revitalization Projects), Series 1990, 7.250%, 5/15/10
                  (Pre-refunded to 5/15/00)

     250,000    Laurel County, Kentucky, School District Finance Corporation, School         3/01 at 102        A***        268,445
                  Building Revenue Bonds, 7.000%, 3/01/10 (Pre-refunded to 3/01/01)

   1,000,000    Lawrence County, Kentucky, School District Finance Corporation, School      11/04 at 102       A1***      1,140,320
                  Building Revenue Bonds, Series 1994, 6.750%, 11/01/14 (Pre-refunded to 11/01/04)

                Lexington-Fayette Urban County Government, Kentucky, Governmental
                Project Revenue Bonds, Series 1994 (University of Kentucky Alumni
                Association, Inc., Commonwealth Library Project):
   3,195,000      6.750%, 11/01/17 (Pre-refunded to 11/01/04)                               11/04 at 102         AAA      3,658,435
   4,320,000      6.750%, 11/01/24 (Pre-refunded to 11/01/04)                               11/04 at 102         AAA      4,946,616

   2,790,000    The City of Louisville Parking Authority of River City (PARC), Inc.,         6/01 at 103        A***      3,034,934
                  Kentucky, First Mortgage Revenue Bonds, Series 1991,
                  6.875%, 12/01/20 (Pre-refunded to 6/01/01)

                Montgomery County, Kentucky, School District Finance Corporation,
                School Building Revenue Bonds, Series 1991:
     305,000      6.800%, 6/01/09 (Pre-refunded to 6/01/01)                                  6/01 at 102       A1***        328,509
     325,000      6.800%, 6/01/10 (Pre-refunded to 6/01/01)                                  6/01 at 102       A1***        350,051
     350,000      6.800%, 6/01/11 (Pre-refunded to 6/01/01)                                  6/01 at 102       A1***        376,978

   2,000,000    Northern Kentucky University Certificates of Participation, Student          1/01 at 102         AAA      2,147,860
                  Housing Facilities, Series 1991, 7.250%, 1/01/12 (Pre-refunded to
                  1/01/01)

   1,230,000    Perry County, Kentucky, School District Finance Corporation, School          7/02 at 102       A1***      1,334,636
                  Building Revenue Bonds, Series 1992, 6.250%, 7/01/11 (Pre-refunded to
                  7/01/02)

   1,990,000    Western Kentucky University, Housing and Dining System Revenue Bonds,       12/00 at 102         AAA      2,143,767
                  Series 1990L, 7.400%, 12/01/10 (Pre-refunded to 12/01/00)

     940,000    Western Kentucky University, Consolidated Educational Building Revenue      11/00 at 102         AAA      1,010,002
                  Bonds, Series 1990J, 7.400%, 5/01/10 (Pre-refunded to 11/01/00)

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.6%

   7,000,000    County of Boone, Kentucky, Collateralized Pollution Control Revenue          1/04 at 102         AAA      7,164,570
                  Refunding Bonds, 1994 Series A (The Cincinnati Gas and Electric
                  Company Project), 5.500%, 1/01/24

   5,030,000    County of Carroll, Kentucky, Collateralized Pollution Control Revenue        2/02 at 102         Aa2      5,328,631
                  Bonds (Kentucky Utilities Company Project), 1992 Series B,
                  6.250%, 2/01/18

                County of Jefferson, Kentucky, Pollution Control Revenue Bonds, 1990
                Series A (Louisville Gas and Electric Company Project):
   1,000,000      7.450%, 6/15/15                                                            6/00 at 102         Aa2      1,050,650
   1,750,000      5.900%, 4/15/23                                                            4/05 at 102         Aa2      1,837,028

   1,250,000    Mercer County, Kentucky, Collateralized Pollution Control Revenue Bonds      2/02 at 102         Aa2      1,325,837
                  (Kentucky Utilities Company Project), Series 1992A, 6.250%, 2/01/18

                Owensboro, Kentucky, Electric Light and Power Revenue Bonds,
                Series 1991B:
   7,100,000      0.000%, 1/01/11                                                           No Opt. Call         AAA      4,032,658
   6,475,000      0.000%, 1/01/12                                                           No Opt. Call         AAA      3,472,543
   7,900,000      0.000%, 1/01/17                                                           No Opt. Call         AAA      3,169,243
  13,300,000      0.000%, 1/01/18                                                           No Opt. Call         AAA      5,047,350
   5,100,000      0.000%, 1/01/19                                                           No Opt. Call         AAA      1,830,135
   4,725,000      0.000%, 1/01/20                                                           No Opt. Call         AAA      1,605,933

     400,000    City of Owensboro, Kentucky, Electric Light and Power System Revenue        No Opt. Call         AAA        329,760
                  Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)

   3,000,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,         7/04 at 102        BBB+      3,214,230
                  6.000%, 7/01/16

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

$ 4,795,000    Trimble County, Kentucky, Pollution Control Revenue Bonds                    11/00 at 102         Aa2   $  5,093,489
                 (Louisville Electric Company), Series 1990A, 7.625%,
                 11/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.8%

    625,000    City of Danville, Kentucky, Multi-City Lease Revenue                         12/01 at 103         AAA        681,931
                 Bonds (City of Radcliff, Kentucky, Sewer System Revenue
                 Project), Fixed Rate Series 1991-B, 6.875%, 3/01/19
                 (Optional put 12/01/10)

  1,750,000    City of Henderson, Kentucky, Water and Sewer Revenue and
                 Refunding Bonds, Series 1994A, 6.100%, 11/01/14                            11/04 at 103         AAA      1,933,138

               Kenton County Water District No. 1, Water District Revenue Bonds,
               Series 1995B:
    200,000      5.600%, 2/01/04                                                            No Opt. Call         AAA        212,852
  2,040,000      5.700%, 2/01/20                                                             8/05 at 102         AAA      2,150,221

    500,000    Kentucky Infrastructure Authority, Infrastructure Revolving Fund
                 Program Revenue Bonds, 1991 Series E, 6.500%, 6/01/11                       6/01 at 102           A        535,660

  1,000,000    Kentucky Infrastructure Authority, Governmental Agencies Program
                 Revenue Refunding Bonds, 1993 Series E, 5.750%, 8/01/18                     8/03 at 102           A      1,027,320

               Kentucky Infrastructure Authority, Infrastructure Revolving Fund Program
               Revenue Bonds,1995 Series J:
    440,000      6.300%, 6/01/10                                                             6/05 at 102           A        493,596
    360,000      6.350%, 6/01/11                                                             6/05 at 102           A        404,798

               Kentucky Infrastructure Authority, Governmental Agencies Program Revenue
               Bonds, 1995 Series G:
    420,000      6.300%, 8/01/10                                                             8/05 at 102           A        470,102
    445,000      6.350%, 8/01/11                                                             8/05 at 102           A        499,277
    825,000      6.375%, 8/01/14                                                             8/05 at 102           A        927,688

    405,000    Kentucky Infrastructure Authority, Governmental Agencies Program Revenue      8/99 at 102           A        416,077
                 Refunding Bonds, Series 1989A, 7.800%, 8/01/08

               Louisville and Jefferson County Metropolitan Sewer District (Commonwealth
               of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1994A:
  2,720,000      6.750%, 5/15/19                                                            11/04 at 102         AAA      3,116,766
  2,070,000      6.500%, 5/15/24                                                            11/04 at 102         AAA      2,346,842
  2,500,000      6.750%, 5/15/25                                                            11/04 at 102         AAA      2,864,674

  3,865,000    Louisville and Jefferson County Metropolitan Sewer District (Commonwealth     2/05 at 102         Aaa      3,916,056
                 of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1996A,
                 5.400%, 5/15/22

 10,500,000    Louisville and Jefferson County Metropolitan Sewer District (Commonwealth     5/07 at 101         AAA     10,446,344
                 of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1997A,
                 5.250%, 5/15/27

  6,000,000    Louisville and Jefferson County Metropolitan Sewer District (Commonwealth    11/07 at 101         AAA      6,059,759
                 of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1997B,
                 5.350%, 5/15/22

  1,000,000    Louisville and Jefferson County Metropolitan Sewer District (Commonwealth     5/08 at 101         AAA        921,089
                 of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1998A,
                 4.750%, 5/15/28

    500,000    Paducah, Kentucky, Waterworks Revenue Refunding Bonds, Series 1991, 6.700%,   7/01 at 102         AAA        539,534
                 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$545,555,694   Total Investments - (cost $492,461,610) - 101.6%                                                         523,340,679
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (1.6)%                                                                    (8,206,210)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $515,134,469
               ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                      *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                      N/R   Investment is not rated.

                      (DD) Security purchased on a delayed delivered basis (note 1).

                      (DD1) Portion of security purchased on a delayed delivery
                            basis (note 1).

                      (WI)  Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.
19

               Portfolio of Investments
               Nuveen Flagship Michigan Municipal Bond Fund
               May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods  0.3%

 $1,055,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX               12/03 at 102          A1     $1,110,904
                 Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 3.2%

  2,500,000    Michigan Strategic Fund, Limited Obligation Refunding Revenue                No Opt. Call          A1      2,877,825
                 Bonds, Series 1991A, 7.100%, 2/01/06

  5,000,000    Michigan Strategic Fund, Multi-Modal Interchangeable Rate                     9/05 at 102           A      5,362,650
                 Pollution Control Refunding Revenue Bonds (General Motors
                 Corporation), Series 1995, 6.200%, 9/01/20

  2,650,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds                    No Opt. Call          A-      2,752,290
                 (Worthington Armstrong Venture Project), Series 1997, 5.750%,
                 10/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 0.9%

    210,000    Board of Control of Grand Valley State University, Michigan,                 10/99 at 101          A+        214,893
                 General Revenue Bonds, Series 1988, 7.875%, 10/01/08

    750,000    Michigan Higher Education Student Loan Authority, Student Loan                6/06 at 102         Aaa        788,730
                 Revenue Bonds, Series XVII-A, 5.750%, 6/01/13 (Alternative
                 Minimum Tax)

  1,000,000    Michigan Higher Education Student Loan Authority, Student Loan                6/08 at 101         AAA        998,230
                 Revenue Bonds, Series XVII-B, 5.400%, 6/01/18 (Alternative Minimum
                 Tax)

  1,000,000    Board of Trustees of Western Michigan University, Michigan, General          11/02 at 102         AAA      1,094,810
                 Revenue Bonds, Series 1992A, 6.250%, 11/15/12
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 2.2%

  7,500,000    The Economic Development Corporation of Dickinson County (Michigan),         10/03 at 102        Baa1      7,660,500
                 Pollution Control Refunding Revenue Bonds (Champion International
                 Corporation Project), Series 1993, 5.850%, 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 18.1%

  1,000,000    The Economic Development Corporation of the City of Dearborn,                11/05 at 102         AAA      1,060,780
                 Hospital Revenue Bonds (Oakwood Obligated Group), Series 1995A,
                 5.750%, 11/15/15

    500,000    City of Farmington Hills, Hospital Finance Authority (Michigan),              2/02 at 102         AAA        542,885
                 Hospital Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/11

               City of Flint Hospital Building Authority, Revenue Rental Bonds,
               Series 1998B (Hurley Medical Center):
  1,000,000      5.375%, 7/01/18                                                             7/08 at 101        Baa1        952,370
  1,000,000      5.375%, 7/01/28                                                             7/08 at 101        Baa1        935,240

    160,000    County of Grand Traverse (Michigan), Hospital Finance Authority,              7/02 at 102         AAA        172,102
                 Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                 Group), Series 1992A, 6.250%, 7/01/22

  6,000,000    City of Kalamazoo Hospital Finance Authority, Hospital Revenue                5/06 at 102         AAA      6,315,660
                 Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.875%, 5/15/26

  1,290,000    Kent Hospital Finance Authority (Michigan), Hospital Revenue                 11/01 at 102         AAA      1,382,867
                 Refunding Bonds (Pine Rest Christian Hospital), Series 1992,
                 6.500%, 11/01/10

  3,530,000    Lake View Community Hospital Authority (Michigan), Hospital                   2/07 at 101         N/R      3,434,055
                 Revenue Refunding Bonds, Series 1997, 6.250%, 2/15/13

     40,000    Michigan State Hospital Finance Authority, Hospital Revenue and               8/99 at 101         BBB         40,934
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1988B, 8.125%, 8/15/08

  3,000,000    Michigan State Hospital Finance Authority, Revenue Refunding                  7/99 at 101        BBB+      3,036,000
                 Bonds, Memorial Hospital Owosso Series 1987A, 7.375%, 1/01/03

  6,500,000    Michigan State Hospital Finance Authority, Revenue and Refunding              8/03 at 102         BBB      6,618,625
                 Bonds (The Detroit Medical Center Obligated Group), Series 1993A,
                 6.500%, 8/15/18

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  11/01 at 102         AAA      1,072,800
                 Refunding Bonds (Sparrow Obligated Group), Series 1991, 6.500%,
                 11/15/11

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

 $2,920,000    Michigan State Hospital Finance Authority, Hospital Revenue and               8/04 at 102         BBB     $2,685,728
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993B, 5.500%, 8/15/23

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue and               1/05 at 102         AA-      1,074,740
                 Refunding Bonds (Otsego Memorial Hospital, Gaylord, Michigan),
                 Series 1995, 6.125%, 1/01/15

  2,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                   7/05 at 102         AAA      2,042,420
                 Refunding Bonds (Port Huron Hospital Obligated Group),
                 Series 1995, 5.500%, 7/01/15

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  No Opt. Call         BBB      1,058,960
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan)
                 Series 1995, 6.100%, 10/01/07

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  10/06 at 102         BBB      1,042,630
                 Bonds (Michigan Community Hospital), Series 1996, 6.250%, 10/01/27

  2,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                   8/07 at 101         AA-      2,002,140
                 Refunding Bonds (Mercy Health Services), Series 1997S, 5.500%, 8/15/20

               Michigan State Hospital Finance Authority, Hospital Revenue
               and Refunding Bonds (Genesys Regional Medical Center
               Obligated Group), Series 1998A:
  1,000,000      5.500%, 10/01/18                                                           10/08 at 101         BBB        972,100
  4,000,000      5.500%, 10/01/27                                                           10/08 at 101         BBB      3,812,360

  1,975,000    Michigan State Hospital Finance Authority, Hospital Revenue and               5/08 at 101         BBB      1,892,208
                 Refunding Bonds (Hackley Hospital Obligated Group),
                 Series 1998A, 5.375%, 5/15/19

  1,250,000    Michigan State Hospital Finance Authority, Hospital Revenue                   8/08 at 101         BBB      1,099,650
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

               Pontiac Michigan Hospital Finance Authority, Hospital Revenue
               Refunding Bonds, Nomc Obligation Group:
  3,000,000      6.000%, 8/01/18                                                             8/03 at 102        BBB-      3,025,680
  5,165,000      6.000%, 8/01/23                                                             8/03 at 102        BBB-      5,206,837

  8,345,000    Royal Oak, Michigan, Hospital Finance Authority, Hospital                     1/06 at 102          AA      8,104,330
                 Revenue Refunding Bonds (William Beaumont
                 Hospital), Series 1996I, 5.250%, 1/01/20

  2,000,000    Saginaw Hospital Finance Authority (Michigan), Hospital Revenue              10/99 at 102        BBB+      2,056,340
                 Refunding Bonds (Saginaw General Hospital),
                 Series 1989, 7.625%, 10/01/08

    500,000    City of Saginaw (Michigan), Hospital Finance Authority (St.                   7/01 at 102         AAA        535,565
                 Lukes Hospital), Hospital Revenue Refunding Bonds,
                 Series 1991C, 6.750%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.0%

    430,000    Grand Rapids Housing Corporation, Multifamily Revenue Refunding               1/04 at 104         AAA        473,602
                 Bonds, Series 1992 (FHA Insured Mortgage Loan -- Section 8
                 Assisted Elderly Project), 7.375%, 7/15/41

    750,000    Grand Rapids Housing Finance Authority, Multifamily Housing                   9/04 at 100         AAA        821,760
                 Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                 7.625%, 9/01/23

  1,190,000    Michigan State Housing Development Authority, Limited Obligation              4/05 at 102        Aaa-      1,279,607
                 Multifamily Revenue Refunding Bonds, Series 1995A (GNMA
                 Collateralized Program-Parc Pointe Apartments), 6.500%, 10/01/15

  6,000,000    Michigan State Housing Development Authority, Section 8 Assisted             No Opt. Call         AA-      1,683,240
                 Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14

  5,000,000    Michigan State Housing Development Authority, Rental Housing                  4/01 at 102         AA-      5,304,300
                 Revenue Bonds, 1990 Series B, 7.550%, 4/01/23

    190,000    Michigan State Housing Development Authority, Rental Housing                  1/02 at 102         AA-        202,010
                 Revenue Bonds, 1991 Series B, 7.100%, 4/01/21

    400,000    Michigan State Housing Development Authority, Rental Housing                 10/02 at 102         AA-        426,444
                 Revenue Bonds, 1992 Series A, 6.650%, 4/01/23

  1,000,000    Michigan State Housing Development Authority, Rental Housing                  6/05 at 102         AAA      1,062,920
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

  2,500,000    Michigan State Housing Development Authority, Rental Housing                  4/09 at 101         AAA      2,475,500
                 Revenue Bonds, 1999 Series A, 5.300%, 10/01/37
                (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                   Portfolio of Investments
                   Nuveen Flagship Michigan Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 3.7%

$   820,000    Michigan State Housing Development Authority, Single Family Mortgage          6/00 at 102         AA+    $   847,634
                 Revenue Bonds, Series 1990A, 7.500%, 6/01/15

  2,015,000    Michigan State Housing Development Authority, Single Family Mortgage         12/00 at 102         AA+      2,096,547
                 Revenue Bonds, Series 1990C, 7.550%, 12/01/15

  2,000,000    Michigan State Housing Development Authority, Single Family Mortgage          6/04 at 102         AA+      2,116,400
                 Revenue Bonds, Series 1994A, 6.450%, 12/01/14

  3,930,000    Michigan State Housing Development Authority, Single Family Mortgage         12/04 at 102         AA+      4,110,819
                 Revenue Refunding Bonds, Series 1994C, 6.500%, 6/01/16

    775,000    Michigan State Housing Development Authority, Single Family Mortgage          6/05 at 102         AA+        810,108
                 Revenue Bonds, Series 1995A, 6.800%, 12/01/16

  1,500,000    Michigan State Housing Development Authority, Single Family Mortgage         12/06 at 102         AA+      1,577,805
                 Revenue Bonds, Series 1996D, 5.950%, 12/01/16

  1,250,000    Michigan State Housing Development Authority, Single Family Mortgage          6/07 at 102         AAA      1,314,150
                 Revenue Bonds, Series 1997A, 6.050%, 12/01/27
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.5%

  2,000,000    The Economic Development Corporation of the Charter Township of Grand         7/09 at 101           A      1,918,620
                 Rapids (Michigan), Limited Obligation Revenue Bonds
                 (Porter Hills Obligated Group Cook Valley Estates Project),
                 Series 1999, 5.450%, 7/01/29

  2,500,000    The Economic Development Corporation of the City of Kalamazoo                 5/07 at 102         BBB      2,601,425
                 (Kalamazoo County, Michigan), Limited Obligation Revenue and
                 Refunding Revenue Bonds (Friendship Village of Kalamazoo),
                 Series 1997A, 6.250%, 5/15/27

               Michigan State Hospital Finance Authority Revenue Bonds
               (Presbyterian), Villages of Michigan Obligation Group, Series 1997:
    600,000      6.375%, 1/01/15                                                             1/07 at 102         N/R        635,022
  1,200,000      6.500%, 1/01/25                                                             7/05 at 102         N/R      1,270,272
    500,000      6.375%, 1/01/25                                                             1/07 at 102         N/R        526,905

               Michigan Strategic Fund, Limited Obligation Revenue Bonds
               (Porter Hills Presbyterian Village Inc. Project), Series 1998:
    400,000      5.300%, 7/01/18                                                             7/08 at 101           A        387,608
  2,675,000      5.375%, 7/01/28                                                             7/08 at 101           A      2,587,073

  2,000,000    Michigan Strategic Fund, Limited Obligation Revenue and Refunding            11/08 at 101         N/R      1,928,540
                 Revenue Bonds, Series 1998 (Holland Home), 5.750%, 11/15/28

  7,110,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds                     6/08 at 100        BBB+      6,793,107
                 (Clark Retirement Community Inc. Project), Series 1998,
                 5.250%, 6/01/18

    250,000    The Economic Development Corporation of the City of Warren, Nursing           3/02 at 101         Aaa        261,745
                 Home Revenue Refunding Bonds
                 (GNMA Mortgage-Backed Security - Autumn Woods Project),
                 Series 1992, 6.900%, 12/20/22

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 13.6%

    400,000    County of Bay, State of Michigan, West Side Regional Sewage Disposal         11/99 at 102           A        411,516
                 System Bonds, 6.400%, 5/01/02

    410,000    Bishop International Airport Authority, County of Genesee, State of          12/10 at 100         AAA        399,713
                 Michigan, Limited Tax General Obligation Refunding Bonds,
                 Series 1999-A, 5.150%, 12/01/19

  5,000,000    Brighton Area Schools, County of Livingston, State of Michigan, 1992         No Opt. Call         AAA      1,663,200
                 Refunding Bonds, Series II (General Obligation Unlimited Tax),
                 0.000%, 5/01/20

  1,200,000    Coopersville Area Public Schools, Counties of Ottawa and Muskegon,            5/09 at 100         AAA      1,147,092
                 State of Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/29

  8,210,000    School District of the City of Detroit, Wayne County, Michigan,               5/09 at 101         AAA      7,562,395
                 School Building and Site Improvement Bonds (Unlimited Tax General
                 Obligation), Series 1998A, 4.750%, 5/01/28

    500,000    City of East Lansing Building Authority, County of Ingham, State of          10/99 at 102          AA        515,735
                 Michigan, Building Authority Refunding Bonds, Series 1991, 7.000%,
                 10/01/16

  2,430,000    School District of the City of Garden City, County of Wayne, State of         5/04 at 101         AAA      2,662,600
                 Michigan, 1994 Refunding Bonds (General Obligation  - Unlimited Tax),
                 6.400%, 5/01/11

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,000,000    Lake Orion Community School District, County of                               5/05 at 101         AAA   $  1,025,100
                Oakland, State of Michigan, 1995 Refunding Bonds
                (General Obligation - Unlimited Tax), 5.500%, 5/01/20

  2,700,000    Livonia Public Schools, School District County of                            No Opt. Call         AAA      1,785,159
                Wayne, State of Michigan, 1992 School Building and Site Bonds,
                Series II (General Obligation - Unlimited Tax), 0.000%, 5/01/08

  1,345,000    Mona Shores Public Schools, County of Muskegon,                               5/05 at 102         AAA      1,400,791
                State of Michigan, 1995 School Building and Site Bonds (General
                Obligation - Unlimited Tax), 5.500%, 5/01/14

               Okemos Public Schools, County of Ingham, State of
               Michigan, 1993 Refunding Bonds:
  1,000,000     0.000%, 5/01/17                                                             No Opt. Call         AAA        392,910
  1,020,000     0.000%, 5/01/18                                                             No Opt. Call         AAA        379,022

  1,415,000    Plymouth-Canton Community Schools, Counties of Wayne                          5/09 at 100         AA+      1,322,572
                and Washtenaw, State of Michigan, 1999 School Building and Site
                Bonds (General Obligation - Unlimited Tax), 4.750%, 5/01/21

  1,500,000    Portage Lake Water and Sewage Authority, Houghton                            10/05 at 102         AAA      1,644,825
                County, Michigan, General Obligation Limited Tax Refunding Bonds,
                6.200%, 10/01/20

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
  3,125,000     6.450%, 7/01/17                                                              7/04 at 102         AAA      3,510,406
    370,000     6.500%, 7/01/23                                                          7/04 at 101 1/2         AAA        416,476

    500,000    Redford Union Schools, District No. 1, County of                             No Opt. Call         AAA        489,625
                Wayne, State of Michigan, 1997 Refunding Bonds (General Obligation -
                Unlimited Tax), 5.000%, 5/01/22

  1,650,000    County of St. Clair, State of Michigan, Building Authority Bonds,             4/06 at 101         AAA      1,685,970
                 General Obligation Limited Tax, Series 1996, 5.375%, 4/01/15

    750,000    South Lyon Community Schools, Counties of Oakland,                            5/01 at 102         AA+        793,763
                Washtenaw and Livingston, State of Michigan, 1991 Refunding Bonds
                (General Obligation - Unlimited Tax), 6.250%, 5/01/14

  2,470,000    Waterford School District, County of Oakland, State                           6/04 at 101         AAA      2,744,022
                of Michigan, School District Bonds, Series 1995 (General Obligation -
                Unlimited Tax), 6.375%, 6/01/14

  5,000,000    Wayland Union School District, Counties of Allegan,                           5/05 at 101         AAA      5,573,000
                Barry and Kent, State of Michigan, 1994 School and Building Site Bonds
                (General Obligation - Unlimited Tax), 6.250%, 5/01/14

  1,250,000    Wayne County Building Authority (State of Michigan),                          6/06 at 102         AAA      1,257,575
                Capital Improvement Bonds, Series 1996A (Limited Tax General
                Obligation), 5.250%, 6/01/16

  3,270,000    West Ottawa Public Schools, County of Ottawa, State                          No Opt. Call         AAA      1,284,816
                of Michigan, 1992 Refunding Bonds (General Obligation - Unlimited
                Tax), 0.000%, 5/01/17

  1,000,000    Western Townships Utilities Authority, Sewage                                 1/02 at 100         AAA      1,056,630
                Disposal System Refunding Bonds, Series 1991, 6.500%, 1/01/10

  5,175,000    Williamston Community School District, General                               No Opt. Call         AAA      5,413,361
                Obligation - Unlimited Tax, Series 1996, 5.500%, 5/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 14.6%

  2,000,000    City of Detroit Building Authority, Revenue Bonds                             2/07 at 101           A      2,144,760
                (District Court Madison Center), Series A, 6.150%, 2/01/11

  2,000,000    City of Detroit, Michigan, Downtown Development                               7/08 at 100         AAA      1,836,120
                Authority, Tax Increment Refunding Bonds (Development Area No. 1
                Projects), Series 1998A, 4.750%, 7/01/25

  9,460,000    Detroit/Wayne County Stadium Authority (State of                              2/07 at 102         AAA      9,384,225
                Michigan), Building Authority (Stadium Bonds), Series 1997 (Wayne
                County Limited Tax General Obligation), 5.250%, 2/01/27

               Downtown Development Authority of The City of Grand Rapids, Michigan,
               Tax Increment Revenue Bonds, Series 1994:
  3,985,000     0.000%, 6/01/17                                                             No Opt. Call         AAA      1,558,972
  3,495,000     0.000%, 6/01/18                                                             No Opt. Call         AAA      1,293,045
  1,650,000     6.875%, 6/01/24                                                              6/04 at 102         AAA      1,859,501

  2,000,000    Lansing Michigan Building Authority, Refunding                                6/05 at 101         AA+      2,077,000
                Bonds, 5.600%, 6/01/19

    250,000    Michigan Municipal Bond Authority, State Revolving                           12/01 at 100         AAA        250,848
                Fund Revenue Bonds, Series 1992A, 4.750%, 12/01/09

  5,500,000    Michigan Municipal Bond Authority, Local Government                          No Opt. Call         AAA      3,738,295
                Loan Program Revenue Bonds, Series 1991A (Insured Wayne County
                Refunding Bonds), 0.000%, 12/01/07

           Portfolio of Investments
           Nuveen Flagship Michigan Municipal Bond Fund (continued)
           May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 2,800,000    Michigan Municipal Bond Authority, Local Government                          No Opt. Call         AAA   $  1,840,804
                Loan Program Revenue Bonds, Series 1991C, Group A, 0.000%, 6/15/08

               State Building Authority, State of Michigan, 1991 Revenue Refunding
               Bonds, Series I:
  1,000,000     6.750%, 10/01/11                                                            10/01 at 102          AA      1,079,050
  5,000,000     6.250%, 10/01/20                                                            10/01 at 102          AA      5,300,000

  7,585,000    State Building Authority, State of Michigan, 1991                            10/01 at 102          AA      8,040,100
                Revenue Bonds, Series II, 6.250%, 10/01/20

  6,000,000    The House of Representatives of the State of                                 No Opt. Call         AAA      1,656,720
                Michigan, Certificates of Participation, 0.000%, 8/15/23

  2,260,000    Puerto Rico Highway and Transportation Authority,                         7/02 at 101 1/2           A      2,451,512
                Highway Revenue Bonds 1992 Series V, 6.625%, 7/01/12

  1,000,000    Puerto Rico Highway and Transportation Authority,                             7/16 at 100           A      1,028,500
                Highway Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

  3,500,000    Puerto Rico Highway and Transportation Authority,                             7/08 at 101           A      3,324,580
                Transportation Revenue Bonds, Series A, 5.000%, 7/01/38

  1,085,000    Romulus Tax Increment Finance Authority, Wayne                               11/06 at 100         N/R      1,181,522
                County, Michigan (Limited Obligation Revenue Bonds), 1994,
                Development Bonds, Remarketed, 6.750%, 11/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.2%

    250,000    Capital Region Airport Authority (Lansing, Michigan), Airport                 7/02 at 102         AAA        271,378
                Revenue Bonds, Series 1992, 6.700%, 7/01/21 (Alternative Minimum Tax)

  2,250,000    Charter County of Wayne, Michigan, Detroit Metropolitan Wayne                No Opt. Call         AAA      2,124,045
                County Airport, Airport Revenue Bonds, Series 1998B, 4.875%, 12/01/23

               Charter County of Wayne, Michigan, Detroit Metropolitan Wayne County
               Airport, Airport Revenue Bonds, Series 1998A:
  2,500,000     5.000%, 12/01/22 (Alternative Minimum Tax)                                  12/08 at 101         AAA      2,375,700
  3,000,000     5.000%, 12/01/28 (Alternative Minimum Tax)                                  12/08 at 101         AAA      2,817,570
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 21.6%

  1,000,000    City of Battle Creek, County of Calhoun, State of                             5/04 at 102      BBB***      1,163,430
                Michigan, Battle Creek Downtown Development Authority, 1994
                Development Bonds, 7.600%, 5/01/16 (Pre-refunded to 5/01/04)

  1,800,000    City of Battle Creek, County of Calhoun State of                              5/04 at 102       A-***      2,083,554
                Michigan, Tax Increment Finance Authority, 1994 Development Bonds,
                7.400%, 5/01/16 (Pre-refunded to 5/01/04)

  1,000,000    City of Bay City, County of Bay, State of Michigan,                           1/01 at 102         AAA      1,063,970
                Electric Utility System Revenue Bonds, 1991 Series, 6.600%, 1/01/12
                (Pre-refunded to 1/01/01)

  1,895,000    Buena Vista School District, County of Saginaw,                               5/01 at 102      N/R***      2,053,195
                State of Michigan, 1991 School Building and Site Bonds (General
                Obligation Unlimited Tax), 7.200%, 5/01/16 (Pre-refunded to 5/01/01)

  1,000,000    The Central Michigan University Board of Trustees, General Revenue           10/00 at 102       A+***      1,065,190
                Bonds, Series 1990, 7.000%, 10/01/10 (Pre-refunded to 10/01/00)

    750,000    City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax),          4/01 at 102         AAA        820,943
                Series 1991, 8.000%, 4/01/11 (Pre-refunded to 4/01/01)

    300,000    School District of the City of Detroit, Wayne                                 5/00 at 102      Aa1***        317,823
                County, Michigan, School Building and Site Bonds,
                Series XXIII, 7.750%, 5/01/10 (Pre-refunded to 5/01/00)

  1,650,000    School District of the City of Detroit, Wayne                                 5/01 at 102         Aaa      1,786,043
                County, Michigan, School Building and Site Bonds (Unlimited Tax General
                Obligation), Series 1991, 7.150%, 5/01/11 (Pre-refunded to 5/01/01)

  2,600,000    School District of the City of Detroit, Wayne County, Michigan,               5/06 at 102         AAA      2,848,898
                School Building and Site Improvement Bonds (Unlimited Tax General
                Obligation), Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06)

 10,700,000    City of Detroit, Michigan, Downtown Development                               7/06 at 102       A-***     12,068,851
                Authority, Tax Increment Refunding Bonds (Development Area No. 1
                Projects), Series 1996C, 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

  2,000,000    City of Detroit, Michigan, Water Supply System                                7/00 at 102         AAA      2,121,980
                Revenue Bonds, Series 1990, 7.250%, 7/01/20 (Pre-refunded to 7/01/00)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    City of Farmington Hills, Hospital Finance                                    2/02 at 102         AAA   $    542,885
                Authority, Michigan, Hospital Revenue Bonds (Botsford General Hospital),
                Series 1992A, 6.500%, 2/15/22 (Pre-refunded to 2/15/02)

    340,000    County of Grand Traverse, Michigan, Hospital Finance                          7/02 at 102         AAA        369,237
                Authority, Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                Group), Series 1992A, 6.250%, 7/01/22 (Pre-refunded to 7/01/02)

  2,500,000    Haslett Public Schools, Counties of Ingham, Clinton                           5/00 at 101      AA+***      2,618,625
                and Shiawassee, State of Michigan, 1990 School Building and Site
                Bonds, 7.500%, 5/01/20 (Pre-refunded to 5/01/00)

    750,000    City of Hudsonville Building Authority, County of                            10/02 at 102         AAA        827,378
                Ottawa, State of Michigan, Building Authority Refunding Bonds,
                Series 1992, 6.600%, 10/01/17 (Pre-refunded to 10/01/02)

  2,000,000    Huron Valley School District, Counties of Oakland                             5/01 at 102      N/R***      2,157,620
                and Livingston, State of Michigan, 1991 School Building and Site
                Bonds, 7.100%, 5/01/08 (Pre-refunded to 5/01/01)

  1,940,000    City of Kalamazoo, Michigan, Hospital Finance Authority, Hospital             5/03 at 102       A1***      2,136,328
                Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                Series 1992A, 6.375%, 5/15/17 (Pre-refunded to 5/15/03)

  4,000,000    Lake Orion Community School District, County of                               5/05 at 101         AAA      4,614,320
                Oakland, State of Michigan 1994 Refunding Bonds (General Obligation -
                Unlimited Tax), 7.000%, 5/01/15 (Pre-refunded to 5/01/05)

    825,000    Menominee, Michigan, Area Public School District,                             5/00 at 102      AA+***        871,951
                7.400%, 5/01/20 (Pre-refunded to 5/01/00)

  3,000,000    Michigan Higher Education Facilities Authority                                5/01 at 103        A***      3,280,560
                Revenue, Limited Obligation, Aquinas College Project,
                7.350%, 5/01/11 (Pre-refunded to 5/01/01)

    555,000    Michigan Municipal Bond Authority, State Revolving Fund Revenue              10/02 at 102      AA+***        611,521
                Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

               Michigan Municipal Bond Authority, State Revolving
               Fund Revenue Bonds, Series 1994:
    950,000     7.000%, 10/01/04                                                            No Opt. Call      AA+***      1,079,675
  1,000,000     6.500%, 10/01/14 (Pre-refunded to 10/01/04)                                 10/04 at 102      AA+***      1,128,830
  1,000,000     6.500%, 10/01/17 (Pre-refunded to 10/01/04)                                 10/04 at 102      AA+***      1,128,830

    500,000    Michigan State Hospital Finance Authority, Hospital                          12/02 at 102         AAA        557,735
                Revenue Bonds (MidMichigan Obligated Group), Series 1992, 6.900%,
                12/01/24 (Pre-refunded to 12/01/02)

  1,000,000    Michigan State Hospital Finance Authority, Henry Ford Health                  7/00 at 102         AAA      1,058,110
                System, Series A, 7.000%, 7/01/10 (Pre-refunded to 7/01/00)

  1,000,000    Michigan Hospital Finance Authority (Oakwood Hospital Obligated               7/00 at 102         AAA      1,059,080
                Group), 7.100%, 7/01/18 (Pre-refunded to 7/01/00)

    800,000    Michigan State Hospital Finance Authority, Sisters of Mercy                   2/01 at 102         AAA        860,824
                Health Corporation, Series J, 7.200%, 2/15/18 (Pre-refunded to 2/15/01)

  1,000,000    Michigan State Hospital Finance Authority, Hospital                          11/01 at 102      Aa2***      1,092,290
                Revenue Bonds (Daughters of Charity National Health System-Providence
                Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

  1,065,000    Mona Shores Public Schools, County of Muskegon,                               5/05 at 102         AAA      1,153,864
                State of Michigan, 1995 School Building and Site Bonds (General
                Obligation - Unlimited Tax), 5.500%, 5/01/14 (Pre-refunded to 5/01/05)

  2,335,000    Oakland County, Michigan, Economic Development                                1/00 at 102      N/R***      2,464,593
                Corporation, Limited Obligation Revenue Bonds, Pontiac Osteopathic
                Hospital Project, 9.625%, 1/01/20 (Pre-refunded to 1/01/00)

  1,000,000    Oakland County, Michigan, Economic Development Corporation, Limited          11/04 at 102         Aaa      1,151,760
                Obligation Revenue Refunding Bonds, Cranbrook Educational Community,
                Series C, 6.900%, 11/01/14 (Pre-refunded to 11/01/04)

  1,800,000    Puerto Rico Commonwealth Highway Authority, Highway                           7/00 at 102         AAA      1,920,762
                Revenue Bonds, Series Q, 7.750%, 7/01/16 (Pre-refunded to 7/01/00)

  1,040,000    Rockford Public Schools, County of Kent, State of Michigan, 1990              5/00 at 101      N/R***      1,087,195
                School Building and Site and Refunding Bonds (General Obligation
                Bonds), 7.375%, 5/01/19 (Pre-refunded to 5/01/00)

    180,000    Saginaw-Midland Municipal Water Supply Corporation, State of                  9/04 at 102        A***        206,075
                Michigan, Water Supply Revenue Bonds (Limited Tax General Obligation),
                Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

  2,925,000    Spring Lake Public Schools, General Obligation                                5/07 at 100         AAA      3,184,126
                Bonds, Series 1997, 5.700%, 5/01/23 (Pre-refunded to 5/01/07)

  1,000,000    Regents of the University of Michigan, Hospital Revenue Bonds,               12/00 at 100       AA***      1,041,970
                Series 1990, 6.375%, 12/01/24 (Pre-refunded to 12/01/00)

           Portfolio of Investments
           Nuveen Flagship Michigan Municipal Bond Fund (continued)
           May 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$  3,500,000   Regents of the University of Michigan, Medical Service Plan Revenue          12/01 at 102      Aa2***   $  3,789,940
                6.500%, 12/01/21 (Pre-refunded to 12/01/01)

   7,000,000   Vicksburg Community Schools, Counties of Kalamazoo and St. Joseph,         5/06 at 37 1/4         AAA      1,919,400
                State of Michigan, 1991 School Building and Site Bonds, 0.000%,
                5/01/20 (Pre-refunded to 5/01/06)

   2,500,000   Waterford School District, County of Oakland, State                           6/04 at 101         AAA      2,763,325
                of Michigan, School District Bonds, Series 1995 (General Obligation -
                Unlimited Tax), 6.250%, 6/01/13 (Pre-refunded to 6/01/04)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.4%

     400,000   Michigan Public Power Agency, Belle River Project,                            1/03 at 102         AA-        398,804
                Refunding Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

   3,000,000   Michigan State South Central Power Agency, Power                             11/04 at 102        Baa1      3,352,830
                Supply System Revenue Refunding Bonds, 7.000%, 11/01/11

   3,500,000   Michigan State Strategic Fund, Limited Obligation Revenue Refunding           6/04 at 102         AAA      3,871,805
                Bonds, Detroit Education Company, Series B, 6.450%, 6/15/24

   1,000,000   Monroe County, Michigan, Economic Development Corporation,                   No Opt. Call         AAA      1,238,360
                Limited Obligation Revenue Refunding Bonds, Collateralized,
                Detroit Edison Company, Series, AA, 6.950%, 9/01/22

   1,000,000   County of Monroe, Michigan, Pollution Control                                No Opt. Call         AAA      1,093,500
                Revenue Bonds (The Detroit Edison Company Project),
                Series A-1994, 6.350%, 12/01/04 (Alternative Minimum Tax)

   4,000,000   Puerto Rico Electric Power Authority, Power Revenue                          No Opt. Call         AAA      1,628,320
                Bonds, Series O, 0.000%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 5.6%

               City of Detroit, Michigan, Sewage Disposal System Revenue
               Refunding Bonds, Series 1995-B:
   1,500,000    5.250%, 7/01/15                                                              7/05 at 101         AAA      1,517,174
  10,500,000    5.250%, 7/01/21                                                              7/05 at 101         AAA     10,438,364

   1,570,000   City of Detroit, Michigan, Water Supply System,                              No Opt. Call         AAA      1,676,304
                Revenue Second Lien Bonds, Series 1995-A, 5.550%, 7/01/12

   2,230,000   City of Detroit, Michigan, Water Supply System,                              No Opt. Call         AAA      2,380,992
                Revenue Second Lien Bonds, Series 1995-B, 5.550%, 7/01/12

   3,400,000   City of Grand Rapids, Michigan, Sanitary Sewer                                7/08 at 101         AAA      3,133,099
                System Improvement and Refunding Revenue Bonds,
                Series 1998A, 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$358,885,000   Total Investments - (cost $316,731,299) - 98.9%                                                          339,524,760
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.1%                                                                       3,860,058
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $343,384,818
               =====================================================================================================================


               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.


                                 See accompanying notes to financial statements.
26

                   Portfolio of Investments
                   Nuveen Flagship Ohio Municipal Bond Fund
                   May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.3%

$ 1,650,000    Toledo Lucas County Ohio Port Authority, Port Revenue Refunding               3/02 at 102         AA-    $ 1,800,365
                Facilities, Cargill Inc. Project, 7.250%, 3/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.2%

  1,335,000    Ohio Water Development Authority, Revenue Bonds, USA Waste                    3/02 at 102         N/R      1,420,961
                Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 4.2%

  2,050,000    Miami University, Ohio, University Revenue Bonds, 6.900%, 12/01/04           12/99 at 102          A+      2,124,477

  3,500,000    State of Ohio, Education Loan Revenue Bonds, Series 1997A                     6/07 at 102         AAA      3,627,365
                (Supplemental Student Loan Program), 1997A1, 5.850%,
                12/01/19 (Alternative Minimum Tax)

  1,750,000    State of Ohio (Ohio Higher Educational Facility Commission),                 12/04 at 102         AAA      1,848,735
                Higher Educational Facility Revenue Bonds (University of Dayton
                1994 Project), 5.800%, 12/01/19

  2,025,000    State of Ohio (Ohio Higher Educational Facility Commission),                 12/03 at 102         AAA      2,252,327
                Higher Educational Facility Mortgage Revenue Bonds
                (University of Dayton 1992 Project), 6.600%, 12/01/17

  1,200,000    State of Ohio (Ohio Higher Educational Facility Commission),                  9/06 at 101         N/R      1,241,472
                Higher Educational Facility Revenue Bonds (The University of
                Findlay 1996 Project), 6.125%, 9/01/16

  7,000,000    State of Ohio, Higher Educational Facility Revenue                            5/07 at 102         AAA      7,088,200
                Bonds (Xavier University 1997 Project), 5.375%, 5/15/22

               Ohio Higher Educational Facility Commission, Case
               Western Reserve University:
  1,870,000     7.125%, 10/01/14                                                            10/00 at 102          AA      1,991,999
    750,000     6.500%, 10/01/20                                                            No Opt. Call          AA        881,303

  2,250,000    Ohio State Higher Educational Facility Revenue Bonds, John                    4/07 at 102          A2      2,352,150
                Carroll University Project, 5.750%, 4/01/19

  4,250,000    University of Cincinnati, Ohio, General Receipts Bonds,                       6/07 at 100         AAA      4,299,555
                Series AB, 5.375%, 6/01/20

  1,230,000    Youngstown State University, Ohio, General Receipts Bonds,                   12/04 at 102         AAA      1,366,136
                6.000%, 12/15/16
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 0.5%

  2,125,000    County of Ashtabula, Ohio, Industrial Development Refunding                   5/02 at 102        Baa2      2,280,210
                Revenue Bonds, 1992 Series A (Ashland Oil, Inc. Project),
                6.900%, 5/01/10

  1,000,000    Ohio Air Quality Development Authority, State of Ohio, Air                    4/01 at 102        Baa1      1,061,640
                Quality Development Refunding Revenue Bonds, Series 1992
                (Ashland Oil, Inc. Project), 6.850%, 4/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 14.6%

 10,000,000    Akron, Bath and Copley Joint Township Hospital District, Ohio,               11/09 at 101        Baa1      9,437,900
                Hospital Facilities Revenue Bonds, Series 1998A (Summa Health
                System Project), 5.375%, 11/15/24

  1,250,000    County of Butler, Ohio, Hospital Facilities Revenue Refunding and             1/02 at 102        BBB-      1,331,725
                Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                Hospital Center), 7.500%, 1/01/10

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series
               1991 (Guernsey Memorial Hospital Project):
    500,000     8.000%, 12/01/06                                                            12/01 at 102         BBB        541,440
  1,000,000     8.000%, 12/01/11                                                            12/01 at 102         BBB      1,082,880

  1,500,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding                  1/06 at 102         AAA      1,541,145
                Revenue Bonds, Series 1996A (University Hospitals Health
                System, Inc. Project), 5.625%, 1/15/26

  1,000,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding                  2/07 at 102         AAA      1,032,390
                Revenue Bonds, Series 1997 (The MetroHealth System Project),
                5.625%, 2/15/17

                       Portfolio of Investments
                       Nuveen Flagship Ohio Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 2,000,000    Cuyahoga County, Ohio, Industrial Development Refunding Revenue               8/01 at 103         AAA    $ 2,159,720
                 Bonds, Series 1991 (University Health Care Center Project),
                 7.300%, 8/01/11

  2,010,000    County of Erie, Ohio Hospital Improvement and Refunding Revenue               1/02 at 102           A      2,160,830
                 Bonds, Series 1992 (Firelands Community Hospital Project),
                 6.750%, 1/01/08

               County of Franklin, Ohio, Hospital Refunding and Improvement
               Revenue Bonds, 1996 Series A (The Children's Hospital Project):
  1,575,000      5.750%, 11/01/15                                                           11/06 at 101          Aa      1,647,072
  5,275,000      5.875%, 11/01/25                                                           11/06 at 101          Aa      5,535,321

               County of Franklin, Ohio, Hospital Revenue Bonds, Holy Cross
               Health Systems Corporation, Series 1996:
    965,000      5.800%, 6/01/16                                                             6/06 at 102          AA      1,018,789
  2,000,000      5.875%, 6/01/21                                                             6/06 at 102          AA      2,108,620

  1,500,000    Franklin County, Ohio, Hospital Revenue Refunding Bonds (Holy                 6/00 at 102         AAA      1,587,315
                 Cross Health System - Mt. Carmel Health), Series 1990-A,
                 7.625%, 6/01/09

  3,000,000    County of Franklin, Ohio, Hospital Improvement Revenue                        5/09 at 102         Aa3      2,909,160
                 Bonds, Series 1999 (The Childrens Hospital Project),
                 5.200%, 5/01/29

  3,000,000    County of Hamilton, Ohio, Hospital Facilities Revenue,                        1/03 at 102           A      3,213,480
                 Refunding Bonds, Series 1992A (Bethesda Hospital, Inc.),
                 6.250%, 1/01/12

  7,890,000    County of Lorain, Ohio, Hospital Facilities Revenue and Refunding            11/05 at 102         AAA      7,916,116
                 Bonds, Series 1995 (EMH Regional Medical Center), 5.375%, 11/01/21

  2,250,000    County of Lorain, Ohio, Hospital Facilities Revenue Bonds, Series             9/07 at 102         AAA      2,303,843
                 1997B (Catholic Healthcare Partners), 5.500%, 9/01/27

  1,000,000    County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series             8/00 at 102         AAA      1,055,160
                 1990A (St. Vincent Medical Center), 6.750%, 8/15/20

  3,000,000    County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series             8/02 at 102         AAA      3,264,810
                 1992 (St. Vincent Medical Center), 6.500%, 8/15/12

    500,000    Mansfield, Ohio, Hospital Improvement Revenue Bonds, Series                  12/01 at 102         AAA        540,220
                 1991 (Mansfield General Hospital Project), 6.700%, 12/01/09

  2,000,000    County of Marion, Ohio, Hospital Refunding and Improvement Revenue            5/06 at 102        BBB+      2,137,960
                 Bonds, Series 1996 (The Community Hospital), 6.375%, 5/15/11

  1,250,000    Maumee, Ohio, Hospital Facilities Revenue Bonds (St. Luke's                  12/04 at 102         AAA      1,337,613
                 Hospital), Series 1994, 5.800%, 12/01/14

  4,405,000    County of Miami, Ohio, Hospital Facilities Revenue Refunding                  5/06 at 102         BBB      4,588,777
                 and Improvement Bonds, Series 1996A (Upper Valley Medical Center),
                 6.250%, 5/15/16

  4,205,000    Miami County, Ohio, Hospital Facilities Revenue Refunding and                 5/06 at 102         BBB      4,386,446
                 Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                 6.250%, 5/15/13

               City of Middleburg Heights, Ohio, Hospital Improvement Refunding
               Revenue Bonds, Series 1995 (Southwest General Health Center Project):
  4,000,000      5.625%, 8/15/15                                                             8/08 at 102         AAA      4,168,640
  2,000,000      5.750%, 8/15/21                                                             8/08 at 102         AAA      2,098,480

 11,000,000    Montgomery County, Ohio, Health System Revenue Bonds, Franciscan              1/08 at 102         BBB     10,757,890
                 Medical Center Dayton Campus Issue, Series 1997, 5.500%, 7/01/18

               County of Montgomery, Ohio, Hospital Facilities Revenue Refunding
               and Improvement Bonds, Series 1996 (Kettering Medical Center):
  1,500,000      5.625%, 4/01/16                                                             4/06 at 102         AAA      1,547,295
  7,000,000      6.250%, 4/01/20                                                            No Opt. Call         AAA      8,010,590

  2,500,000    Montgomery County, Ohio, Revenue Bonds, Sisters of Charity Health             5/03 at 101         AAA      2,729,950
                 Care, Series 1992A, 6.250%, 5/15/08

  4,000,000    City of Parma, Ohio, Hospital Improvement and Refunding Revenue              11/08 at 101          A-      3,877,560
                 Bonds, Series 1998 (The Parma Community Hospital Association),
                 5.375%, 11/01/29

  2,750,000    County of Trumbull, Ohio, Hospital Refunding and Improvement Revenue         11/01 at 102         AAA      3,008,363
                 Bonds, Series 1991 (Trumbull Memorial Hospital Project), Series
                 1991B, 6.900%, 11/15/12

    750,000    County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,               10/03 at 102        Baa2        790,448
                 Series 1993A (Union Hospital Project), 6.500%, 10/01/21

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multi-family - 4.9%

 $1,600,000    Butler County, Ohio, Multifamily Housing Revenue Bonds, Series 1998           9/08 at 103         N/R    $ 1,593,424
                 (Anthony Wayne Apartments Project), 6.500%, 9/01/30 (Alternative
                 Minimum Tax)

  1,150,000    County of Clark, Ohio, Multifamily Housing Revenue Bonds                     11/08 at 103         N/R      1,134,360
                 (Church of God Retirement Home), Series 1998, 6.250%, 11/01/30
                 (Alternative Minimum Tax)

 16,160,000    County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1997                10/07 at 103         Aaa     16,458,960
                 (GNMA Collateralized - Columbus Properties Project), 5.600%,
                 4/20/39 (Alternative Minimum Tax)

  6,200,000    Hamilton County, Multifamily Housing Revenue Bonds (Huntington                1/07 at 102         AAA      6,381,784
                 Meadows Project), Series 1997, 5.700%, 1/01/27 (Alternative
                 Minimum Tax)

  2,800,000    Ohio Capital Corporation for Housing Mortgage Revenue Refunding               1/02 at 100         AAA      2,825,284
                 Bonds, FHA Section 8 Assisted Project, Series 1997C, 5.700%,
                 1/01/24

  4,000,000    Ohio Capital Corporation for Housing Mortgage Revenue                         1/02 at 100         AAA      4,012,240
                 Refunding Bonds, Series 1998A (FHA Insured Mortgage Loans -
                 Section 8 Assisted Projects), 5.300%, 1/01/24

               Ohio Capital Corporation for Housing, Multifamily Housing
               Refunding Revenue Bonds, Series 1989A:
    310,000      7.500%, 11/01/11                                                           11/99 at 103         AAA        323,212
  1,215,000      7.600%, 11/01/23                                                           11/99 at 103         AAA      1,266,783
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.6%

  4,965,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/07 at 102         AAA      5,119,759
                 Bonds, 1996 Series B-3 (Mortgage-Backed Securities
                 Program), 5.750%, 9/01/28 (Alternative Minimum Tax)

  5,435,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/07 at 102         AAA      5,604,409
                 Bonds, Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)

  5,410,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                 3/08 at 101 1/2         AAA      5,519,607
                 Bonds, 1997 Series D-1 (Mortgage-Backed Securities Program),
                 5.500%, 3/01/19 (Alternative Minimum Tax)

  1,990,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/04 at 102         AAA      2,104,326
                 Bonds, Series 1994-A1 (GNMA Mortgage-Backed Securities
                 Program), 6.100%, 9/01/14

  3,095,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/08 at 102         AAA      3,120,967
                 Bonds, 1997 Series B (Mortgage-Backed Securities Program),
                 5.400%, 9/01/29 (Alternative Minimum Tax)

  5,145,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,              9/04 at 102         AAA      5,490,693
                 Series 1994B1, 6.375%, 9/01/14

 11,250,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,              9/08 at 101         AAA     11,175,525
                 1999 Series A1 (Mortgage-Backed Securities Program), 5.250%,
                 9/01/30 (Alternative Minimum Tax)

 12,875,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,              9/07 at 102         AAA     13,616,214
                 Series 1997A, 6.150%, 3/01/29 (Alternative Minimum Tax)

    400,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue                   3/00 at 102         AAA        412,744
                 Bonds (GNMA Mortgage-Backed Securities Program), 1990
                 Series A, 7.400%, 9/01/15

    445,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue                   9/00 at 102         AAA        465,047
                 Bonds (GNMA Mortgage-Backed Securities Program), 1990
                 Series D, 7.500%, 9/01/13

    250,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds             9/01 at 102         AAA        262,410
                 (GNMA Mortgage-Backed Securities Program), 1991 Series D, 7.050%,
                 9/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.4%

  2,775,000    Cleveland-Cuyahoga County Port Authority (Ohio), Development                  5/08 at 102         N/R      2,739,230
                 Revenue Bonds (Port of Cleveland Bond Fund - Jergens, Inc.,
                 Project), Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

  4,030,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds,               6/00 at 100         N/R      4,192,288
                 Series 1990 (Altenheim Project), 9.280%, 6/01/15

  1,500,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds,               7/03 at 102         N/R      1,511,415
                 Series 1993 (Ohio Presbyterian Retirement Services), 6.500%,
                 7/01/23

  3,120,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds,              11/05 at 102         Aa2      3,277,310
                 Series 1995 (Heinzerling Foundation), 6.200%, 11/01/20

    655,000    Franklin County, Hospital Revenue Refunding Bonds, FHA Insured                8/00 at 102         N/R        676,615
                 Mortgage Loan (Worthington Christian Village Nursing Home),
                 7.000%, 8/01/16

               Portfolio of Investments
               Nuveen Flagship Ohio Municipal Bond Fund (continued)
               May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

               County of Hamilton, Ohio, Health Care Facilities Revenue Bonds,
               Series 1998A (Twin Towers):
$ 1,000,000      5.125%, 10/01/18                                                           10/08 at 101           A    $   968,920
  1,250,000      5.125%, 10/01/23                                                           10/08 at 101           A      1,185,500

               County of Marion, Ohio, Health Care Facilities Refunding and
               Improvement Revenue Bonds, Series 1993 (United Church Homes, Inc.
               Project):
  1,250,000      6.375%, 11/15/10                                                           11/03 at 102        BBB-      1,307,413
    750,000      6.300%, 11/15/15                                                           11/03 at 102        BBB-        781,425

  2,130,000    City of Napoleon, Ohio, Health Care Facilities Mortgage Revenue               9/04 at 102          Aa      2,322,020
                 Refunding Bonds, Series 1994 (The Lutheran Orphans and Old
                 Folks Home Society at Napoleon, Inc. FHA Insured Project),
                 6.875%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 15.7%

               Adams County/Ohio Valley School District, Counties of Adams and
               Highland, Ohio, School Improvement Unlimited Tax General Obligation
               Bonds, Series 1995:
  6,000,000      7.000%, 12/01/15                                                           No Opt. Call         AAA      7,347,120
  9,500,000      5.250%, 12/01/21                                                           12/05 at 102         AAA      9,535,530

  3,955,000    City of Akron, Ohio, General Obligation Bonds, Various Purpose               12/04 at 102         AAA      4,478,919
                 Improvement Bonds, Series 1994 (Limited Tax), 6.750%, 12/01/14

               Anthony Wayne Local School District, Lucas, Wood and Fulton
               Counties, Ohio, School Facilities Construction and Improvement
               Bonds:
    600,000      0.000%, 12/01/13                                                           No Opt. Call         AAA        291,012
  2,850,000      5.750%, 12/01/24                                                           12/05 at 101         AAA      3,003,758

  1,000,000    Archbold Area Local School District, General Obligation Bonds                12/06 at 102         AAA      1,075,330
               (Unlimited Tax), Series 1996,
                 6.000%, 12/01/21

  1,000,000    Aurora City School District, Ohio, General Obligation (Unlimited             12/05 at 102         AAA      1,062,500
                 Tax), School Improvement Bonds, Series 1995, 5.800%, 12/01/16

  2,905,000    Board of Education, Batavia Local School District, County of                 12/05 at 102         AAA      3,303,392
                 Clermont, Ohio, School Improvement Bonds, Series 1995 (Unlimited
                 Tax), Bank Qualified, 6.300%, 12/01/22

  2,500,000    Buckeye Valley Local School District, Ohio, General Obligation Bonds         No Opt. Call         AAA      2,992,400
                 (Unlimited Tax), School Improvement Bonds, Series 1995A, 6.850%,
                 12/01/15

               Chesapeake - Union Exempt Village School District, Ohio, General
               Obligation Bonds, Series 1986:
    125,000      8.500%, 12/01/04                                                           No Opt. Call         N/R        149,255
    125,000      8.500%, 12/01/05                                                           No Opt. Call         N/R        152,113
    125,000      8.500%, 12/01/06                                                           No Opt. Call         N/R        154,625
    125,000      8.500%, 12/01/07                                                           No Opt. Call         N/R        156,846
    125,000      8.500%, 12/01/08                                                           No Opt. Call         N/R        158,933
    130,000      8.500%, 12/01/09                                                           No Opt. Call         N/R        166,780

  4,745,000    City of Cleveland, Ohio, Various Purpose General Obligation Bonds,           11/04 at 102         AAA      5,408,398
                 Series 1994, 6.625%, 11/15/14

    550,000    County of Columbiana, Ohio, County Jail Facilities Construction              12/04 at 102          AA        627,297
                 Bonds (General Obligation Unlimited Tax), 6.600%, 12/01/17

  1,500,000    City of Columbus, Ohio, General Obligation Refunding Bonds,                   1/02 at 102         Aaa      1,618,845
               Series 1992B, 6.500%, 1/01/10

               City of Columbus, Franklin County, Ohio, General Obligation Bonds:
    590,000      9.375%, 4/15/06                                                            No Opt. Call         AAA        764,616
    500,000      9.375%, 4/15/07                                                            No Opt. Call         AAA        661,745

  1,000,000    County of Cuyahoga, Ohio, General Obligation Various Purpose                 No Opt. Call         AA+      1,048,850
                 Refunding Bonds, Series 1993B (Limited Tax Obligation),
                 5.250%, 10/01/13

  1,345,000    County of Cuyahoga, Ohio, General Obligation Bonds (Limited Tax              No Opt. Call         AA+      1,446,991
                 Obligation), 5.650%, 5/15/18

    200,000    City of Dayton, Ohio, General Obligation Bonds (Three Issues),               No Opt. Call          A+        204,792
                 Limited Tax, 10.500%, 10/01/99

    750,000    City of Defiance, Ohio, Waterworks System Improvement Bonds,                 12/04 at 102         AAA        824,685
                 Series 1994, 6.200%, 12/01/20

               Delaware City School District, Delaware County, Ohio, School
               Facilities Construction and Improvement Bonds (General Obligation
               Unlimited Tax):
  1,000,000      0.000%, 12/01/10                                                           No Opt. Call         AAA        576,090
  1,000,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        543,790

  Principal                                                                               Optional Call                   Market
     Amount    Description                                                                  Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$   250,000    East Holmes Local School District, Ohio School Improvement Refunding         6/99 at 102         AAA  $   255,843
                 Bonds, General Obligations - Unlimited Tax, 7.700%, 12/01/08

  1,110,000    City of Fairborn, Ohio General Obligation Bonds, Utility Improvement        10/02 at 102         AAA    1,226,850
                 Bonds, Series 1991, 7.000%, 10/01/11

  4,040,000    County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited             12/08 at 102         AAA    4,116,396
                 Tax General Obligation Bonds), 5.375%, 12/01/20

  1,575,000    Garaway Local School District, Ohio School Improvement Bonds, Series        12/00 at 102         AAA    1,682,242
                 1990 (General Obligation - Unlimited Tax Bonds), 7.200%, 12/01/14

    620,000    County of Geauga, Ohio, General Obligation (Limited Tax), Sewer District    No Opt. Call         Aa2      706,540
                 Improvement Bonds (Bainbridge Water Project), 6.850%, 12/01/10

  1,000,000    Grandview Heights City School District, Franklin County, Ohio School        12/05 at 101          AA    1,085,980
                 Facilities Construction and Improvement Bonds (General Obligation -
                 Unlimited Tax), 6.100%, 12/01/19

  1,000,000    Highland Local School District, Morrow and Delaware Counties, Ohio,         12/07 at 102         AAA    1,070,590
                 School Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited-Tax), 5.875%, 12/01/19

  1,000,000    Huron County, Ohio, Correctional Facility Bonds (Limited Tax                12/07 at 102         AAA    1,079,600
                 General Obligation), 5.850%, 12/01/16

  1,000,000    Indian Valley Local School District, Ohio General Obligation                12/05 at 102         AAA    1,058,340
                 (Unlimited Tax), School Improvement Bonds, Series 1995,
                 5.750%, 12/01/19

  1,200,000    County of Jefferson, Ohio, Human Services Building Construction Bonds,      12/01 at 102         AAA    1,307,196
                 Series 1991 (General Obligation - Limited Tax), 6.625%, 12/01/14

  1,885,000    City of Kent, Ohio, General Obligation (Limited Tax), Sewer System          12/02 at 102         Aa3    2,066,865
                 Improvement Refunding Bonds, Series 1992, 6.500%, 12/01/10

  1,070,000    Kettering, Ohio, General Obligation Bonds (Limited Tax), 6.650%,            12/01 at 102         Aa3    1,158,254
                 12/01/12

  1,000,000    Kettering City School District, Ohio, General Obligation Bonds              12/05 at 101         AAA    1,003,380
                 (Unlimited Tax), 5.250%, 12/01/22

    500,000    Kings Local School District, General Obligation (Unlimited Tax),            12/05 at 100         AAA      512,205
                 School Improvement Bonds, Series 1995, 5.500%, 12/01/21

    500,000    Kirtland Local School District, Ohio, School Improvement Bonds, Series      12/99 at 102         N/R      519,220
                 1989, General Obligation Unlimited Tax Bonds, 7.500%, 12/01/09

  1,000,000    Lakeview, Ohio, Local School District, General Obligation Bonds,            12/04 at 102         AAA    1,156,290
                 6.900%, 12/01/14

  1,440,000    Lakewood, Ohio, General Obligation Bonds, Series 1995B,                     12/05 at 102         Aa3    1,529,986
                 5.750%, 12/01/15

  1,000,000    Lakota Local School District, County of Butler, Ohio, School Improvement    12/05 at 100         AAA    1,109,530
                 Unlimited Tax General Obligation Bonds, Series 1994, 6.125%, 12/01/17

               Logan County, Ohio, General Obligation Bonds:
    155,000      7.750%, 12/01/02                                                          No Opt. Call           A      173,797
    155,000      7.750%, 12/01/03                                                          No Opt. Call           A      177,797
    155,000      7.750%, 12/01/04                                                          No Opt. Call           A      181,393
    155,000      7.750%, 12/01/05                                                          No Opt. Call           A      184,593
    155,000      7.750%, 12/01/06                                                          No Opt. Call           A      187,311

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various            12/02 at 102          A1    1,097,980
                 Purpose Improvement Bonds, Series 1992, 6.650%, 12/01/12

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various            12/05 at 102         AAA    1,026,400
                 Purpose Improvement Bonds, Series 1995-1, 5.400%, 12/01/15

  1,000,000    County of Mahoning, Ohio, General Obligation Bonds, Various Purpose         12/99 at 102         AAA    1,039,070
                 Improvement Bonds, Series 1989, Limited Tax, 7.200%, 12/01/09

    865,000    Marysville, Ohio, Exempt Village School District, General Obligation        No Opt. Call         AAA      362,781
                 Bonds, 0.000%, 12/01/16

  1,215,000    Mason City School District, Counties of Warren and Butler, Ohio,            12/09 at 101         Aa3    1,237,964
                 School Improvement Unlimited Tax General Obligation Bonds,
                 Series 1998, 5.300%, 12/01/17

  1,000,000    City of North Olmsted, Ohio, General Obligation (Limited Tax),              12/02 at 102         AAA    1,086,740
                 Various Purpose Bonds, Series 1992, 6.250%, 12/15/12

               North Royalton City School District, Ohio, School Improvement Bonds,
               Bonds, Series 1994:
  2,200,000      6.000%, 12/01/14                                                          12/09 at 102         AAA    2,463,010
  2,400,000      6.100%, 12/01/19                                                          12/09 at 102         AAA    2,623,416

                   Portfolio of Investments
                   Nuveen Flagship Ohio Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$   600,000    Oak Hills, Ohio, Local School District, General Obligation Bonds,            12/07 at 101         Aa3    $   627,546
                 Series 1997A, 5.700%, 12/01/25

  1,000,000    State of Ohio, Full Faith and Credit, General Obligation                     No Opt. Call         AA+      1,119,790
                 Infrastructure Improvement Bonds, Series 1994, 6.000%, 8/01/10

               State of Ohio, Full Faith and Credit General Obligation
               Infrastructure Improvement Bonds, Series 1995:
    750,000      6.200%, 8/01/13                                                             8/05 at 102         AA+        840,870
  2,000,000      6.200%, 8/01/14                                                             8/05 at 102         AA+      2,242,320

  7,640,000    State of Ohio, Full Faith and Credit General Obligation                      No Opt. Call         AAA      3,767,666
                 Infrastructure Improvement Bonds, Series 1993, 0.000%, 8/01/13

    500,000    Olmsted Falls, Ohio, Local School District, General Obligation Bonds,        12/01 at 102         AAA        550,245
                 7.050%, 12/15/11

  1,750,000    Pickerington Local School District, Fairfield and Franklin Counties,         12/01 at 102          A1      1,892,345
                 Ohio, General Obligation Bonds
                 (Pickerington Public Library Project - Unlimited Tax),
                 6.750%, 12/01/16

               Pickerington Ohio Local School District, General Obligation Bonds:
    500,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        271,895
    500,000      0.000%, 12/01/13                                                           No Opt. Call         AAA        242,510

  1,000,000    Revere Local School District, Ohio, School Improvement Bonds,                12/03 at 102         AAA      1,071,650
                 Series 1993 (General Obligation Unlimited Tax Bonds),
                 6.000%, 12/01/16

  2,340,000    City of Stow, Ohio, Safety Center Construction Bonds                         12/05 at 102          A1      2,556,310
                 (General Obligation Limited Tax), 6.200%, 12/01/20

  2,870,000    City of Strongsville, Ohio, Various Purpose Improvement Bonds,               12/06 at 102         Aa3      3,091,191
                 Series 1996 (General Obligation - Limited Tax), 5.950%, 12/01/21

    540,000    Trumbull County, Ohio, General Obligation Sewer Bonds, Series 1994,          12/04 at 102         AAA        596,003
                 6.200%, 12/01/14

  1,320,000    Twinsburg Ohio City School District, General Obligation Bonds,               12/01 at 102         AAA      1,429,151
                 6.700%, 12/01/11

               Upper Arlington Ohio City School District, General Obligation Bonds:
  1,830,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        995,136
  1,870,000      0.000%, 12/01/12                                                           No Opt. Call         AAA        959,665

  1,910,000    Vandalia Ohio, General Obligation Bonds, 5.850%, 12/01/21                    12/06 at 101         Aa3      2,031,782

    750,000    West Geauga Local School District, Ohio, School Improvement Bonds,           11/04 at 102         AAA        814,913
                 Series 1994 (General Obligation Unlimited Tax), 5.950%, 11/01/12

  1,000,000    Woodridge, Ohio, Local School District, General Obligation Bonds,            12/04 at 102         AAA      1,071,620
                 6.000%, 12/01/19

  1,425,000    Wooster City School District, Wayne County, Ohio, General Obligation         12/02 at 102         AAA      1,573,499
                 Bonds (Unlimited Tax), For School Building Construction and
                 Improvement, 6.500%, 12/01/17

    300,000    Youngstown, Ohio, General Obligation Bonds, Limited Tax, Series 1994,        12/04 at 102         AAA        329,712
                 6.125%, 12/01/14

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 6.3%

    500,000    County of Athens, Ohio, Community Mental Health Revenue Bonds,                6/01 at 102         AA-        533,065
                 1991 Series I, 6.900%, 6/01/10

  6,000,000    City of Cleveland, Ohio, Certificates of Participation, Series 1997,         11/07 at 102         AAA      6,007,020
                 Cleveland Stadium Project, 5.250%, 11/15/27

  3,000,000    County of Hamilton, Ohio, Sales Tax Bonds, Series 1998B, Hamilton             6/08 at 101         AAA      2,896,170
                 County Football Project, 5.000%,12/01/27

  1,500,000    Ohio State Building Authority (Juvenile Correctional Building),               9/04 at 102         AAA      1,704,255
                 6.600%, 10/01/14

  1,100,000    Ohio State Department of Transportation Certificates of                       4/02 at 102         AAA      1,185,085
                 Participation, Panhandle Rail Line Project Series 1992A,
                 6.500%, 4/15/12

 27,850,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A     28,643,725
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

  2,700,000    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,             No Opt. Call           A      2,829,168
                 Series L Guaranteed by the Commonwealth of Puerto Rico,
                 5.500%, 7/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation  - 4.3%

  9,840,000    City of Cleveland, Ohio, Airport System Revenue Bonds, Series 1997A,          1/08 at 101         AAA      9,487,728
                 5.125%, 1/01/27 (Alternative Minimum Tax)

  8,500,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102         BBB      8,516,150
                 Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc.-Guarantors), 5.625%, 2/01/18

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

$11,000,000    State of Ohio, Turnpike Revenue Bonds, 1996 Series A, Issued by the Ohio     No Opt. Call         AAA   $ 11,944,130
                  Turnpike Commission, 5.500%, 2/15/26
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 17.8%

  2,000,000    City of Athens, County of Athens, Ohio, Sanitary Sewer System Mortgage       12/09 at 100        A***      2,375,960
                  Revenue Bonds, Series 1989, 7.300%, 12/01/14 (Pre-refunded to 12/01/09)

  3,000,000    City of Barberton, Ohio Hospital Facilities Revenue Bonds, Series 1992        1/02 at 102      N/R***      3,291,390
                 (The Barberton Citizens Hospital Company Project), 7.250%, 1/01/12
                 (Pre-refunded to 1/01/02)

  2,630,000    City of Bedford, Ohio, Hospital Facilities Refunding Revenue Bonds,           5/00 at 102      N/R***      2,773,309
                  Series 1990 (The Community Hospital of Bedford, Inc.), 8.500%,
                  5/15/09 (Pre-refunded to 5/15/00)

  1,000,000    Canal Winchester Local School District, Franklin and Fairfield Counties,     12/01 at 102         AAA      1,100,420
                 Ohio, General Obligation Bonds (Unlimited Tax), For School Facilities
                 Construction and Improvement, 7.100%, 12/01/13 (Pre-refunded to 12/01/01)

  1,085,000    County of Clermont, Ohio, Hospital Facilities Revenue Bonds, Series 1989A     9/01 at 100         AAA      1,172,592
                 (Mercy Health System, Province of Cincinnati), 7.500%, 9/01/19
                (Pre-refunded to 9/01/01)

              County of Clermont, Ohio, Sewer System Revenue Bonds, Series 1990,
              Clermont County Sewer District:
  1,000,000      7.250%, 12/01/11 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      1,074,780
  2,000,000      7.375%, 12/01/20 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      2,153,200

  3,700,000    County of Clermont, Ohio, Sewer System Revenue Bonds, Series 1991,           12/01 at 102         AAA      4,067,780
                 Clermont County Sewer District, 7.100%, 12/01/21
                 (Pre-refunded to 12/01/01)

               City of Cleveland, Ohio, General Obligaton Bonds,
               Series 1988:
  1,010,000      7.500%, 8/01/08 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,130,533
  1,010,000      7.500%, 8/01/09 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,130,533

    500,000   City of Cleveland, Ohio, Various Purpose General Obligation Bonds,             7/02 at 102         AAA        545,565
                 Series 1992, 6.375%, 7/01/12 (Pre-refunded to 7/01/02)

    790,000   Board of Education of the Cleveland City School District, Ohio, School        12/01 at 102         Aaa        889,595
                 Improvement Bonds, Series 1991 (General Obligation Unlimited Tax Bonds),
                 8.250%, 12/01/08 (Pre-refunded to 12/01/01)

    920,000   City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds, Series F,     1/02 at 102         AAA        996,572
                 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

              City of Cleveland, Ohio, Waterworks Improvement and Refunding Revenue
              Bonds, First Mortgage Revenue Bonds, Series 1996-H:
  2,280,000     5.750%, 1/01/21 (Pre-refunded to 1/01/06)                                    1/06 at 102         AAA      2,505,811
  5,795,000     5.750%, 1/01/26 (Pre-refunded to 1/01/06)                                    1/06 at 102         AAA      6,368,937

              County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health
              System), Series 1995:
    250,000     6.250%, 8/15/14 (Pre-refunded to 8/15/05)                                    8/05 at 102         AAA        281,838
  5,500,000     6.250%, 8/15/24 (Pre-refunded to 8/15/05)                                    8/05 at 102         AAA      6,200,425

  1,250,000   Conversion and Remarketing of the County of Cuyahoga, Ohio, Hospital          10/00 at 103      N/R***      1,348,838
                Improvement Revenue Bonds (Deaconess Hospital of Cleveland Project),
                Series 1985B, 7.450%, 10/01/18 (Pre-refunded to 10/01/00)

  5,750,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1990 (Meridia         8/00 at 102         AAA      6,124,843
                Health System), 7.250%, 8/15/19 (Pre-refunded to 8/15/00)

    305,000   County of Cuyahoga, Ohio, Distribution System Improvement Revenue Bonds,       6/99 at 102      N/R***        311,274
                Series 1989 (The Medical Center Company Project), 7.800%, 6/01/09
                (Pre-refunded to 6/01/99)

  1,000,000   City of Delphos, Ohio, Sewer System Mortgage Revenue Bonds, Series 1990,       9/00 at 102         AAA      1,066,140
                7.250%, 9/01/20 (Pre-refunded to 9/01/00)

  2,500,000   Fairlawn, Ohio, Health Care Facilities Revenue Bonds, Series 1989             10/99 at 102      N/R***      2,593,250
                (The Village at Saint Edward Project), 8.750%, 10/01/19
                (Pre-refunded to 10/01/99)

  1,350,000   County of Franklin, Ohio, Hospital Facilities Improvement Revenue Bonds,       5/00 at 102         AAA      1,425,533
                Series 1990A (Riverside United Methodist Hospital Project), 7.250%,
                5/15/20 (Pre-refunded to 5/15/00)

  1,000,000   County of Franklin, Ohio, Hospital Facilities Refunding and Improvement        5/00 at 102         AAA      1,059,640
                Revenue Bonds, Series 1990B (Riverside United Methodist Hospital Project),
                7.600%, 5/15/20 (Pre-refunded to 5/15/00)

  1,350,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,          7/01 at 103      N/R***      1,515,726
                1991 Series A (Ohio Presbyterian Retirement Services), 8.750%,
                7/01/21 (Pre-refunded to 7/01/01)

                   Portfolio of Investments
                   Nuveen Flagship Ohio Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$ 1,000,000    County of Franklin, Ohio, Revenue Bonds, Series                               7/01 at 100      N/R***     $1,066,970
                 1991 (OCLC Online Computer Library Center, Incorporated
                 Project), 7.200%, 7/15/06 (Pre-refunded to 7/15/01)

  1,000,000    Board of Education, Gahanna-Jefferson City School                            12/00 at 102      N/R***      1,071,880
                 District, Franklin County, Ohio, General
                 Obligation Bonds, Series 1990A, 7.125%, 12/01/14
                 (Pre-refunded to 12/01/00)

               City of Garfield Heights, Ohio, Hospital Improvement and Refunding
               Revenue Bonds, Series 1992B (Marymount Hospital Project):
  3,000,000      6.650%, 11/15/11 (Pre-refunded to 11/15/02)                                11/02 at 102      AA-***      3,314,760
  3,500,000      6.700%, 11/15/15 (Pre-refunded to 11/15/02)                                11/02 at 102      AA-***      3,872,820

  1,720,000    Franciscan Sisters of the Poor Health System, Inc.                            7/02 at 102      BBB***      1,888,319
                 Revenue Bonds, Hamilton County, Ohio, Health
                 System Revenue Bonds, Providence Hospital Issue Series 1992, 6.875%,
                 7/01/15 (Pre-refunded to 7/01/02)

  1,495,000    County of Hamilton, Ohio, Judson Care Center                              8/00 at 101 1/4      AA-***      1,587,660
                 Nursing Home and Board and Care Project (FHA
                 Insured Mortgage), 7.800%, 8/01/19 (Pre-refunded to 8/01/00)

  1,000,000    Hudson Local School District, General Obligation                             12/00 at 102       A1***      1,073,290
                 Unlimited Tax, 7.100%, 12/15/13 (Pre-refunded to 12/15/00)

  1,000,000    Board of Education of the Hudson Local School                                12/00 at 102       A1***      1,074,240
                 District, Ohio, School Facilities Improvement
                 Bonds, Series 1991A, 7.100%, 12/15/14 (Pre-refunded to
                 12/15/00)

  1,000,000    Kent State University (A State University of                                  5/02 at 102         AAA      1,090,940
                 Ohio), General Receipts Bonds, Series 1992,
                 6.500%, 5/01/22 (Pre-refunded to 5/01/02)

  1,500,000    City of Lorain, Ohio, Hospital Refunding Revenue                             11/02 at 102       A1***      1,684,110
                 Bonds, Series 1992 (Lakeland Community Hospital,
                 Inc.), 6.500%, 11/15/12

  1,500,000    County of Lucas, Ohio, Hospital Facilities Revenue                           12/01 at 102      N/R***      1,678,965
                 Bonds, Series 1991 (Flower Memorial Hospital),
                 8.125%, 12/01/11 (Pre-refunded to 12/01/01)

  4,250,000    County of Mahoning, Ohio, Hospital Improvement                               10/02 at 100         AAA      4,539,765
                 Revenue Bonds, Series 1991 (YHA, Inc. Project),
                 Series 1991A, 7.000%, 10/15/14 (Pre-refunded to
                 10/15/02)

  1,150,000    County of Marion, Ohio, Health Care Facilities                               12/99 at 103      N/R***      1,215,194
                 Revenue Bonds, Series 1990 (United Church Homes,
                 Inc.), 8.875%, 12/01/12 (Pre-refunded to 12/01/99)

  1,000,000    The Board of Education of the Marysville Exempted                            12/00 at 102         AAA      1,074,110
                 Village School District, Union County, Ohio,
                 School Improvement Bonds, General Obligation (Unlimited
                 Tax), 7.200%, 12/01/10 (Pre-refunded to 12/01/00)

  1,250,000    City of Marysville, Ohio, Water System Mortgage                              12/01 at 101         AAA      1,361,488
                 Revenue Bonds, Series 1991, 7.050%, 12/01/21
                 (Pre-refunded to 12/01/01)

  1,850,000    Massillon City School District, Ohio, General                                12/00 at 102         AAA      1,987,104
                 Obligation Unlimited Tax Bonds School Improvement
                 Bonds, Series 1990, 7.200%, 12/01/11 (Pre-refunded
                 to 12/01/00)

  1,000,000    Board of Education of the Mentor Exempted Village                            12/02 at 100         AAA      1,040,530
                 School District, Ohio, Improvement Bonds,
                 Series 1989 (General Obligation Bonds), 7.400%,
                 12/01/11 (Pre-refunded to 12/01/02)

  3,000,000    City of Middleburg Heights, Ohio, Hospital                                    8/01 at 102         AAA      3,270,870
                 Improvement Revenue Bonds, Series 1991 (Southwest
                 General Hospital Project), 7.200%, 8/15/19
                 (Pre-refunded to 8/15/01)

               Ohio Housing Finance Agency Single Family Mortgage
               Revenue Bonds:
  6,460,000      0.000%, 1/15/15 (Pre-refunded to 1/15/11)                               1/11 at 67 1/32         AAA      2,474,761
  5,700,000      0.000%, 1/15/15 (Pre-refunded to 7/15/11)                              7/11 at 70 15/32         AAA      2,240,955

     20,000    Ohio Building Authority, State Facilities                                     4/03 at 100         AAA         23,466
                 Refunding Bonds (Frank J. Lausche State Office
                 Building), 1982 Series A, 10.125%, 10/01/06
                 (Pre-refunded to 4/01/03)

  1,000,000    State of Ohio, Ohio Higher Educational Facilities                             5/00 at 100         AAA      1,037,830
                 Commission (Ohio Northern University Project),
                 7.300%, 5/15/10 (Pre-refunded to 5/15/00)

  4,630,000    Ohio Water Development Authority, State of Ohio,                             No Opt. Call         AAA      5,128,327
                 Water Development Revenue Bonds, Pure Water
                 1990 Series I, 6.000%, 12/01/16

  1,000,000    County of Ottawa, Ohio, Sanitary Sewer System                                 9/01 at 102         AAA      1,090,460
                 Special Assessment Bonds (Portage-Catawba
                 Island Project), Series 1991, 7.000%, 9/01/11
                 (Pre-refunded to 9/01/01)

  1,000,000    City of Parma, Ohio, Various Purpose General                                 12/00 at 102        A***      1,080,190
                 Obligation Bonds, Series 1990 (Limited Tax
                 Obligation), 7.600%, 12/01/11 (Pre-refunded to 12/01/00)

34

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$ 1,600,000    Pickerington Ohio Local School District, General Obligation Bonds,           12/00 at 102         AAA    $ 1,720,624
                 Series 1990B, 7.250%, 12/01/13, (Pre-refunded to 12/01/00)

    700,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue Bonds,            7/00 at 102         AAA        746,963
                 Series Q, 7.750%, 7/01/10 (Pre-refunded to 7/01/00)

  1,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,          7/01 at 102         Aaa      1,629,810
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

  3,165,000    Reynoldsburg City School District, Ohio, General Obligation Bonds,           12/02 at 102         AAA      3,499,952
                 For School Building Construction and Improvement, 6.550%,
                 12/01/17 (Pre-refunded to 12/01/02)

  1,200,000    Ridgemont Local School District, Ohio, General Obligation (Unlimited Tax),   12/02 at 102      N/R***      1,345,056
                 School Improvement Bonds, Series 1992, 7.250%, 12/01/14 (Pre-refunded to 12/01/02)

    605,000    Scioto County, Ohio Human Services Building Bonds, General Obligation,        8/01 at 101      N/R***        654,084
                 7.150%, 8/01/11 (Pre-refunded to 8/01/01)

  1,725,000    County of Shelby, Ohio, Hospital Facilities Revenue Refunding and             9/02 at 102      N/R***      1,942,402
                 Improvement Bonds, Series 1992 (The Shelby County Memorial Hospital
                 Association), 7.700%, 9/01/18 (Pre-refunded to 9/01/02)

  1,000,000    Sylvania, Ohio, City School District, General Obligation Bonds, 6.600%,       6/02 at 102         AAA      1,095,690
                 6/01/16 (Pre-refunded to 6/01/02)

  1,000,000    University of Cincinnati, General Receipts Bonds, Series O, 6.300%,          12/02 at 102       AA***      1,096,310
                 6/01/12 (Pre-refunded to 12/01/02)

  4,775,000    County of Warren, Ohio, Hospital Facilities Improvement and Refunding         7/01 at 102      Aa2***      5,188,420
                 Revenue Bonds, Series 1991 (Otterbein Home Project), 7.200%, 7/01/11
                (Pre-refunded to 7/01/01)

    750,000    County of Warren, Ohio, Waterworks System Revenue Bonds, Series 1992,        12/02 at 102         AAA        830,595
                 Warren County Water District, 6.600%, 12/01/16 (Pre-refunded to
                 12/01/02)

  1,500,000    City of Warren, Ohio, General Obligation (Limited Tax), Sewerage System      11/00 at 102     BBB+***      1,618,500
                 Improvement Bonds, Series 1990, 7.750%, 11/01/10 (Pre-refunded to
                 11/01/00)

  1,500,000    Washington County, Ohio, Hospital Revenue Bonds (Marietta Area Health Care,   9/02 at 102     Baa1***      1,676,760
                 Inc. Project), Series 1992, 7.375%, 9/01/12 (Pre-refunded to 9/01/02)

  1,500,000    Westerville, Minerva Park and Blendon, Ohio, Joint Township Hospital          9/01 at 102         AAA      1,637,985
                 District (St. Ann's Hospital Project), Series 1991A, 7.100%, 9/15/21
                 (Pre-refunded to 9/15/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities --  13.1%

               City of Cleveland, Ohio, Public Power System First Mortgage Revenue
               Bonds, Series 1994A:
  2,250,000      0.000%, 11/15/12                                                           No Opt. Call         AAA      1,157,220
  1,535,000      0.000%, 11/15/13                                                           No Opt. Call         AAA        746,148

  10,685,000   City of Cleveland, Ohio, Public Power System Improvement First Mortgage      11/01 at 102         AAA     11,618,655
                 Revenue Bonds, Series 1991B, 7.000%, 11/15/17

  1,900,000    City of Cleveland, Ohio, Public Power System Improvement First Mortgage      11/01 at 102         AAA      2,066,022
                 Revenue Bonds, Series 1991A, 7.000%, 11/15/17

  4,000,000    City of Cleveland, Ohio, Public Power System, First Mortgage Revenue         11/06 at 102         AAA      3,868,520
                 Refunding Bonds, Series 1996, Sub-Series 1, 5.000%, 11/15/24

  7,520,000    Ohio Municipal Electric Generation Agency (American Municipal Power -         2/03 at 102         AAA      7,585,574
                 Ohio, Inc.), 5.375%, 2/15/24

               Ohio Air Quality Development Authority, Revenue Bonds, 1985 Series A,
               (Columbus Southern Power Company Project):
  1,750,000      6.375%, 12/01/20                                                           12/02 at 102         AAA      1,895,740
  7,000,000      6.250%, 12/01/20                                                            6/03 at 102        Baa1      7,393,750

    750,000    State of Ohio, Pollution Control Revenue Refunding Bonds, Ohio Air            7/99 at 102        Baa3        767,715
                 Quality Development Authority, 1989 Series B, (Ohio Edison Company
                 Project), 7.625%, 7/01/23

  5,900,000    Ohio Air Quality Development Authority, State of Ohio, Air Quality            8/99 at 102        Baa1      6,056,232
                 Development Revenue Refunding Bonds (Ohio Power Company Project),
                 Series B, 7.400%, 8/01/09

  2,000,000    Ohio Air Quality Development Authority, State of Ohio, Pollution Control      3/00 at 102         AAA      2,094,240
                 Revenue Refunding Bonds, 1990 Series A (Ohio Edison Company Project),
                 7.450%, 3/01/16

 15,000,000    State of Ohio, Ohio Air Quality Development Authority, Air Quality            9/05 at 102          A+     15,911,100
                 Development Revenue Refunding Bonds, 1995 Series (The Dayton Power
                 and Light Company Project), 6.100%, 9/01/30

                   Portfolio of Investments
                   Nuveen Flagship Ohio Municipal Bond Fund (continued) May 31, 1999

     Principal                                                                            Optional Call                     Market
        Amount    Description                                                              Provisions*    Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------------
                  Utilities (continued)

$    6,000,000    State of Ohio, Ohio Air Quality Development Authority, Air Quality        4/07 at 102         AAA   $  6,140,640
                    Development Revenue Bonds (JMG Funding, Limited Partnership Project),
                    Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

       500,000    Ohio Water Development Authority, State of Ohio, Collateralized Water     8/02 at 102          AA-       539,495
                    Development Revenue Refunding Bonds, 1992 Series A (The Dayton Power
                    and Light Company Project), 6.400%, 8/15/27

     7,050,000    Ohio Water Development Authority, Pollution Control Revenue (Ohio         7/99 at 102        Baa3      7,216,521
                    Edison Company), 7.625%, 7/01/23

    15,600,000    Ohio Water Development Authority, State of Ohio, Solid Waste Disposal     9/08 at 102         N/R     15,839,772
                    Revenue Bonds (Bay Shore Power Project) Tax Exempt Series 1998A,
                    5.875%, 9/01/20 (Alternative Minimum Tax)

     1,545,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,               No Opt. Call        BBB+        611,434
                    Series O, 0.000%, 7/01/17
----------------------------------------------------------------------------------------------------------------------------------
                  Water and Sewer - 5.2%

                  City of Bellefontaine, Sewer System First Mortgage Revenue Refunding
                  and Improvement Bonds (Bank Qualified):
     1,000,000      6.800%, 12/01/07                                                       12/02 at 101        Baa1      1,100,020
     1,000,000      6.900%, 12/01/11                                                       12/02 at 101        Baa1      1,103,270

     3,000,000    County of Butler, Ohio, Sewer System Revenue Bonds, Series 1996,         12/06 at 101         AAA      3,011,220
                    5.250%, 12/01/21

    13,000,000    City of Cleveland, Ohio, Waterworks Improvement First Mortgage           No Opt. Call         AAA     13,683,930
                    Refunding Revenue Bonds, Series G, 1993, 5.500%, 1/01/21

        80,000    City of Cleveland, Ohio, Waterworks Improvement First Mortgage            1/02 at 102         AAA         86,338
                    Revenue Refunding Bonds, Series F, 1992B, 6.500%, 1/01/11

     5,000,000    City of Cleveland, Ohio, Waterworks Improvement and Refunding             1/08 at 101         AAA      4,826,550
                    Revenue Bonds, Series I, 1998, 5.000%, 1/01/28

                  City of Cleveland, Ohio, Waterworks Improvement and Refunding Revenue
                  Bonds, First Mortgage Series 1996-H:
        40,000      5.750%, 1/01/21                                                         1/06 at 102         AAA         42,171
        55,000      5.750%, 1/01/26                                                         1/06 at 102         AAA         57,876

     1,600,000    County of Greene, Ohio, Water System Revenue Bonds, Series 1996,         12/07 at 102         AAA      1,734,159
                    6.125%, 12/01/21

     2,200,000    City of Greenville, Ohio (Darke County), Wastewater System First         12/02 at 102         AAA      2,400,265
                    Mortgage Revenue Bonds, Series 1992 (Governmental Enterprise
                    Revenue Bonds), 6.350%, 12/01/17

     1,000,000    City of Hamilton, Ohio, Water System Mortgage Revenue Bonds,             10/01 at 102         AAA      1,072,839
                    1991 Series A, 6.400%, 10/15/10

       795,000    City of Huber Heights, Ohio, Water System Revenue Bonds, Series 1995,    No Opt. Call         AAA        274,115
                    0.000%, 12/01/19

     1,000,000    County of Montgomery, Ohio, Water Revenue Bonds, Greater Moraine         11/02 at 102         AAA      1,086,979
                    Beavercreek Sewer District, Series 1992, 6.250%, 11/15/17

     1,000,000    Mount Gilead, Ohio, Water System Revenue, First Mortgage Bonds,          12/02 at 102         N/R      1,121,149
                    7.200%, 12/01/17

     1,000,000    Ohio Water Development Authority, State of Ohio, Water Development        6/05 at 102         AAA      1,066,739
                    Revenue Bonds, 1995 Fresh Water Series, 5.900%, 12/01/21

     2,000,000    Ohio Water Development Authority State of Ohio Water Development          6/08 at 101         AAA      1,969,799
                    Revenue Bonds, Fresh Water Series 1998, 5.125%, 12/01/23

       750,000    Toledo, Ohio, Sewer System, Revenue Mortgage Bonds, 6.350%, 11/15/17     11/04 at 102         AAA        834,172

       500,000    Toledo, Ohio, Waterworks System, Revenue Refunding Mortgage Bonds,       11/04 at 102         AAA        558,859
                    6.450%, 11/15/24
----------------------------------------------------------------------------------------------------------------------------------
$  665,515,000    Total Investments - (cost $634,842,457) - 97.4%                                                      680,075,080
==============--------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.6%                                                                  17,873,967
                  ----------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                   $697,949,047
                  ================================================================================================================

                  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                  *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                  N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               May 31, 1999

                                                                                     Kentucky       Michigan            Ohio
----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                    $523,340,679   $339,524,760    $680,075,080
Cash                                                                                1,803,538             --         473,734
Receivables:
  Interest                                                                          7,284,656      5,331,005      12,554,701
  Investments sold                                                                         --        850,000       6,778,700
  Shares sold                                                                         492,817        222,722         686,459
Other assets                                                                          242,693        222,169         258,560
----------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                    533,164,383    346,150,656     700,827,234
----------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                             --      1,521,114              --
Payables:
  Investments purchased                                                            16,332,674             --              --
  Shares redeemed                                                                     315,526        538,040         916,943
Accrued expenses:
  Management fees (note 6)                                                            135,773        157,946         313,933
  12b-1 distribution and service fees (notes 1 and 6)                                 113,014         81,785         123,452
  Other                                                                               125,628         47,588         202,607
Dividends payable                                                                   1,007,299        419,365       1,321,252
----------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                18,029,914      2,765,838       2,878,187
----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                              $515,134,469   $343,384,818    $697,949,047
============================================================================================================================
Class A Shares (note 1)
Net assets                                                                       $467,126,510   $260,396,154    $471,074,723
Shares outstanding                                                                 41,630,717     22,002,441      40,716,447
Net asset value and redemption price per share                                   $      11.22   $      11.83    $      11.57
Offering price per share (net asset value per share plus maximum sales charge
  of 4.20% of offering price)                                                    $      11.71   $      12.35    $      12.08
============================================================================================================================
Class B Shares (note 1)
Net assets                                                                       $  9,922,940   $  7,732,645    $ 14,494,335
Shares outstanding                                                                    884,147        652,742       1,253,766
Net asset value, offering and redemption price per share                         $      11.22   $      11.85    $      11.56
============================================================================================================================
Class C Shares (note 1)
Net assets                                                                       $ 37,246,090   $ 48,946,404    $ 50,889,097
Shares outstanding                                                                  3,322,380      4,142,231       4,402,702
Net asset value, offering and redemption price per share                         $      11.21   $      11.82    $      11.56
============================================================================================================================
Class R Shares (note 1)
Net assets                                                                       $    838,929   $ 26,309,615    $161,490,892
Shares outstanding                                                                     74,932      2,223,772      13,959,995
Net asset value, offering and redemption price per share                         $      11.20   $      11.83    $      11.57
============================================================================================================================

                                 See accompanying notes to financial statements.
37

                       Statement of Operations
                       Year Ended May 31, 1999

                                                                           Kentucky      Michigan          Ohio
----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $28,715,685   $20,077,314   $40,635,823
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  2,679,383     1,870,026     3,702,803
12b-1 service fees - Class A (notes 1 and 6)                                924,591       531,983       955,303
12b-1 distribution and service fees - Class B (notes 1 and 6)                65,879        57,940       101,641
12b-1 distribution and service fees - Class C (notes 1 and 6)               236,689       360,422       365,952
Shareholders' servicing agent fees and expenses                             247,472       139,136       487,240
Custodian's fees and expenses                                               120,066        82,000       136,608
Trustees' fees and expenses (note 6)                                          8,978         4,681        13,560
Professional fees                                                            34,746        16,657        21,353
Shareholders' reports - printing and mailing expenses                       110,856        78,853       146,631
Federal and state registration fees                                           6,934        15,836        30,644
Other expenses                                                               22,270        25,943        35,665
----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      4,457,864     3,183,477     5,997,400
    Custodian fee credit (note 1)                                           (11,312)       (2,125)           --
    Expense reimbursement (note 6)                                         (102,078)           --            --
----------------------------------------------------------------------------------------------------------------
Net expenses                                                              4,344,474     3,181,352     5,997,400
----------------------------------------------------------------------------------------------------------------
Net investment income                                                    24,371,211    16,895,962    34,638,423
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)              510,764     2,296,613     1,618,785
Net change in unrealized appreciation or depreciation of investments     (7,334,078)   (7,584,682)   (9,049,017)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (6,823,314)   (5,288,069)   (7,430,232)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $17,547,897   $11,607,893   $27,208,191
================================================================================================================


                                 See accompanying notes to financial statements.

                     Statement of Changes in Net Assets

                                                                                               Kentucky
                                                                                      ----------------------------
                                                                                        Year Ended     Year Ended
                                                                                           5/31/99        5/31/98
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                 $ 24,371,211   $ 24,365,910
Net realized gain from investment transactions (notes 1 and 4)                             510,764      2,172,160
Net change in unrealized appreciation or depreciation of investments                    (7,334,078)    14,097,294
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              17,547,897     40,635,364
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                             (22,685,548)   (22,954,811)
   Class B                                                                                (286,307)      (102,552)
   Class C                                                                              (1,381,734)    (1,254,173)
   Class R                                                                                 (38,706)       (32,294)
From accumulated net realized gains from investment transactions:
   Class A                                                                                (949,721)    (1,984,678)
   Class B                                                                                 (13,524)       (10,705)
   Class C                                                                                 (63,109)      (120,396)
   Class R                                                                                  (1,619)        (2,930)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                              (25,420,268)   (26,462,539)
------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of Kentucky Limited (note 1)       9,633,669             --
Net proceeds from sale of shares                                                        58,123,682     47,501,865
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                                  12,771,045     15,618,317
------------------------------------------------------------------------------------------------------------------
                                                                                        80,528,396     63,120,182
Cost of shares redeemed                                                                (42,438,595)   (48,645,223)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                 38,089,801     14,474,959
------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                              30,217,430     28,647,784
Net assets at the beginning of year                                                    484,917,039    456,269,255
------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                         $515,134,469   $484,917,039
==================================================================================================================
Balance of undistributed net investment income at the end of year                     $      3,931   $     25,015
==================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                  Michigan                       Ohio
                                                                        ----------------------------  ----------------------------
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                             5/31/99        5/31/98        5/31/99        5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $ 16,895,962   $ 16,864,427   $ 34,638,423   $ 35,243,212
Net realized gain from investment transactions (notes 1 and 4)             2,296,613      1,595,690      1,618,785      4,967,956
Net change in unrealized appreciation or depreciation of investments      (7,584,682)    10,225,980     (9,049,017)    16,619,119
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                11,607,893     28,686,097     27,208,191     56,830,287
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                               (13,190,292)   (13,344,536)   (23,597,778)   (24,388,584)
   Class B                                                                  (255,860)       (63,731)      (448,001)      (182,260)
   Class C                                                                (2,123,812)    (1,982,594)    (2,161,843)    (2,008,254)
   Class R                                                                (1,398,706)    (1,409,716)    (8,432,580)    (8,687,614)
From accumulated net realized gains from investment transactions:
   Class A                                                                (1,239,012)      (597,076)    (1,818,617)    (1,996,392)
   Class B                                                                   (28,005)        (3,361)       (40,242)       (16,956)
   Class C                                                                  (223,599)      (101,904)      (185,121)      (178,327)
   Class R                                                                  (125,490)       (61,084)      (623,027)      (681,846)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (18,584,776)   (17,564,002)   (37,307,209)   (38,140,233)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          47,599,095     28,641,868     76,326,399     63,755,865
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            6,087,951     10,647,679     17,436,625     24,926,989
----------------------------------------------------------------------------------------------------------------------------------
                                                                          53,687,046     39,289,547     93,763,024     88,682,854
Cost of shares redeemed                                                  (43,389,935)   (37,642,403)   (75,213,088)   (83,801,938)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                   10,297,111      1,647,144     18,549,936      4,880,916
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 3,320,228     12,769,239      8,450,918     23,570,970
Net assets at the beginning of year                                      340,064,590    327,295,351    689,498,129    665,927,159
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $343,384,818   $340,064,590   $697,949,047   $689,498,129
==================================================================================================================================
Balance of undistributed net investment income at the end of year       $     23,937   $     96,645   $     34,534   $     36,313
==================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky"), the Nuveen Flagship Michigan Municipal Bond Fund ("Michigan") and the Nuveen Flagship Ohio Municipal Bond Fund ("Ohio") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on April 23, 1999, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited") reorganized into Kentucky as approved by the shareholders of Kentucky Limited on April 15, 1999.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, Kentucky had outstanding delayed delivery and when-issued purchase commitments of $16,332,674. There were no such outstanding purchase commitments in either of the other funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                              Kentucky
                                                                       ------------------------------------------------------
                                                                           Year Ended 5/31/99          Year Ended 5/31/98
                                                                       --------------------------  --------------------------
                                                                           Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Kentucky Limited:
   Class A                                                                596,400   $  6,760,656           --   $         --
   Class C                                                                251,869      2,854,283           --             --
   Class R                                                                  1,657         18,730           --             --
Shares sold:
   Class A                                                              3,649,401     41,613,655    3,217,301     36,434,351
   Class B                                                                535,579      6,099,201      323,485      3,657,888
   Class C                                                                901,574     10,264,891      639,620      7,226,085
   Class R                                                                 12,814        145,935       16,255        183,541
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                              1,036,557     11,833,474    1,281,834     14,485,026
   Class B                                                                 12,216        139,432        4,212         47,833
   Class C                                                                 68,926        785,998       94,246      1,063,652
   Class R                                                                  1,065         12,141        1,937         21,806
-----------------------------------------------------------------------------------------------------------------------------
                                                                        7,068,058     80,528,396    5,578,890     63,120,182
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (3,271,484)   (37,270,021)  (3,866,440)   (43,715,326)
   Class B                                                                (38,705)      (440,621)      (1,809)       (20,440)
   Class C                                                               (414,950)    (4,727,847)    (434,290)    (4,909,457)
   Class R                                                                     (9)          (106)          --             --
-----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,725,148)   (42,438,595)  (4,302,539)   (48,645,223)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                            3,342,910   $ 38,089,801    1,276,351   $ 14,474,959
=============================================================================================================================

                                                                                              Michigan
                                                                       ------------------------------------------------------
                                                                           Year Ended 5/31/99          Year Ended 5/31/98
                                                                       --------------------------  --------------------------
                                                                           Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              2,626,252   $ 31,703,772    1,390,245   $ 16,660,336
   Class B                                                                355,032      4,296,838      287,386      3,449,240
   Class C                                                                837,002     10,095,573      589,706      7,052,332
   Class R                                                                125,559      1,502,912      123,751      1,479,960
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                352,015      4,259,327      678,487      8,087,898
   Class B                                                                  8,755        106,023        2,834         34,056
   Class C                                                                 56,899        687,366      127,033      1,512,300
   Class R                                                                 85,549      1,035,235       84,732      1,013,425
-----------------------------------------------------------------------------------------------------------------------------
                                                                        4,447,063     53,687,046    3,284,174     39,289,547
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (2,812,412)   (33,923,328)  (2,418,756)   (28,925,631)
   Class B                                                                (28,668)      (347,390)      (5,100)       (61,520
   Class C                                                               (541,578)    (6,514,267)    (498,829)    (5,971,586)
   Class R                                                               (215,849)    (2,604,950)    (224,782)    (2,683,666
-----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,598,507)   (43,389,935)  (3,147,467)   (37,642,403)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                              848,556   $ 10,297,111      136,707   $  1,647,144
=============================================================================================================================

                                                                                                Ohio
                                                                       ------------------------------------------------------
                                                                           Year Ended 5/31/99          Year Ended 5/31/98
                                                                       --------------------------  --------------------------
                                                                           Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              4,107,940   $ 48,297,312    3,219,388   $ 37,568,749
   Class B                                                                666,096      7,825,915      516,543      6,021,505
   Class C                                                                978,318     11,491,425      995,368     11,636,371
   Class R                                                                741,899      8,711,747      730,018      8,529,240
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                854,764     10,063,343    1,424,465     16,558,328
   Class B                                                                 18,133        213,273        9,946        116,135
   Class C                                                                 68,099        800,943      139,502      1,619,985
   Class R                                                                540,083      6,359,066      569,608      6,632,541
-----------------------------------------------------------------------------------------------------------------------------
                                                                        7,975,332     93,763,024    7,604,838     88,682,854
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (4,536,687)   (53,343,458)  (4,938,984)   (57,591,525)
   Class B                                                                (63,145)      (740,574)     (38,316)      (446,171)
   Class C                                                               (653,874)    (7,678,737)    (692,246)    (8,051,008)
   Class R                                                             (1,146,476)   (13,450,319)  (1,520,403)   (17,713,234)
-----------------------------------------------------------------------------------------------------------------------------
                                                                       (6,400,182)   (75,213,088)  (7,189,949)   (83,801,938)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,575,150   $ 18,549,936      414,889   $  4,880,916
=============================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:


                                                                          Kentucky               Michigan               Ohio
-----------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                  $.0455                 $.0490             $.0480
   Class B                                                                   .0385                  .0415              .0410
   Class C                                                                   .0405                  .0435              .0430
   Class R                                                                   .0475                  .0510              .0500
=============================================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                                                                   Kentucky        Michigan            Ohio
---------------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities in the reorganization of Kentucky Limited      $ 7,668,659              --              --
  Long-term municipal securities                                                 91,279,981     $65,480,003     $83,759,088
  Short-term municipal securities                                                36,950,000      17,300,000      39,000,000
Sales:
  Long-term municipal securities                                                 47,876,582      62,082,584      78,785,847
  Short-term municipal securities                                                38,950,000      17,300,000      39,000,000
===========================================================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                                                                   Kentucky        Michigan            Ohio
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                                                  $32,057,961     $24,045,107     $45,980,905
  depreciation                                                                   (1,178,892)     (1,251,646)       (748,282)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                                     $30,879,069     $22,793,461     $45,232,623
===========================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                                                                     Management Fee
---------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                      .5500 of 1%
For the next $125 million                                                                                       .5375 of 1
For the next $250 million                                                                                       .5250 of 1
For the next $500 million                                                                                       .5125 of 1
For the next $1 billion                                                                                         .5000 of 1
For net assets over $2 billion                                                                                  .4750 of 1
===========================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                                   Kentucky        Michigan            Ohio
---------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                                          $1,082,479        $579,165      $1,028,321
Paid to authorized dealers                                                          945,660         532,961         951,725
===========================================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                     Kentucky       Michigan           Ohio
---------------------------------------------------------------------------------------------------------------------------
Commission advances                                                                 $ 423,501      $ 335,941      $ 524,451
===========================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                                     Kentucky       Michigan           Ohio
---------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                                 $ 139,540      $ 157,320      $ 214,544
===========================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1999, as follows:

                                                                                     Kentucky       Michigan           Ohio
---------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                        $ 14,573      $  13,756       $ 47,829
===========================================================================================================================

7. Composition of Net Assets
At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                     Kentucky       Michigan           Ohio
---------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                  $484,099,880   $319,392,956   $651,723,017
Balance of undistributed net investment income                                          3,931         23,937         34,534
Accumulated net realized gain from investment transactions                            151,589      1,174,464        958,873
Net unrealized appreciation of investments                                         30,879,069     22,793,461     45,232,623
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                       $515,134,469   $343,384,818   $697,949,047
===========================================================================================================================

                             Financial Highlights

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                             Investment Operations           Less Distributions
                                         -----------------------------   --------------------------

KENTUCKY**                                                  Net
                                                      Realized/
                                                     Unrealized
                          Beginning            Net      Invest-              Net                      Ending
                                Net        Invest-         ment          Invest-                         Net
Year Ended                    Asset           ment         Gain             ment   Capital             Asset      Total
May 31,                       Value      Income(a)       (Loss)  Total    Income     Gains    Total    Value  Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  1999                       $11.39           $.56       $(.15)  $ .41    $(.56)    $(.02)   $(.58)   $11.22      3.66%
  1998                        11.05            .59         .38     .97     (.58)     (.05)    (.63)    11.39      9.00
  1997                        10.82            .60         .24     .84     (.60)     (.01)    (.61)    11.05      7.87
  1996                        10.99            .61        (.17)    .44     (.61)       --     (.61)    10.82      4.04
  1995                        10.65            .61         .35     .96     (.62)       --     (.62)    10.99      9.42
Class B (2/97)
  1999                        11.39            .48        (.15)    .33     (.48)     (.02)    (.50)    11.22      2.90
  1998                        11.06            .50         .38     .88     (.50)     (.05)    (.55)    11.39      8.10
  1997 (c)                    11.07            .17        (.01)    .16     (.17)       --     (.17)    11.06      1.47
Class C (10/93)
  1999                        11.38            .50        (.15)    .35     (.50)     (.02)    (.52)    11.21      3.12
  1998                        11.04            .52         .39     .91     (.52)     (.05)    (.57)    11.38      8.43
  1997                        10.81            .54         .24     .78     (.54)     (.01)    (.55)    11.04      7.29
  1996                        10.99            .54        (.17)    .37     (.55)       --     (.55)    10.81      3.38
  1995                        10.65            .55         .35     .90     (.56)       --     (.56)    10.99      8.82
Class R (2/97)
  1999                        11.37            .58        (.15)    .43     (.58)     (.02)    (.60)    11.20      3.89
  1998                        11.03            .61         .39    1.00     (.61)     (.05)    (.66)    11.37      9.25
  1997 (c)                    11.08            .20        (.04)    .16     (.21)       --     (.21)    11.03      1.42
=======================================================================================================================


                                                    Ratios/Supplemental Data
                       ------------------------------------------------------------------------------------
                                                            Ratio                        Ratio
                                                           of Net                       of Net
                                         Ratio of      Investment       Ratio of    Investment
                                         Expenses          Income       Expenses     Income to
                                       to Average      to Average     to Average       Average
                         Ending        Net Assets      Net Assets     Net Assets    Net Assets
                            Net    Before Credit/  Before Credit/  After Credit/ After Credit/   Portfolio
                         Assets        Reimburse-      Reimburse-     Reimburse-    Reimburse-    Turnover
                          (000)              ment            ment        ment(a)       ment(a)        Rate
-----------------------------------------------------------------------------------------------------------
Class A (5/87)
  1999                 $467,127               .84%           4.88%           .82%         4.90%         10%
  1998                  451,338               .84            5.12            .77          5.19          12
  1997                  430,803               .99            5.20            .75          5.44          13
  1996                  410,808              1.02            5.19            .71          5.50          17
  1995                  394,457              1.04            5.49            .68          5.85          28
Class B (2/97)
  1999                    9,923              1.60            4.12           1.56          4.16          10
  1998                    4,273              1.59            4.33           1.54          4.38          12
  1997 (c)                  544              1.59*           4.56*          1.39*         4.76*         13
Class C (10/93)
  1999                   37,246              1.40            4.33           1.37          4.36          10
  1998                   28,630              1.39            4.57           1.33          4.63          12
  1997                   24,468              1.54            4.64           1.29          4.89          13
  1996                   20,647              1.57            4.63           1.27          4.93          17
  1995                   15,831              1.58            4.92           1.23          5.27          28
Class R (2/97)
  1999                      839               .64            5.09            .62          5.11          10
  1998                      675               .64            5.31            .58          5.37          12
  1997 (c)                  455               .64*           5.62*           .49*         5.77*         13
===========================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                           Investment Operations                Less Distributions
                                    -----------------------------------     --------------------------

MICHIGAN**                                               Net
                                                   Realized/
                                                  Unrealized
                    Beginning             Net        Invest-                    Net                       Ending
                          Net         Invest-           ment                Invest-                          Net
Year Ended              Asset            ment           Gain                   ment   Capital              Asset          Total
May 31,                 Value       Income(a)         (Loss)      Total      Income     Gains    Total     Value     Return (b)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
     1999              $12.07            $.60          $(.18)     $ .42       $(.60)    $(.06)   $(.66)   $11.83           3.45%
     1998               11.68             .61            .42       1.03        (.61)     (.03)    (.64)    12.07           8.95
     1997               11.37             .62            .31        .93        (.61)     (.01)    (.62)    11.68           8.42
     1996               11.59             .63           (.22)       .41        (.63)       --     (.63)    11.37           3.61
     1995               11.31             .65            .28        .93        (.65)       --     (.65)    11.59           8.57

CLASS B (2/97)
     1999               12.09             .51           (.18)       .33        (.51)     (.06)    (.57)    11.85           2.69
     1998               11.70             .52            .42        .94        (.52)     (.03)    (.55)    12.09           8.12
     1997 (c)           11.66             .17            .04        .21        (.17)       --     (.17)    11.70           1.86

CLASS C (6/93)
     1999               12.06             .53           (.18)       .35        (.53)     (.06)    (.59)    11.82           2.90
     1998               11.66             .54            .43        .97        (.54)     (.03)    (.57)    12.06           8.45
     1997               11.35             .55            .32        .87        (.55)     (.01)    (.56)    11.66           7.84
     1996               11.58             .56           (.22)       .34        (.57)       --     (.57)    11.35           2.96
     1995               11.30             .58            .28        .86        (.58)       --     (.58)    11.58           7.98

CLASS R (2/97)
     1999               12.07             .62           (.18)       .44        (.62)     (.06)    (.68)    11.83           3.66
     1998               11.68             .63            .42       1.05        (.63)     (.03)    (.66)    12.07           9.16
     1997 (c)           11.66             .21            .02        .23        (.21)       --     (.21)    11.68           2.01

===============================================================================================================================


Class (Inception Date)

                                                             Ratios/Supplemental Data
                               ------------------------------------------------------------------------------------------------
                                                                        Ratio                                Ratio
                                                                       of Net                               of Net
MICHIGAN**                                       Ratio of          Investment            Ratio of       Investment
                                                 Expenses              Income            Expenses        Income to
                                               to Average          to Average          to Average          Average
                               Ending          Net Assets          Net Assets          Net Assets       Net Assets
                                  Net      Before Credit/      Before Credit/       After Credit/    After Credit/    Portfolio
Year Ended                     Assets          Reimburse-          Reimburse-          Reimburse-       Reimburse-     Turnover
May 31,                         (000)                ment                ment             ment(a)          ment(a)         Rate
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
     1999                    $260,396                 .84%               4.94%                .84%            4.94%          18%
     1998                     263,632                 .84                5.11                 .84             5.11           13
     1997                     259,055                 .97                5.21                 .85             5.33           34
     1996                     248,422                1.01                5.23                 .82             5.42           54
     1995                     250,380                1.03                5.59                 .80             5.82           37

CLASS B (2/97)
     1999                       7,733                1.60                4.20                1.60             4.20           18
     1998                       3,839                1.59                4.32                1.59             4.32           13
     1997 (c)                     380                1.59*               4.52*               1.59*            4.52*          34

CLASS C (6/93)
     1999                      48,946                1.39                4.39                1.39             4.39           18
     1998                      45,690                1.39                4.56                1.39             4.56           13
     1997                      41,649                1.52                4.65                1.40             4.77           34
     1996                      41,365                1.56                4.67                1.37             4.86           54
     1995                      37,122                1.58                5.02                1.35             5.25           37

CLASS R (2/97)
     1999                      26,310                 .64                5.14                 .64             5.14           18
     1998                      26,904                 .64                5.31                 .64             5.31           13
     1997 (c)                  26,211                 .65*               5.57*                .65*            5.57*          34

====================================================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)

                                           Investment Operations                Less Distributions
                                    -----------------------------------     --------------------------

OHIO**                                                   Net
                                                   Realized/
                                                  Unrealized
                    Beginning             Net        Invest-                    Net                       Ending
                          Net         Invest-           ment                Invest-                          Net
Year Ended              Asset            ment           Gain                   ment   Capital              Asset          Total
May 31,                 Value       Income(a)         (Loss)      Total      Income     Gains    Total     Value     Return (b)
===================================================================================================================================
CLASS A (6/85)
     1999              $11.74            $.58          $(.13)     $ .45       $(.58)    $(.04)   $(.62)   $11.57           3.92%
     1998               11.41             .60            .38        .98        (.60)     (.05)    (.65)    11.74           8.76
     1997               11.21             .61            .20        .81        (.61)       --     (.61)    11.41           7.38
     1996               11.43             .62           (.21)       .41        (.63)       --     (.63)    11.21           3.59
     1995               11.21             .64            .22        .86        (.64)       --     (.64)    11.43           7.99

CLASS B (2/97)
     1999               11.73             .49           (.12)       .37        (.50)     (.04)    (.54)    11.56           3.18
     1998               11.41             .51            .38        .89        (.52)     (.05)    (.57)    11.73           7.89
     1997 (c)           11.42             .17           (.01)       .16        (.17)       --     (.17)    11.41           1.45

CLASS C (8/93)
     1999               11.73             .52           (.13)       .39        (.52)     (.04)    (.56)    11.56           3.39
     1998               11.41             .54            .37        .91        (.54)     (.05)    (.59)    11.73           8.12
     1997               11.21             .55            .20        .75        (.55)       --     (.55)    11.41           6.80
     1996               11.43             .55           (.21)       .34        (.56)       --     (.56)    11.21           3.03
     1995               11.20             .57            .23        .80        (.57)       --     (.57)    11.43           7.50

CLASS R (2/97)
     1999               11.73             .60           (.12)       .48        (.60)     (.04)    (.64)    11.57           4.22
     1998               11.41             .62            .37        .99        (.62)     (.05)    (.67)    11.73           8.89
     1997 (c)           11.42             .21           (.01)       .20        (.21)       --     (.21)    11.41           1.77

====================================================================================================================================


Class (Inception Date)

                                                             Ratios/Supplemental Data
                               ------------------------------------------------------------------------------------------------
                                                                        Ratio                                Ratio
                                                                       of Net                               of Net
OHIO**                                           Ratio of          Investment            Ratio of       Investment
                                                 Expenses              Income            Expenses        Income to
                                               to Average          to Average          to Average          Average
                               Ending          Net Assets          Net Assets          Net Assets       Net Assets
                                  Net      Before Credit/      Before Credit/       After Credit/    After Credit/    Portfolio
Year Ended                     Assets          Reimburse-          Reimburse-          Reimburse-       Reimburse-     Turnover
May 31,                         (000)                ment                ment             ment(a)          ment(a)         Rate
====================================================================================================================================
CLASS A (6/85)
     1999                    $471,075                 .85%               4.94%                .85%            4.94%          11%
     1998                     472,821                 .85                5.15                 .85             5.15           15
     1997                     463,253                 .96                5.32                 .89             5.39           17
     1996                     443,077                1.02                5.31                 .92             5.41           31
     1995                     445,566                1.03                5.70                 .95             5.78           31

CLASS B (2/97)
     1999                      14,494                1.61                4.20                1.61             4.20           11
     1998                       7,422                1.61                4.39                1.61             4.39           15
     1997 (c)                   1,649                1.60*               4.63*               1.60*            4.63*          17

CLASS C (8/93)
     1999                      50,889                1.40                4.39                1.40             4.39           11
     1998                      47,036                1.40                4.60                1.40             4.60           15
     1997                      40,713                1.51                4.77                1.44             4.84           17
     1996                      34,939                1.56                4.75                1.47             4.84           31
     1995                      28,461                1.58                5.13                1.50             5.21           31

CLASS R (2/97)
     1999                     161,491                 .65                5.14                 .65             5.14           11
     1998                     162,220                 .65                5.35                 .65             5.35           15
     1997 (c)                 160,312                 .65*               5.65*                .65*            5.65*          17

====================================================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust IV:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

  SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[Photo of John Nuveen Sr. Appears Here]
John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


VAN-5-5-99

                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds

                                             Dependable, tax-free

                                             income to help

                                             you keep more

                                             of what you earn.

[Photo appears here]

                                             Kansas

                                             Missouri

                                             Wisconsin


     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents

 1   Dear Shareholder

 3   Nuveen Flagship Kansas Municipal Bond Fund

 6   Nuveen Flagship Missouri Municipal Bond Fund

 9   Nuveen Flagship Wisconsin Municipal Bond Fund

12   Portfolio of Investments

26   Statement of Net Assets

27   Statement of Operations

28   Statement of Changes in Net Assets

30   Notes to Financial Statements

35   Financial Highlights

39   Report of Independent Public Accountants

40   Building a Better Portfolio

41   Fund Information

[Photo of Timothy R. Schwertfeger Appears Here]

Timothy R. Schwertfeger
Chairman of the Board

DEAR
Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.

The Year In Review. The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

     The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

     The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the University of Michigan's Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

     On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Kansas fund for the fiscal year ended May 31, 1999.

     In what state is the Kansas economy? Unemployment was only 3.4% in May in Kansas, which is experiencing healthy growth in per capita income. Beyond its traditional roots in agriculture, the state's economy has diversified broadly into manufacturing, trade and service sectors.

     Kansas' expanding economy has led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998. Despite rising interest rates in 1999, issuance in Kansas continued to grow in 1999. Increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Kansas Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Kansas Municipal Bond Fund generated a total return on net asset value of 3.81%. That compares to the 3.82% average annual total return posted by the Lipper Kansas Municipal Debt Peer Group.* The fund ranked 8th out of 13 municipal bond funds for the fiscal year period in its Lipper peer group. Total return equals a fund's income, plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 35.5% combined federal and state income tax bracket, was 6.52%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.27%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 6.62% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined.

To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 3% of the Kansas portfolio is callable between now and the year 2002.

     For example, the fund recently acquired three bond issues, each with call protection of 10 or more years. The issues included a Topeka Public Building Commission lease for a state office building, an electric system revenue bond for the city of Holton and a water and sewer bond for the city of Wichita. All three bonds are insured.

     We also continued to search for bonds that offered attractive yields and sound underlying credit quality.

     In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets. For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

** The Lipper Peer Group return represents the average annualized return of 13 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate), plus capital gains distributions, if any, plus or minus changes in net asset value.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Kansas Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group.

     We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer maturity would be advantageous.

     Although the Kansas economy is growing, and the overall level of issuance has increased, the Kansas municipal bond market still offers limited supply. As such, it becomes a challenge to find new investments that offer good value. However, as a major investor in the Kansas market, we will continue to have excellent access to undervalued securities that provide income and the opportunity for price appreciation.

"To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 3% of the Kansas portfolio is callable between now and the year 2002."

  NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

Highlights as of May 31, 1999

Quick Facts

                                  A Shares    B Shares    C Shares    R Shares

NAV                                $ 10.49     $ 10.43     $ 10.51     $ 10.55
------------------------------------------------------------------------------
May's Declared Dividend*           $0.0410     $0.0345     $0.0365     $0.0435
------------------------------------------------------------------------------
Fund Symbol                          FKSTX         N/A         N/A         N/A
------------------------------------------------------------------------------
CUSIP                            67065R101   67065R200   67065R309   67065R408
------------------------------------------------------------------------------
Inception Date                        1/92        2/97        2/97        2/97
------------------------------------------------------------------------------
* Paid June 1, 1999

Total Returns (Annualized)/+/

                                A Shares       B Shares   C Shares    R Shares
                              NAV     Offer       NAV        NAV         NAV

1-Year                       3.81%   -0.51%      3.07%       3.18%       4.06%
------------------------------------------------------------------------------
1-Year TER**                 6.52%    2.09%      5.38%       5.60%       6.90%
------------------------------------------------------------------------------
5-Year                       6.72%    5.81%      5.94%       6.31%       6.95%
------------------------------------------------------------------------------
Since Inception              6.81%    6.19%      6.09%       6.41%       6.96%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35.50%).

Index Comparison/*/

                           [LINE CHART APPEARS HERE]

                   Nuveen Flagship        Nuveen Flagship         Lehman Brothers
                   Kansas Municipal       Kansas Municipal        Municipal
                   Bond Fund (Offer)      Bond Fund (NAV)         Bond Index
January
-------
1992                     9,580               10,000                 10,000
May
---
1992                    10,701               11,170                 10,982
1993                    12,244               12,781                 12,328
1994                    11,457               11,960                 11,890
1995                    13,060               13,630                 13,681
1996                    13,472               14,060                 14,207
1997                    14,927               15,580                 15,645
1998                    15,848               16,540                 16,685
1999                    15,696               16,384                 16,580

______ Nuveen Flagship Kansas Municipal Bond Fund (Offer) $15,686
______ Nuveen Flagship Kansas Municipal Bond Fund (NAV)   $16,384
______ Lehman Brothers Municipal Bond Index               $16,580


/*/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)

                           [BAR CHART APPEARS HERE]

Month
-----
June               .0435
July               .0435
August             .0435
September          .0435
October            .0425
November           .0425
December           .0425
January            .0425
February           .0425
March              .0425
April              .0410
May                .0410


Portfolio Statistics

Fund Net Assets                        $126.5  million
------------------------------------------------------
Effective Maturity                       20.82 years
------------------------------------------------------
Average
Effective Duration                        8.56
------------------------------------------------------

Top Five Sectors/1/

Tax Obligation (Limited)                           23%
------------------------------------------------------
Health Care                                        19%
------------------------------------------------------
Housing (Multifamily)                              15%
------------------------------------------------------
U.S. Guaranteed                                    11%
------------------------------------------------------
Utilities                                           8%
------------------------------------------------------

Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed....... 46%
AA............... 15%
A................ 18%
BBB/NR........... 21%

/1/ as a percentage of total bond holdings

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

   NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Missouri fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

     How strong is Missouri's economy? With an unemployment rate of only 3.5% in May, Missouri's economy is quite diversified in fields such as defense, manufacturing, services and tourism. Population growth continues at a rate in excess of 5% per year, and per capita income is growing rapidly.

     Missouri's expanding economy led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998. Rising interest rates in 1999, however, significantly slowed municipal bond activity-- both new issuance and refundings--in the latter half of the fund's fiscal year. There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding of a bond issuance.

     As was the case on the national level, increasing concerns about strong economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Missouri Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Missouri Municipal Bond Fund generated a total return on net asset value of 3.95%, outperforming the 3.47% average annual total return posted by the Lipper Missouri Municipal Debt Peer Group.* The fund ranked 3rd out of 23 municipal bond funds for the fiscal year period in its Lipper peer group. Total return equals a fund's income, plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 35% combined federal and state income tax bracket, was 6.65%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.22%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.49% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates decline. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     Although most Missouri bonds are callable, the portfolio has a high percentage of non-callable securities--only 2.3% is callable between now and the year 2001. As a large institutional buyer, the fund receives high priority when desirable issues come to market.

     A good example of a high-quality non-callable security in the portfolio is an issue by the Missouri Development Finance Board Solid Waste Project. The bonds are rated by Moody's Investors Service as Aa2, the second highest rating it issues.

* The Lipper Peer Group return represents the average annualized return of the 23 funds in the Lipper Missouri Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate), plus capital gains distributions, if any, plus or minus changes in net asset value.

     Maturing in 2029, the securities carry a 5.2% coupon. The bonds are backed by Procter & Gamble, which is able to use the disposal project for waste produced by one of its plants. If interest rates fall and the bond market rallies, this issue will appreciate in value without having to be concerned about the shortness of time until the call date.

     In addition to call protection, we continue to search for bonds that offer attractive yields and sound underlying credit quality.

     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets. For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk.

     With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Missouri Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer maturity would be advantageous.

     With Missouri's strong economy and influx of population, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Although most Missouri bonds are callable, the portfolio has a high percentage of non-callable securities-- only 2.3% is callable between now and the year 2001."

  NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

Highlights as of May 31, 1999

Quick Facts

                                                        A Shares    B Shares    C Shares    R Shares
NAV                                                      $ 11.12     $ 11.11     $ 11.11     $ 11.12
----------------------------------------------------------------------------------------------------
May's Declared Dividend*                                 $0.0455     $0.0385     $0.0405     $0.0475
----------------------------------------------------------------------------------------------------
Fund Symbol                                                FMOTX         N/A       FMOCX         N/A
----------------------------------------------------------------------------------------------------
CUSIP                                                  67065R812   67065R796   67065R788   67065R770
----------------------------------------------------------------------------------------------------
Inception Date                                              8/87        2/97        2/94        2/97
----------------------------------------------------------------------------------------------------
*  Paid June 1, 1999

Total Returns (Annualized)+

                                                         A Shares              B Shares    C Shares    R Shares
                                                      NAV       Offer             NAV         NAV         NAV
1-Year                                                3.95%    -0.39%             3.09%       3.31%      4.17%
--------------------------------------------------------------------------------------------------------------
1-Year TER**                                          6.65%     2.19%             5.37%       5.71%      6.99%
--------------------------------------------------------------------------------------------------------------
5-Year                                                6.62%     5.71%             5.93%       6.03%      6.73%
--------------------------------------------------------------------------------------------------------------
10-Year                                               7.32%     6.87%             6.85%       6.73%      7.37%
--------------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35%).

Index Comparison(*)

                           [LINE CHART APPEARS HERE]

               Nuveen Flagship         Nuveen Flagship         Lehman Brothers
              Missouri Municipal      Missouri Municipal          Municipal
May           Bond Fund (Offer)        Bond Fund (NAV)            Bond Index
---
1989               9,580                  10,000                     10,000
1990              10,140                  10,585                     10,731
1991              11,146                  11,635                     11,813
1992              12,227                  12,763                     12,974
1993              13,758                  14,361                     14,526
1994              14,091                  14,708                     14,885
1995              15,245                  15,913                     16,240
1996              15,779                  16,471                     16,982
1997              17,086                  17,835                     18,391
1998              18,678                  19,496                     20,117
1999              19,417                  20,269                     21,058

---  Nuveen Flagship Missouri Municipal Bond Fund (Offer) $19,417
---  Nuveen Flagship Missouri Municipal Bond Fund (NAV) $20,269
---  Lehman Brothers Minicipal Bond Index $21,058

(*) The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)

                           [BAR CHART APPEARS HERE]

Month
-----
June              .0460
July              .0460
August            .0460
September         .0460
October           .0460
November          .0460
December          .0460
January           .0460
February          .0455
March             .0455
April             .0455
May               .0455

Portfolio Statistics

Fund Net Assets                                                $  257.6 million
-------------------------------------------------------------------------------
Effective Maturity                                                  19.86 years
-------------------------------------------------------------------------------
Average Effective Duration                                                 7.62
-------------------------------------------------------------------------------

Top Five Sectors/1/

Health Care                                                                  17%
-------------------------------------------------------------------------------
Tax Obligation (Limited)                                                     15%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                              12%
-------------------------------------------------------------------------------
Housing (Multifamily)                                                        11%
-------------------------------------------------------------------------------
Long-Term Care                                                                8%
-------------------------------------------------------------------------------

Bond Credit Quality/1/

                           [PIE CHART APPEARS HERE]

AAA/U.S.Guaranteed......................................................... 56%
AA......................................................................... 13%
A..........................................................................  9%
BBB/NR..................................................................... 22%

/1/ as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Wisconsin fund for the fiscal year ended May 31, 1999.

How strong is Wisconsin's economy? Wisconsin continues to enjoy a healthy, diversified economy with a mixture of agriculture, manufacturing, services and retail trade. Efforts to attract business and promote development and job training in Wisconsin have been largely successful.

     Wisconsin's expanding economy led to growing infrastructure and housing financing needs, resulting in strong municipal bond issuance in 1998. Rising interest rates in 1999, however, significantly slowed municipal bond activity-- both new issuance and refundings--in the latter half of the fund's fiscal year. There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding of a bond issuance.

     Although Wisconsin has a state income tax, most municipal bonds issued in Wisconsin are only exempt from federal income tax. The limited number of bonds that have the double-tax exemption are in very strong demand.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Wisconsin Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Wisconsin Municipal Bond Fund generated a total return on net asset value of 3.83%, outperforming the 3.52% average annual total return posted by the Lipper Other States Municipal Debt Peer Group.* The fund's taxable equivalent total return, for investors in the 35.5% combined federal and state income tax bracket, was 6.40%.** Total return equals a fund's income, plus capital gains distributions, if any, plus or minus changes in net asset value.

     As of May 31, 1999, the fund's SEC 30-day yield was 4.42%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 6.85% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates decline. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Currently, the portfolio contains no bonds that are callable before the year 2002, at which point only 4.7% of the portfolio is subject to being called.

     In addition, we continued to seek out bonds that offered double tax exemption. Currently, nearly 60% of the fund is invested in double-tax exempt Wisconsin paper, which is a relatively high percentage.

     Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

* The Lipper Peer Group return represents the average annual ized return of the 79 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate), plus capital gains distributions, if any, plus or minus changes in net asset value.

     For instance, the fund purchased six separate double-tax exempt bond issues during the second quarter of 1999, ranging from an additional purchase of AAA rated Wisconsin Center District bonds already owned by the fund, to the purchase of two separate non-rated transactions for Sturtevant and Jackson County's Community Development Authorities.

     As a large institutional buyer, Nuveen often receives priority when desirable issues come to market.

     In addition to call protection and double tax-exemption, we continue to search for bonds that offer attractive yields and sound underlying credit quality.

     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets. For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Wisconsin Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer maturity would be advantageous.

     With Wisconsin's strong economy and influx of population, there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"We continued to seek out bonds that offered double tax exemption. Currently, nearly 60% of the fund is invested in double-tax exempt Wisconsin paper, which is a relatively high percentage."

  NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

Highlights as of May 31, 1999

Quick Facts

                                   A Shares    B Shares    C Shares    R Shares
NAV                                 $ 10.20     $ 10.23     $ 10.22     $ 10.23
-------------------------------------------------------------------------------
May's Declared Dividend*            $0.0380     $0.0315     $0.0335     $0.0400
-------------------------------------------------------------------------------
Fund Symbol                           FWIAX         N/A         N/A         N/A
-------------------------------------------------------------------------------
CUSIP                             67065R721   67065R713   67065R697   67065R689
-------------------------------------------------------------------------------
Inception Date                         6/94        2/97        2/97        2/97
-------------------------------------------------------------------------------
*  Paid June 1, 1999

Total Returns (Annualized)+

                                  A Shares     B Shares    C Shares    R Shares
                               NAV     Offer      NAV         NAV         NAV
1-Year                         3.83%   -0.52%     3.05%       3.29%       4.04%
-------------------------------------------------------------------------------
1-Year TER**                   6.40%    1.94%     5.18%       5.55%       6.73%
-------------------------------------------------------------------------------
3-Year                         7.11%    5.59%     6.46%       6.66%       7.36%
-------------------------------------------------------------------------------
Since Inception                6.40%    5.49%     5.78%       5.97%       6.55%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35.5%).

Index Comparison(R)

             Nuveen Flagship       Nuveen Flagship    Lehman Brothers
         Wisconsin Municipal   Wisconsin Municipal     Municipal Bond
June       Bond Fund (Offer)       Bond Fund (NAV)              Index

1994                  9,580                 10,000             10,000
May

1995                 10,137                 10,582             10,816
1996                 10,728                 11,198             11,534
1997                 11,509                 12,013             12,488
1998                 12,614                 13,167             13,568
1999                 13,058                 13,630             14,147

------ Nuveen Flagship Wisconsin Municipal Bond Fund (Offer) $13,058 ------ Nuveen Flagship Wisconsin Municipal Bond Fund (NAV) $13,630 ------ Lehman Brothers Muncipal Bond Index $14,147

(R) The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)

                           [BAR CHART APPEARS HERE]

Month
-----
June         .0410
July         .0400
August       .0400
September    .0400
October      .0400
November     .0400
December     .0400
January      .0380
February     .0380
March        .0380
April        .0380
May          .0380

Portfolio Statistics

Fund Net Assets                                                  $ 36.6 million
-------------------------------------------------------------------------------
Effective Maturity                                                  20.57 years
-------------------------------------------------------------------------------
Average Effective Duration                                                 9.23
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Top Five Sectors/1/
-------------------------------------------------------------------------------

Tax Obligation (Limited)                                                    44%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                             12%
-------------------------------------------------------------------------------
Long-Term Care                                                               8%
-------------------------------------------------------------------------------
Utilities                                                                    7%
-------------------------------------------------------------------------------
Housing (Multifamily)                                                        6%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Bond Credit Quality/1/
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                           [PIE CHART APPEARS HERE]


AAA/U.S.Guaranteed........................................................  41%

AA........................................................................   4%

A.........................................................................  18%

BBB/NR....................................................................  37%


/1/ as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

___
11

               Portfolio of Investments

               Nuveen Flagship Kansas Municipal Bond Fund
               May 31, 1999

    Principal                                                                            Optional Call                     Market
       Amount    Description                                                               Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                 Basic Materials - 5.3%

$   1,000,000    Dodge City, Kansas, Pollution Control Revenue Refunding Bonds,            5/02 at 102       Aa3      $ 1,077,150
                  Series 1992 (Excel Corporation Project/Cargill), 6.625%, 5/01/05

    3,700,000    Ford County, Kansas, Sewage and Solid Waste Disposal Revenue              6/08 at 102         A+       3,654,564
                  Bonds (Excel Corporation Project/Cargill) Series 1998,
                  5.400%, 6/01/28 (Alternative Minimum Tax)

    2,000,000    Garden City, Kansas, Sewage Disposal Revenue Bonds, Series 1997           9/07 at 102       BBB+       2,026,860
                  (Monfort, Inc. Project, ConAgra, Inc. - Guarantor), 5.750%,
                  9/01/17 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                 Capital Goods - 3.8%

    4,550,000    City of Clearwater, Kansas, Pollution Control Refunding Revenue           2/02 at 101         A+       4,785,144
                  Bonds (Vulcan Materials Company), Series 1992, 6.375%, 2/01/12
---------------------------------------------------------------------------------------------------------------------------------
                  Consumer Cyclical - 0.6%

      650,000    Wichita Airport Authority of the City of Wichita, Kansas,                 3/02 at 102        AA          711,458
                  Airport Facilities Refunding Revenue Bonds (Wichita Airport
                  Hotel Associates, L.P. Project), Series 1992, 7.000%, 3/01/05
---------------------------------------------------------------------------------------------------------------------------------
                 Education and Civic Organizations - 3.3%

                 City of Olathe, Kansas, Educational Facilities Refunding and
                 Improvement Revenue Bonds (MidAmerica Nazarene University Project),
                 Series 1998:
    1,220,000     5.550%, 4/01/13                                                          4/08 at 100       N/R        1,214,425
    1,000,000     5.700%, 4/01/18                                                          4/08 at 100       N/R          982,810

                 City of Olathe, Kansas, Educational Facilities Revenue Bonds
                 (Kansas Independent College Association Pooled Educational Loan
                 Program), Series C 1998, Fixed Rate Bonds, Baker University Project:
      940,000     5.400%, 10/01/13                                                        10/08 at 100       N/R          926,558
    1,000,000     5.600%, 10/01/18                                                        10/08 at 100       N/R          987,940
---------------------------------------------------------------------------------------------------------------------------------
                 Health Care - 18.2%

    5,630,000    Colby, Kansas, Health Facilities Refunding Revenue Bonds                  8/08 at 100       N/R        5,457,553
                 (Citizens Medical Center, Inc.), Series 1998, 5.625%, 8/15/16

                 Kansas Development Finance Authority, Health Facilities Revenue Bonds
                 (Stormont-Vail HealthCare, Inc.), Series 1996F - Tax Exempt:
    2,815,000     5.800%, 11/15/16                                                        11/06 at 100       AAA        2,939,536
    3,380,000     5.800%, 11/15/21                                                        11/06 at 100       AAA        3,530,613

                 Kansas Development Finance Authority, Health Facilities Revenue Bonds
                 (Stormont-Vail HealthCare, Inc.), Series 1996G - Tax Exempt:
      750,000     5.800%, 11/15/16                                                        11/06 at 100       AAA          783,180
    2,150,000     5.800%, 11/15/21                                                        11/06 at 100       AAA        2,245,804

                 Kansas Development Finance Authority, Health Facilities Revenue Bonds
                 (Hays Medical Center Inc.), Series 1997B:
    2,200,000     5.500%, 11/15/17                                                        11/07 at 100       Aaa        2,246,948
    1,500,000     5.500%, 11/15/22                                                        11/07 at 100       Aaa        1,533,030

                 City of Lawrence, Kansas, Hospital Revenue Bonds, Series 1994
                 (The Lawrence Memorial Hospital):
    1,075,000     6.200%, 7/01/14                                                          7/04 at 100        A3        1,126,159
      400,000     6.200%, 7/01/19                                                          7/04 at 100        A3          417,760

                 City of Newton, Kansas, Hospital Refunding Revenue Bonds, Series 1998A
                 (Newton Healthcare Corporation):
    1,000,000     5.700%, 11/15/18                                                        11/08 at 100       BBB-         995,440
    1,250,000     5.750%, 11/15/24                                                        11/08 at 100       BBB-       1,240,063

    Principal                                                                            Optional Call                     Market
       Amount    Description                                                               Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                 Health Care (continued)

$     100,000    Puerto Rico Industrial, Tourist, Educational, Medical and                 1/05 at 102       AAA      $   109,626
                  Environmental Control Facilities Financing Authority, Hospital
                  Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated
                  Group Project), 6.250%, 7/01/24

      450,000    CSJ Health System of Wichita, Inc., Kansas, Revenue Bonds, Series        11/01 at 102         A+         481,887
                  1991X, 7.000%, 11/15/18
---------------------------------------------------------------------------------------------------------------------------------
                 Housing/Multifamily - 14.3%

      965,000    City of Kansas City, Kansas, Multi-family Housing Revenue                 7/01 at 100       AAA          992,705
                  Refunding Bonds, Series 1994 (FHA-Insured Mortgage Loan -
                  Rainbow Towers Project), 6.700%, 7/01/23

                 Kansas Development Finance Authority, Multi-family Housing Revenue
                 Bonds (Park Apartments Project), Series 1996:
      325,000     5.700%, 12/01/09 (Alternative Minimum Tax)                              12/06 at 100       AAA          336,421
      665,000     5.900%, 12/01/14 (Alternative Minimum Tax)                              12/06 at 100       AAA          694,466
    1,150,000     6.000%, 12/01/21 (Alternative Minimum Tax)                              12/06 at 100       AAA        1,200,773

    5,000,000    Kansas Development Finance Authority, Multi-family Housing Refunding     12/08 at 101       N/R        4,926,150
                  Revenue Bonds (First Kansas State Partnership, L.P. Project),
                  Series 1998Y, 6.125%, 12/01/28 (Alternative Minimum Tax)

                 Lenexa, Kansas, Multi-family Housing Revenue Refunding Bonds
                 (Barrington Park Apartments Project) Series 1993A:
      445,000     6.300%, 2/01/09                                                          2/03 at 102        AA          469,586
      475,000     6.400%, 2/01/10                                                          2/03 at 102        AA          501,177
    2,000,000     6.450%, 2/01/18                                                          2/03 at 102        AA        2,110,080
    1,000,000     6.500%, 2/01/23                                                          2/03 at 102        AA        1,049,080

    1,000,000    City of Olathe, Kansas, Multi-family Housing Refunding Revenue Bonds      6/04 at 102       AAA        1,063,570
                  (Federal National Mortgage Association Program - Deerfield
                  Apartments Project), Series 1994A, 6.450%, 6/01/19

                 City of Wichita, Kansas, Multi-family Housing Revenue Refunding Bonds
                 (The Shores Apartments Project), Series 1994 XI-A:
    1,500,000     6.700%, 4/01/19                                                          4/09 at 102        AA        1,639,620
    2,000,000     6.800%, 4/01/24                                                          4/09 at 102        AA        2,201,140

      900,000    City of Wichita, Kansas, Multi-family Housing Revenue Bonds              11/05 at 102         A          930,429
                  (Brentwood Apartments Project), Senior Lien Series 1995 IX-A,
                  5.850%, 12/01/25
---------------------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family - 6.6%

    2,445,000    City of Kansas City, Kansas, GNMA Collateralized Mortgage Revenue         5/05 at 103       Aaa        2,542,849
                  Bonds, Series 1995, 5.900%, 11/01/27 (Alternative Minimum Tax)

      295,000    City of Olathe, Kansas, Labette County, Collateralized Single             2/05 at 105       Aaa          328,034
                  Family Mortgage Refunding Revenue Bonds, Series 1994C-I,
                  7.800%, 2/01/25

    1,360,000    Sedgwick and Shawnee Counties, Kansas, Single Family Mortgage            No Opt. Call       Aaa        1,505,955
                  Revenue Bonds (Mortgage-Backed Securities Program), 1997
                  Series A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

    1,250,000    Sedgwick and Shawnee Counties, Kansas, Single Family Mortgage             6/08 at 105       Aaa        1,374,788
                  Revenue Bonds (Mortgage-Backed Securities Program), 1998
                  Series A-1, 5.500%, 12/01/22 (Alternative Minimum Tax)

    1,460,000    Sedgwick, Shawnee, and Leavenworth Counties, Kansas, GNMA                 6/99 at 103       AAA        1,505,771
                  Collateralized Mortgage Revenue Bonds, 1989 Series A,
                  7.875%, 12/01/21 (Alternative Minimum Tax)

      940,000    Sedgwick and Shawnee Counties, Kansas, Collateralized Single             11/04 at 105       Aaa        1,041,125
                  Family Mortgage Refunding Revenue Bonds, Series 1994A-III,
                  8.125%, 5/01/24 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/General - 1.5%

    1,350,000    Commonwealth of Puerto Rico, General Obligation Public Improvement        7/04 at 102       AAA        1,516,496
                  Bonds of 1994, 6.450%, 7/01/17

      350,000    Unified School District No. 437 (Auburn - Washburn), Shawnee              3/02 at 100       AAA          373,674
                  County, Kansas, General Obligation Refunding Bonds, Series 1992,
                  6.600%, 9/01/09

               Portfolio of Investments

               May 31, 1999

    Principal                                                                             Option Call                         Market
       Amount      Description                                                            Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                   Tax Obligation/Limited - 22.3%

    4,450,000      State of Kansas, Department of Transportation, Highway Revenue          9/02 at 102          AA+     $  4,816,502
                     Bonds, Series 1992A, 6.000%, 9/01/12

    1,050,000      Kansas Development Finance Authority, Revenue Bonds, Series 1992T,     12/00 at 102          N/R        1,102,311
                     (State of Kansas - Kansas Highway Patrol Central Training
                     Facility), 6.600%, 12/01/07

                   Puerto Rico Highway and Transportation Authority, Highway Revenue
                     Bonds, Series W:
    1,000,000        5.500%, 7/01/13                                                      No Opt. Call            A        1,063,120
    1,000,000        5.500%, 7/01/15                                                      No Opt. Call          AAA        1,069,090

      750,000      Puerto Rico Highway and Transportation Authority, Highway Revenue      No Opt. Call            A          797,340
                     Bonds, Series X, 5.500%, 7/01/13

    7,800,000       Puerto Rico Highway and Transportation Authority, Highway Revenue      7/16 at 100            A        8,022,300
                      Bonds, Series Y of 1996, 5.500%, 7/01/36

      520,000       Puerto Rico Highway and Transportation Authority, Transportation       7/08 at 101            A          493,938
                      5.000%, 7/01/38

       20,000      Puerto Rico Infrastructure Finance Authority, Special Tax Revenue       7/99 at 101         BBB+           20,463
                     Bonds, Series 1988A, 7.750%, 7/01/08

      500,000      Puerto Rico Public Buildings Authority, Government Facilities       7/07 at 101 1/2            A          497,065
                     Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                     Puerto Rico, 5.250%, 7/01/21

      250,000      Shawnee County, Kansas, Certificates of Participation,                  7/09 at 100          N/R          239,770
                     Series 1999A (Shawnee Community Mental Health Center, Inc.
                      Project), 5.350%, 7/01/19

                   Topeka Public Building Commission, Kansas, Revenue Bonds, Series
                   1998 (State of Kansas - 10th and Jackson Projects):
      1,000,000      5.000%, 6/01/24                                                       6/09 at 100          AAA          976,970
      3,250,000      5.000%, 6/01/31                                                       6/09 at 100          AAA        3,146,683

      1,000,000    Topeka Public Building Commission, Kansas, Revenue Bonds, Series        6/09 at 100          AAA          970,110
                     1999 (State of Kansas - Department of Social and Rehabilitation
                     Services Project), 5.000%, 6/01/30

      2,000,000    Virgin Islands Public Finance Authority, Revenue and Refunding         10/08 at 101         BBB-        2,016,520
                     Bonds (Virgin Islands Matching Fund Loan Notes),
                     Series 1998A (Senior Lien/Refunding), 5.625%, 10/01/25

     14,025,000    The Unified Government of Wyandotte County, Kansas City, Kansas,       No Opt. Call          AAA        3,049,175
                     Sales Tax Special Obligation Revenue Bonds (Kansas International
                     Speedway Corporation Project), Series 1999, 0.000%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------
                   Transportation - 1.3%

      1,500,000    Puerto Rico Ports Authority, Special Facilities Revenue Bonds,          6/06 at 102         BBB-        1,608,795
                     1996 Series A (American Airlines, Inc. Project), 6.250%,
                     6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed - 10.8%

        440,000    Unified School District No. 340, Jefferson County, Kansas,              9/04 at 100          AAA          487,137
                     General Obligation Bonds, Series 1994, 6.350%, 9/01/14
                     (Pre-refunded to 9/01/04)

     12,475,000    Johnson County, Kansas, Residual Revenue and Refunding Bonds,          No Opt. Call          Aaa        6,639,195
                     Series 1992, 0.000%, 5/01/12

        540,000    City of Kansas City, Kansas, Utility System Refunding and               9/04 at 102          AAA          607,219
                     Improvement Revenue Bonds, Series 1994, 6.375%, 9/01/23
                     (Pre-refunded to 9/01/04)

      1,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994       7/04 at 101 1/2          AAA        1,123,330
                     (General Obligation Bonds), 6.450%, 7/01/17 (Pre-refunded to
                     7/01/04)

         80,000    Puerto Rico Highway and Transportation Authority, Highway           7/02 at 101 1/2          AAA           87,710
                     Revenue Bonds, Series T, 6.625%, 7/01/18 (Pre-refunded to
                     7/01/02)

                   Reno and Labette Counties, Kansas, Single Family Mortgage Revenue
                     Bonds, Series 1983A:
      2,120,000      0.000%, 12/01/15                                                     No Opt. Call          AAA          921,670
      1,000,000      0.000%, 12/01/15                                                     No Opt. Call          Aaa          434,750

      2,095,000    Reno, Sedwick, and Finney Counties, Kansas, Single Family              No Opt. Call          AAA          888,301
                     Mortgage Revenue Bonds, Series 1984A, 0.000%, 4/01/16

      2,250,000    City of Wichita, Kansas, Revenue Bonds (CSJ Health System of           11/01 at 102        A+***        2,478,038
                     Wichita, Inc.), Series 1985 XXV (Remarketed), 7.200%, 10/01/15

    Principal                                                                          Option Call                            Market
       Amount      Description                                                         Provisions*        Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                   Utilities - 7.7%

    1,500,000      City of Gardner, Kansas, Electric Utility System Revenue Bonds,    11/01 at 101              N/R     $  1,589,475
                     Series 1992 Refunding, 7.000%, 11/01/09

    1,000,000      City of Holton, Kansas, Electric System Revenue Bonds, Series      12/08 at 100               AA          963,610
                     1999A, 5.150%, 12/01/21

                   Kansas City, Kansas, Utility System Refunding and Improvement
                     Revenue Bonds, Series 1994:
    2,500,000        6.250%, 9/01/14                                                   9/04 at 102              AAA        2,762,675
    1,110,000        6.375%, 9/01/23                                                   9/04 at 102              AAA        1,227,272

      750,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,      7/08 at 101 1/2             BBB+          719,460
                     Series  DD, 5.000%, 7/01/28

                   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                     Series T:
      215,000        6.125%, 7/01/08                                                   7/04 at 102             BBB+          237,630
      150,000        6.000%, 7/01/16                                                   7/04 at 102             BBB+          160,711

    5,000,000      Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                     O, 0.000%, 7/01/17                                               No Opt. Call              AAA        2,035,399
------------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 2.9%

    3,000,000      Kansas Development Finance Authority, Water Pollution Control      11/03 at 102              AA+        3,238,589
                     Revolving Fund Revenue Bonds, 1993 SRF Series II
                     (Leveraged Bonds), 6.000%, 11/01/14

      350,000      City of Newton, Kansas, Wastewater Treatment System Refunding       3/02 at 102              N/R          384,688
                     Revenue Bonds, Series 1998, 7.125%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
  143,325,000      Total Investments - (cost $118,230,539) - 98.6%                                                       124,655,408
------------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.4%                                                                    1,830,4
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                    $126,485,866
                   =================================================================================================================


                   * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                   *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities .

                   N/R Investment is not rated.


                                 See accompanying notes to financial statements.

               Portfolio of Investments

               Nuveen Flagship Missouri Municipal Bond Fund
               May 31, 1999

     Principal                                                                            Optional Call                   Market
        Amount       Description                                                            Provisions*     Ratings**      Value
----------------------------------------------------------------------------------------------------------------------------------
                     Consumer Cyclical - 0.9%

$    2,125,000       Missouri Economic Development Export and Infrastructure Board,        12/01 at 102       N/R      $2,243,214
                      Industrial Development
                      Revenue Refunding Bonds (Drury Inn Project), Series 1988
                      Remarketing, 8.250%, 12/01/12
----------------------------------------------------------------------------------------------------------------------------------
                     Consumer Staples - 3.2%

     3,000,000       The Industrial Development Authority of the County of Cape             5/08 at 101        AA       2,932,620
                      Girardeau, Missouri, Solid Waste
                      Disposal Revenue Bonds (The Procter & Gamble Products Company
                      Project), 1998 Series, 5.300%, 5/15/28 (Alternative Minimum Tax)

     5,500,000       Missouri State Development Finance Board, Solid Waste Disposal         No Opt. Call        AA      5,397,425
                      Revenue Bonds (Procter & Gamble Paper Products Company Project),
                      Series 1999, 5.200%, 3/15/29
                      (Alternative Minimum Tax) (DD)
----------------------------------------------------------------------------------------------------------------------------------
                     Education and Civic Organizations - 8.0%

     1,000,000       Missouri Higher Education Loan Authority, Student Loan Revenue         2/02 at 102         A       1,053,850
                      Bonds, Series 1992
                      Subordinate Lien, 6.500%, 2/15/06 (Alternative Minimum Tax)

     4,190,000       Missouri Higher Education Loan Authority, Student Loan                 2/04 at 102         A       4,439,724
                      Revenue Bonds, Series 1994F, 6.750%, 2/15/09 (Alternative
                      Minimum Tax)

     1,155,000       Health and Educational Facilities Authority of the State of            No Opt. Call        AA      1,185,018
                      Missouri, Educational Facilities
                      Revenue Bonds (Rockhurst University), Series 1999, 5.500%,
                      10/01/25

     3,630,000       Health and Educational Facilities Authority of the State of            6/04 at 102        A2       3,886,387
                      Missouri, Educational Facilities
                      Revenue Bonds (University of Health Sciences Project), Series
                      1994, 6.350%, 6/01/14

                     Health and Educational Facilities Authority of the State of
                      Missouri, Educational Facilities Revenue Bonds (Maryville
                      University of Saint Louis Project), Series 1997:

     1,475,000       5.625%, 6/15/13                                                        6/07 at 101      Baa1       1,537,865
     1,250,000       5.750%, 6/15/17                                                        6/07 at 101      Baa1       1,271,425

     3,000,000       Health and Educational Facilities Authority of the State of           11/08 at 101       AA+       2,831,760
                      State of Missouri, Educational Facilities
                      Revenue Bonds (Washington University), Series 1998A, 5.000%,
                      11/15/37

     1,100,000       Health and Educational Facilities Authority of the State of           10/08 at 100       N/R       1,022,890
                      Missouri, Educational Facilities
                      Revenue Bonds (The Barstow School), Series 1998, 5.250%,
                      10/01/23

                     The Industrial Development Authority of the City of St. Louis,
                      Missouri, Industrial Revenue Refunding Bonds (Kiel Center
                      Multipurpose Arena Project), Series 1992:

       650,000       7.625%, 12/01/09 (Alternative Minimum Tax)                            12/02 at 102       N/R         696,456
     1,000,000       7.750%, 12/01/13 (Alternative Minimum Tax)                            12/02 at 102       N/R       1,073,730
       500,000       7.875%, 12/01/24 (Alternative Minimum Tax)                            12/02 at 102       N/R         538,820

     1,000,000       Curators of the University of Missouri, Facilities Revenue            11/07 at 101       AA+       1,059,880
                      Bonds, Series 1997,
                      5.800%, 11/01/27
----------------------------------------------------------------------------------------------------------------------------------
                     Health Care - 16.4%

       415,000       Dent County, Missouri, Industrial Development Authority,              6/01 at 102       N/R          438,684
                      Industrial Development Revenue Bonds (Southeast Missouri
                      Community Treatment Center), 8.500%, 6/01/12

       775,000       Farmington, Missouri, Industrial Development Authority, Revenue       6/01 at 102       N/R          821,810
                      Bonds, Series 1992 (Southeast Missouri Community Treatment
                      Center Project), 8.500%, 6/01/12

     1,150,000       The Industrial Development Authority of the City of Hannibal,         3/06 at 102       AAA        1,197,633
                      Missouri, Health Facilities Revenue Bonds, Series 1996A (Hannibal
                      Regional Hospital), 5.750%, 3/01/22

     Principal                                                                            Optional Call                   Market
        Amount       Description                                                            Provisions*     Ratings**      Value
----------------------------------------------------------------------------------------------------------------------------------
                     Health Care (continued)

                     The Industrial Development Authority of the County of Jackson,
                     State of Missouri Health Care System Revenue Bonds, Saint Joseph
                     Health Center Issue, Series 1992:

$    2,000,000        6.500%, 7/01/12                                                       7/02 at 102       AAA      $2,159,560
     6,250,000        6.500%, 7/01/19                                                       7/02 at 102       AAA       6,758,125

     2,565,000       Health and Educational Facilities Authority of the State of            2/02 at 102       AAA       2,742,472
                       Missouri, Health Facilities Revenue Bonds (Health Midwest),
                       Series 1992B, 6.250%, 2/15/12

       555,000       Health and Educational Facilities Authority of the                     11/02 at 102      BBB+        595,010
                       State of Missouri, Health Facilities Revenue Bonds (Heartland
                       Health System Project), Series 1992, 6.875%, 11/15/04

                     Health and Educational Facilities Authority of the State of
                       Missouri, Health Facilities Revenue Bonds (BJC Health System),
                       Series 1994A:

     2,450,000         6.750%, 5/15/12                                                      No Opt. Call        AA      2,895,361
       650,000         6.500%, 5/15/20                                                      5/04 at 102        AA         733,551

                     Health and Educational Facilities Authority of the State of
                       Missouri, Health Facilities Revenue Bonds (Freeman Health System
                       Project), Series 1998:

     3,700,000        5.250%, 2/15/18                                                       2/08 at 102      BBB+       3,592,441
     1,675,000        5.250%, 2/15/28                                                       2/08 at 102      BBB+       1,598,486

       395,000       Health and Educational Facilities Authority of the                     2/06 at 102      BBB+         418,929
                       State of Missouri, Health Facilities Revenue Bonds (Lake of the
                       Ozarks General Hospital Inc.), Series 1996, 6.500%, 2/15/21

                     Health and Educational Facilities Authority of the State of
                       Missouri, Health Facilities Revenue Bonds (Capital Region Medical
                       Center), Series 1998:

       790,000        5.250%, 11/01/23                                                      11/06 at 100      BBB+        757,460
       350,000        5.300%, 11/01/28                                                      11/06 at 100      BBB+        334,439

                     Health and Educational Facilities Authority of the
                      State of Missouri, Health Facilities Revenue Bonds (Lester Cox
                      Medical Center), Series 1992H:

     2,650,000        0.000%, 9/01/17                                                       No Opt. Call       AAA      1,021,469
     4,740,000        0.000%, 9/01/21                                                      No Opt. Call       AAA       1,459,114
     6,300,000        0.000%, 9/01/22                                                      No Opt. Call       AAA       1,836,828

     1,000,000       State Environmental Improvement and Energy Resource Authority,        No Opt. Call        A3       1,088,640
                      Missouri Pollution Control Revenue Refunding Bonds, American
                      Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09

    3,000,000        The Industrial Development Authority of the County of                  5/08 at 101      BBB+       2,906,070
                      Taney, Missouri, Hospital Revenue Bonds (The Skaggs Community
                      Hospital Association), Series 1998, 5.400%, 5/15/28

                     The Curators of the University of Missouri, Health Facilities Revenue
                      Bonds (University of Missouri Health System), Series 1996A:

    2,000,000         5.500%, 11/01/16                                                     11/06 at 102       AAA       2,041,920
    1,390,000         5.600%, 11/01/26                                                     11/06 at 102       AAA       1,434,605

                     The Industrial Development Authority of the City of West Plains,
                      Missouri, Hospital Facilities Revenue Bonds (Ozark Medical Center),
                      Series 1997:

    1,000,000         5.500%, 11/15/12                                                     11/07 at 101      BBB-         994,340
    2,095,000         5.600%, 11/15/17                                                     11/07 at 101      BBB-       2,068,854
    2,230,000         5.650%, 11/15/22                                                     11/07 at 101      BBB-       2,190,150
----------------------------------------------------------------------------------------------------------------------------------
                     Housing/Multifamily - 10.8%

      650,000        The Industrial Development Authority of Kansas City, Missouri,         2/08 at 102       AAA         659,887
                      Multi-family Housing Revenue Refunding Bonds (President Gardens
                      Apartment Project), Series 1997A, 5.550%, 8/01/25

    2,000,000        Missouri Economic Development Export and Infrastructure Board,         9/99 at 102        AA       2,053,420
                      Multi-family Housing Revenue Refunding Bonds, 1991 Series A
                      (Quality Hill Projects), 7.500%, 9/15/21
                      (Mandatory put 9/15/11)

      885,000        Missouri Housing Development Commission, Multi-family Housing         12/05 at 103       N/R         919,683
                      Revenue Bonds, Series 1995A (Primm Place Apartments Project),
                      6.250%, 12/01/17 (Alternative Minimum Tax)

    1,000,000        Missouri Housing Development Commission, Multi-family Housing          6/08 at 100       AAA       1,006,360
                      Revenue Refunding Bonds (FHA-Insured Mortgage Loans), Series 1998,
                      5.450%, 6/01/28 (Alternative Minimum Tax)

               Portfolio of Investments

               May 31, 1999

    Principal                                                                                Optional Call                  Market
      Amount        Description                                                               Provisions*    Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Housing/Multifamily (continued)

$   2,815,000       Missouri Housing Development Commission, Multi-family                    4/08 at 102         N/R   $  2,804,444
                     Housing Revenue Bonds (The Mansion Apartments Phase II
                     Project), Series 1999, 6.125%, 10/01/22 (Alternative Minimum Tax)

      655,000       The Industrial Development Authority of the City of Raytown,             1/07 at 100         AAA        667,936
                     Missouri, Multi-family Housing Refunding Revenue Bonds
                     (Brittany Place Apartments Project), Series 1997A, 5.600%,
                     1/01/21 (Alternative Minimum Tax)

    2,000,000       Housing Authority of St. Louis County, Missouri, Multi-family            3/05 at 102         AAA      2,133,060
                     Housing Revenue Refunding Bonds (Kensington Square Apartments
                     Project), Series 1995, 6.650%, 3/01/20

    9,105,000       The Industrial Development Authority of the County of St.                8/06 at 105         AAA      9,977,805
                     Louis, Missouri, Multi-family Housing Revenue Bonds, Series
                     1996A (GNMA Mortgage-Backed Securities - Covington Manor
                     Apartments), 6.875%, 8/20/36 (Alternative Minimum Tax)

    3,685,000       Industrial Development Authority of the County of St. Louis,             1/08 at 100         AAA      3,758,221
                     Missouri, Multi-family Housing Revenue Refunding Bonds
                     (Bonhomme Village Apartments Project), Series 1997A,
                     5.450%, 1/01/28

      500,000       Industrial Development Authority of the County of St. Louis,             3/09 at 102         AAA        498,405
                     Missouri, Multi-family Housing Revenue Refunding Bonds
                     (GNMA Collateralized - Lucas Hunt Village Apartments Project),
                     Series 1999A, 5.200%, 9/20/31

    1,890,000       Land Clearance for Redevelopment Authority of the City of                5/03 at 102        AAA       1,975,315
                     St. Louis, Missouri, Multi-family Mortgage Refunding Bonds
                     - Series 1993 (FHA-Insured Mortgage Loan - St. Louis Place
                     Apartments), 6.250%, 8/01/27

    1,425,000       The Industrial Development Authority of University City,                 8/07 at 102        Aaa       1,482,570
                     Missouri, Revenue Refunding Bonds, Series 1997A (GNMA
                     Collateralized - River Valley Apartments), 5.900%, 2/20/37
-----------------------------------------------------------------------------------------------------------------------------------
                    Housing/Single Family - 8.1%

    1,500,000       Greene County, Missouri, Collateralized Single Family                   No Opt. Call        AAA       1,632,165
                     Mortgage Revenue Bonds, Series 1996, 6.300%, 12/01/22
                     (Alternative Minimum Tax)

    1,665,000       Missouri Housing Development Commission, Single Family                   1/07 at 102        AAA       1,753,079
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1996 Series D, 6.125%, 3/01/28 (Alternative Minimum Tax)

      920,000       Missouri Housing Development Commission, Single Family                   3/07 at 105        AAA       1,039,517
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1997 Series A-2, 7.300%, 3/01/28 (Alternative
                     Minimum Tax)

      250,000       Missouri Housing Development Commission, Single Family                   3/07 at 101        AAA         259,490
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1997 Series B-2, 5.900%, 9/01/28 (Alternative
                     Minimum Tax)

      105,000       Missouri Housing Development Commission, Single Family                   2/00 at 102        AAA         108,201
                     Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                     Program), 1990 Series A, 7.625%, 2/01/22 (Alternative
                     Minimum Tax)

                    Missouri Housing Development Commission, Single
                     Family Mortgage Revenue Bonds (Homeownership Loan
                     Program), 1995 Series B Remarketing:

    2,140,000        6.375%, 9/01/20 (Alternative Minimum Tax)                               9/06 at 102        AAA       2,269,427
    1,690,000        6.450%, 9/01/27 (Alternative Minimum Tax)                               9/06 at 102        AAA       1,800,036

      595,000       Missouri Housing Development Commission, Single Family                   6/00 at 102        AAA         616,372
                     Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                     Program), 1990 Series B, 7.750%, 6/01/22 (Alternative
                     Minimum Tax)

    1,335,000       Missouri Housing Development Commission, Single Family                   2/01 at 102        AAA       1,395,262
                     Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                     Program), 1991 Series A, 7.375%, 8/01/23 (Alternative
                     Minimum Tax)

                    Missouri Housing Development Commission, Single Family
                     Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                     Program), 1994 Series A:

      360,000        6.700%, 12/01/07 (Alternative Minimum Tax)                             12/04 at 102        AAA         380,030
    1,585,000        7.125%, 12/01/14 (Alternative Minimum Tax)                             12/04 at 102        AAA       1,704,398
      700,000        7.200%, 12/01/17 (Alternative Minimum Tax)                             12/04 at 102        AAA         753,459

    1,700,000       Missouri Housing Development Commission, Single Family                   9/07 at 101        AAA       1,741,973
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1997 Series C-2 , 5.500%, 9/01/17 (Alternative Minimum
                     Tax)

      980,000       Missouri Housing Development Commission, Single Family                   3/08 at 105        AAA       1,076,295
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1998 Series B-2, 6.400%, 3/01/29 (Alternative Minimum
                     Tax)

    1,200,000       Missouri Housing Development Commission, Single Family                   9/08 at 105        AAA       1,313,220
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1998 Series D-2, 6.300%, 3/01/29 (Alternative Minimum
                     Tax)

   Principal                                                                                Optional Call                  Market
    Amount          Description                                                              Provisions*     Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
                    Housing/ Single Family (continued)

$   3,000,000       Missouri Housing Development Commission, Single Family                   9/08 at 101        AAA   $    2,967,120
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1998 Series E-1, 5.200%, 9/01/23 (Alternative Minimum Tax)

                    Industrial/Other -0.2%

      500,000       City of Jefferson, Missouri, Industrial Refunding                        4/00 at 100        N/R          504,735
                     Revenue Bond, Series 1992 (Scholastic, Inc. Project),
                     7.200%, 4/01/03
------------------------------------------------------------------------------------------------------------------------------------
                    Long-Term Care - 8.3%

    1,000,000       The Industrial Development Authority of the City of                     12/08 at 104        AAA        1,005,150
                     Bridgeton, Missouri, Facilities Revenue Bonds, Series
                     1999A (GNMA Collateralized- Mizpah Assisted Living
                     Services Project), 5.600%, 12/20/38

    4,800,000       The Industrial Development Authority of Kansas City,                    11/08 at 102        N/R        4,593,744
                     Missouri, Retirement Facility Refunding and Improvement
                     Revenue Bonds, Series 1998A (Kingswood Project),
                     5.875%, 11/15/29

    1,000,000       The Industrial Development Authority of the City of                      8/05 at 102        N/R        1,062,580
                     Lees Summit, Missouri Health Facilities Revenue Bonds
                     (John Knox Village Project), Series 1995, 6.625%,
                     8/15/13

    3,750,000       Health and Educational  Facilities Authority of the                      2/06 at 102        N/R        3,918,638
                     State of Missouri, Health Facilities Revenue Bonds
                     (Lutheran Senior Services), Series 1996A,
                     6.375%, 2/01/27

    3,000,000       Health and Educational Facilities Authority of the                        2/07at 102        N/R        3,073,080
                     State of Missouri, Health Facilities Revenue Bonds
                     (Lutheran Senior Services), Series 1997, 5.875%,
                     2/01/23

                    The Industrial Development Authority of the County of
                     St. Louis, Missouri, Refunding Revenue Bonds
                     (Friendship Village of South County Project), Series
                     1996A:

    1,265,000        5.750%, 9/01/05                                                        No Opt. Call        N/R        1,337,662


    1,800,000        6.250%, 9/01/10                                                         9/06 at 102        N/R        1,938,690

                    The Industrial Development Authority of the County of
                     St. Louis, Missouri, Revenue Bonds (Bethesda Living
                     Centers - Autumn View Gardens at Schuetz Road Project),
                     Series 1998B:

      475,000        5.750%, 8/15/18                                                         8/03 at 100        N/R          456,546

    1,500,000        5.850%, 8/15/28                                                         8/08 at 102        N/R        1,456,950

    2,425,000       The Industrial Development Authority of the County of                    8/05 at 104        AAA        2,628,991
                     St. Louis, Missouri, Healthcare Facilities Revenue
                     Bonds, Series1995 (GNMA Collateralized -Mother of
                     Perpetual Help Project), 6.250%, 8/01/28
------------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/General -3.3%

    1,000,000       Jefferson City School District, Missouri, General                     No Opt. Call           Aa        1,180,490
                     Obligation Bonds, Series 1991A, 6.700%, 3/01/11
                     Commonwealth of Puerto Rico, General Obligation Public
                     Improvement Bonds of 1994:

    2,500,000        6.450%, 7/01/17                                                         7/04 at 102        AAA        2,808,325

    3,350,000        6.500%, 7/01/23                                                      7/04 at 1011/2        AAA        3,770,794


    1,540,000       Francis Howell School District, St. Charles County,                     No Opt. Call        AAA          772,279
                     Missouri, General Obligation Bonds, Series 1998C
                     (Missouri Direct Deposit Program), 0.000%, 3/01/13
------------------------------------------------------------------------------------------------------------------------------------
                    Tax Obligation/Limited - 14.4%

    2,285,000       The Public Building Corporation of the City of Branson,                 11/06 at 101        BBB        2,425,710
                     Missouri, Leasehold Revenue Bonds, Series 1995 (City
                     Hall and Fire Station Improvement Projects), 6.250%,
                     11/01/12

    1,025,000       Excelsior Springs, Missouri, School District Building                    No Opt.Call        AAA          496,315
                     Corporation, Leasehold Revenue Bonds, Excelsior Springs
                     40 School District of Excelsior Springs, Missouri,
                     Series 1994, 0.000%, 3/01/14


    2,000,000       Jackson County, Missouri, Public Facilities Authority,                  12/04 at 100        AAA        2,166,620
                     Leasehold Revenue Refunding and Improvement Bonds
                     (Capital Improvements Project), Series 1994, 6.125%,
                     12/01/15


    1,200,000       Land Clearance For Redevelopment Authority, Kansas                      12/05 at 102        AAA        1,276,428
                     City, Missouri, Lease Revenue Bonds (Municipal
                     Auditorium and Muehlebach Hotel Redevelopment Project),
                     Series 1995A, 5.900%, 12/01/18

               Portfolio of Investments

               May 31, 1999

     Principal                                                                          Optional Call                  Market
      Amount      Description                                                             Provisions*    Ratings**     Value
-------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited (continued)

                  The City of Lake Saint Louis, Missouri, Certificates of
                  Participation, Public Facilities Authority, Series 1993
                  (Municipal Golf Course Project):
  $1,020,000       6.900%, 12/01/05                                                       12/02 at 103      N/R      $ 1065,900
   2,720,000       7.550%, 12/01/14                                                       12/02 at 103      N/R       2,856,000

   1,500,000      Missouri School Boards Association, Insured Lease                        3/06 at 101      AAA       1,585,725
                   Participation Certificates (Fox C-6 School District, Jefferson
                  County, Missouri Project), Series 1996, 5.625%, 3/01/11

     320,000      State of Missouri, Certificates of Participation (Psychiatric           11/05 at 100       AA         340,003
                   Rehabilitation Center Project), Series A 1995, 6.000%,
                   11/01/15

   1,500,000      Puerto Rico Highway and Transportation Authority, Highway            7/02 at 101 1/2        A       1,627,110
                   Revenue Bonds, 1992 Series V, 6.625%, 7/01/12

   5,900,000      Puerto Rico Highway and Transportation Authority, Highway                7/16 at 100        A       6,068,150
                   Revenue Bonds, 1996 Series Y, 5.500%, 7/01/36

   1,400,000      Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call      AAA       1,496,726
                   Revenue Bonds, Series W, 5.500%, 7/01/15

   5,500,000      Puerto Rico Public Buildings Authority, Revenue Refunding               No Opt. Call        A       5,763,120
                   Bonds, Series L, Guaranteed by the Commonwealth of Puerto
                   Rico, 5.500%, 7/01/21

     250,000      Puerto Rico Public Buildings Authority, Government                   7/07 at 101 1/2        A         248,533
                   Facilities Revenue Bonds, Series B, Guaranteed by the
                   Commonwealth of Puerto Rico, 5.250%, 7/01/21

   3,000,000      Regional Convention and Sports Complex Authority, St. Louis             8/03/ at 102      Aa3       3,106,500
                   County, Missouri, Convention and Sports Facility Project
                   Refunding Bonds, Series B 1993, 5.750%, 8/15/21

     780,000      Land Clearance for Redevelopment Authority of the City of St.            7/07 at 101      AAA         787,753
                   Louis, Missouri Kiel Site Lease Revenue Refunding Bonds,
                   Series 1997B, 5.300%, 7/01/16

                  Regional Convention and Sports Complex Authority, City of St.
                   Louis, Missouri, Convention and Sports Facility Project
                   Refunding Bonds, Series C 1997:
   1,660,000       5.300%, 8/15/17                                                          8/07 at 100      AAA      1,675,156
   4,000,000       5.300%, 8/15/20                                                          8/07 at 100      AAA      4,032,800

      45,000      The City of St. Louis, Missouri, Regional Convention and                 8/03 at 100      N/R          49,133
                   Sports Complex Authority, Convention and Sports Facility
                   Project Bonds, Series C of 1991, 7.900%, 8/15/21
-------------------------------------------------------------------------------------------------------------------------------
                  Transportation - 4.2%

   2,000,000      Puerto Rico Ports Authority, Special Facilities Revenue Bonds,           6/06 at 102     BBB        2,145,060
                   1996 Series A (American Airlines, Inc. Project), 6.250%,
                   6/01/26 (Alternative Minimum Tax)

                  The City of St. Louis, Missouri, Airport Revenue Bonds, Series
                  1997 (1997 Capital Improvement Program), Lambert-St. Louis
                  International Airport:
     285,000       5.250%, 7/01/22 (Alternative Minimum Tax)                                7/07 at 101      AAA         278,830
   4,500,000       5.250%, 7/01/27 (Alternative Minimum Tax)                                7/07 at 101      AAA       4,393,215

   4,050,000      The City of St. Louis, Missouri, at 102 Parking Revenue                  12/06 at 102      AAA       4,104,189
                   Refunding Bonds, Series 1996, 5.375%, 12/15/21
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed - 11.9%

   4,500,000      Cape Girardeau County, Missouri, Single Family Mortgage                  No Opt. Call      Aaa       2,076,705
                   Revenue Bonds, Series 1983, 0.000%, 12/01/14

   1,500,000      Clay County Public Building Authority, Leasehold Refunding and            5/02 at 102   N/R***       1,676,970
                   Improvement Revenue Bonds, Series 1992 (Paradise Pointe Golf
                   Course Project), 7.625%, 5/15/14 (Pre-refunded to 5/15/02)

   1,070,000      Greene County, Missouri, Single Family Mortgage Revenue Bonds,           No Opt. Call      Aaa         454,868
                   Series 1984, 0.000%, 3/01/16

      50,000      City of Hamilton, Missouri, Waterworks Revenue Bonds, Series          7/99 at 103 1/2   N/R***          51,943
                  1989, 7.750%, 7/01/14 (Pre-refunded to 7/01/99)

   4,000,000      City of Kansas City, Missouri, General Improvement Airport                9/04 at 101      AAA       4,555,320
                   Revenue Bonds, Series 1994B, 6.875%, 9/01/14 (Pre-refunded to
                   9/01/04)

     645,000      Kansas City Municipal Assistance Corporation, Leasehold                  11/01 at 101    A3***         692,904
                   Improvement Revenue Bonds, Series 1991A (Truman Medical Center
                   Charitable Foundation Project), 7.000%, 11/01/09 (Pre-refunded to 11/01/01)

     Principal                                                                           Optional Call                 Market
       Amount    Description                                                             Provisions*    Ratings**     Value
-------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed (continued)

$ 2,500,000      The Industrial Development Authority of the City of Kirkwood,            7/02 at 102     N/R***    $  2,721,525
                  Missouri, Health Care System Revenue Bonds, St. Joseph Hospital
                  of Kirkwood Issue, Series 1992, 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

  1,000,000      Missouri Economic Development Export and Infrastructure Board,           5/02 at 100     N/R***       1,086,650
                  Industrial Development Revenue Bonds (Community Water Company
                  Inc. Project), Series 1992, 7.125%, 5/01/17 (Alternative
                  Minimum Tax) (Pre-refunded to 5/15/02)

    805,000      Health and Educational Facilities Authority of the State of              2/06 at 102    BBB+***         912,540
                  Missouri, Health Facilities Revenue Bonds (Lake of the Ozarks
                  General Hospital Inc.), Series 1996, 6.500%, 2/15/21 (Pre-
                  refunded to 2/15/06)

  1,500,000      Health and Educational Facilities Authority of the State of             10/04 at 101      A2***       1,666,695
                  Missouri, Educational Facilities Revenue Bonds (Saint Louis
                  University High School), Series 1994, 6.350%, 10/01/14 (Pre-
                  refunded to 10/01/04)

    155,000      State Environmental Improvement and Energy Resource Authority,          10/00 at 102     N/R***         164,999
                  State of Missouri, Water Pollution Control Revenue Bonds (State
                  Revolving Fund Program), Series 1990A, 7.000%, 10/01/10 (Pre-
                  refunded to 10/01/00)

                 Industrial Development Authority of the County of St. Louis,
                  Missouri, Health Care Facilities Revenue Bonds, Series 1992
                  (Lutheran Health Care Association):
  2,565,000       7.375%, 2/01/14 (Pre-refunded to 2/01/02)                               2/02 at 102     N/R***       2,832,299
  2,650,000       7.625%, 2/01/22 (Pre-refunded to 2/01/02)                               2/02 at 102     N/R***       2,942,799

    290,000      Certificates of Receipt, Series 1993, St. Louis County,                 No Opt. Call        AAA         306,910
                  Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series
                  1989A (Escrowed with United States Governmental Obligations),
                  5.650%, 8/01/15 (Alternative Minimum Tax)

  1,000,000      Regional Convention and Sports Complex Authority, County of St.          8/03 at 100        AAA       1,117,050
                  Louis, Missouri, Convention and Sports Facility Project Bonds,
                  Series 1991B, 7.000%, 8/15/11 (Pre-refunded to 8/15/03)

  1,325,000      Land Clearance for Redevelopment Authority of the City of St.            7/00 at 102     N/R***       1,409,588
                  Louis, Lease Revenue Bonds, Series 1992 (Station East
                  Redevelopment Project), 7.750%, 7/01/21 (Pre-refunded to
                  7/01/00)

  3,975,000      City of St. Louis, Missouri, Parking Revenue Bonds, Series              12/02 at 102     AA-***       4,401,915
                  1992, 6.625%, 12/15/21 (Pre-refunded to 12/15/02)

    955,000      Regional Convention and Sports Complex Authority, City of St.            8/03 at 100        Aaa       1,098,794
                  Louis, Missouri, Convention and Sports Facility Bonds, Series
                  1991C, 7.900%, 8/15/21 (Pre-refunded to 8/15/03)

    445,000      The Board of Education of the City of St. Louis, Missouri,              10/01 at 102        AAA         483,577
                  General Obligation School Building Bonds, Series 1991, 6.750%,
                  4/01/11 (Pre-refunded to 10/01/01)

                 Vandalia, Missouri, Combined Water and Sewer System Revenue Bonds,
                  Series 1990:
     50,000       7.625%, 4/01/06 (Pre-refunded to 4/01/00)                               4/00 at 101     N/R***          52,292
     50,000       7.625%, 4/01/07 (Pre-refunded to 4/01/00)                               4/00 at 101     N/R***          52,292
--------------------------------------------------------------------------------------------------------------------------------
                 Utilities - 6.0%

  1,500,000      State Environmental Improvement and Energy Resource Authority,           5/00 at 102        AA-       1,572,585
                  Missouri, Environmental Improvement Revenue Bonds (Union
                  Electric Company Project), Series 1990A, 7.400%, 5/01/20

  1,500,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,              No Opt. Call        AAA         610,620
                  Series O, 0.000%, 7/01/17

  2,000,000      City of Sikeston, Missouri, Electric System Revenue Bonds, 1992         No Opt. Call        AAA       2,263,800
                  Series, 6.200%, 6/01/10

                 City of Sikeston, Missouri, Electric System Revenue Refunding
                  Bonds, 1996 Series:
  2,750,000       6.000%, 6/01/13                                                        No Opt. Call        AAA       3,079,258
  1,070,000       6.000%, 6/01/14                                                        No Opt. Call        AAA       1,200,722
  6,000,000       6.000%, 6/01/16                                                        No Opt. Call        AAA       6,700,260
--------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer -3.1%

     20,000      Public Water Supply District No. 6, Clay County, Missouri,               6/99 at 101        N/R          20,259
                  Revenue Bonds, Series 1988, 8.200%, 6/01/01

    400,000      East Central Missouri Water and Sewer Authority, St. Charles             8/00 at 100        N/R         408,868
                  County, Missouri, Water System Refunding Revenue Bonds, Series
                  1992 (St. Charles County Public Water Supply District No. 2
                  Project), 7.000%, 8/01/08

  3,600,000      State Environmental Improvement and Energy Resources Authority,         12/01 at 102        Aa1       3,885,120
                  State of Missouri, Water Pollution Control Revenue Bonds (State
                  Revolving Fund Program - Multiple Participants), Series 1991A,
                  6.875% 6/01/14

               Portfolio of Investments

               May 31, 1999

     Principal                                                                           Optioal Call                     Market
       Amount     Description                                                             Provisions*   Ratings**         Value
--------------------------------------------------------------------------------------------------------------------------------
                  Water and Sewer (continued)

 $   2,000,000    State Environmental Improvement and Energy Resources                    7/02 at 102         Aa1  $   2,150,960
                   Authority, State of Missouri, Water Pollution Control Revenue
                   Bonds (State Revolving Fund Program - Multiple Participant
                   Series), Series 1992A, 6.550%, 7/01/14

       600,000    State Environmental Improvement and Energy Resources                    7/04 at 102         Aa1        677,387
                   Authority, State of Missouri, Water Pollution Control Revenue
                   Bonds (State Revolving Fund Program - Multiple Participant
                   Series), Series 1994B, 7.200%, 7/01/16

       595,000    State Environmental Improvement and Energy Resources                   10/00 at 102         Aa1        830,824
                   Authority, State of Missouri, Water Pollution Control Revenue
                   Bonds (State Revolving Fund Program - City of Springfield
                   Project), Series 1990A, 7.000%, 10/01/10

       125,000    City of Osceola, Missouri, Sewer System Refunding and                  11/99 at 100         N/R        126,530
                   Improvement Revenue Bonds, Series 1989, 8.000%, 11/01/09
--------------------------------------------------------------------------------------------------------------------------------
 $ 257,070,000    Total Investments - (cost $241,080,848) - 98.8%                                                    254,587,623
==============------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.2%                                                                 3,033,445
                  -------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                $ 257,621,068
                  ==============================================================================================================

                  * Optional Call Provisions (not covered by the report of independent public acccountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating

                  *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                  N/R  Investment is not rated

                  (DD) Portion of security purchased on a delayed basis (note
                       1).

                                 See accompanying notes to financial statements.

               Portfolio of Investments

               Nuveen Flagship Wisconsin Municipal Bond Fund
               May 31, 1999


  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*       Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.5%

                Community Development Authority of the Village of Menomomee Falls,
                Wisconsin, Development Revenue Bonds, Series 1996 (Herker Industries,
                Inc. Project):
   $  255,000     5.200%, 3/01/07 (Alternative Minimum Tax)                                    3/01 at 103         N/R   $  257,764
      300,000     5.250%, 3/01/08 (Alternative Minimum Tax)                                    3/01 at 103         N/R      302,586
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.7%

    1,000,000   Redevelopment Authority of the City of Green Bay, Wisconsin, Industrial
                Development Revenue  Bonds, Series 1999 (Fort James Project), 5.600%,         No Opt. Call        Baa2    1,003,530
                5/01/19
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.3%

      475,000   Housing Authority of the City of Ashland, Wisconsin, Student Housing
                Revenue Bonds, Series 1998 (Northland College Project), 5.100%, 4/01/18        4/08 at 100         Aa3      461,581


      500,000   Community Development Authority of the City of Madison, Wisconsin,
                Fixed Rate Development Revenue Bonds, Series 1998A (Fluno Center Project),    11/06 at 102         AA-      491,910
                 5.000%, 11/01/20

      600,000   University of Puerto Rico, University System Revenue Bonds, Series M,
                5.250%, 6/01/25                                                            6/05 at 101 1/2         AAA      602,916
------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 2.8%

      500,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                Control Facilities Financing Authority, Hospital Revenue Bonds,                1/05 at 102         AAA      548,130
                1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                6.250% 7/01/24

      450,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                Control Facilities Financing Authority, Hospital Revenue Refunding Bonds,  8/05 at 101 1/2         AAA      484,218
                  1995 Series A (FHA-Insured Mortgage Pila Hospital Project), 5.875%,
                  8/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.3%

                Housing Authority of Dane County, Wisconsin, Multi-family Housing
                Revenue Bonds (Forest Harbor Apartments Project):
       25,000     5.900%, 7/01/12                                                              7/02 at 102         N/R       25,926
       50,000     5.950%, 7/01/13                                                              7/02 at 102         N/R       51,622
       50,000     6.000%, 7/01/14                                                              7/02 at 102         N/R       51,417

      200,000   Redevelopment Authority of the City of Milwaukee, Wisconsin,
                Multi-family Housing Revenue  Bonds, Series 1993                               8/07 at 102         N/R      207,852
                 (FHA-Insured Mortgage Loan - City Hall Square
                  Apartments Project), 6.000%, 8/01/22 (Alternative Minimum Tax)

      500,000   Housing Authority of the City of Sheboygan, Wisconsin, Multi-family
                Revenue Refunding Bonds, Series 1998A (Lake Shore Apartments),                  5/06 at 102        AAA      503,215
                  5.100%, 11/20/26

      300,000   Walworth County, Wisconsin, Housing Authority, Housing Revenue Bonds,
                Series 1997 (FHA-Insured Mortgage Loan - Kiwanis Heritage, Inc.                 9/05 at 102        N/R      305,739
                Senior Apartments Project), 5.550%, 9/01/22

                Housing Authority of the City of Waukesha, Wisconsin,
                  Multi-family Housing Revenue Refunding Bonds, Series 1996A
                  (GNMA Collateralized Mortgage Loan - Westgrove Woods
                  Project) :

      350,000     5.800%, 12/01/18 (Alternative Minimum Tax)                                   12/06 at 102        AAA      364,795
      750,000     6.000%, 12/01/31 (Alternative Minimum Tax)                                   12/06 at 102        AAA      786,533
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.8%

     1,000,000  Guam Housing Corporation, Single Family Mortgage Revenue Bonds
                (Guaranteed Mortgage-Backed Securities Program, 1998 Series A, 5.750%,         No Opt. Call        AAA    1,067,490
                   9/01/31 (Alternative Minimum Tax)

      205,000   Puerto Rico Housing Bank and Finance Agency, Affordable Housing
                Mortgage Subsidy Program, Single Family Mortgage Revenue Bonds,                4/05 at 102         AAA      215,055
                 Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

      115,000   Virgin Islands Housing Finance Authority, Single Family Mortgage
                Revenue Refunding Bonds (GNMA Mortage-Backed Securities Program),              3/05 at 102         AAA      122,409
                  1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)

               Portfolio of Investments

               Nuveen Flagship Wisconsin Municipal Bond Fund
               May 31, 1999

  Principal                                                                              Optional Call                     Market
     Amount     Description                                                                 Provisions*     Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 7.9%

                Housing Authority of Sheboygan County, Wisconsin, Housing
                Revenue Refunding Bonds (Rocky Knoll Health Center Project),
                Series 1994:
    $ 150,000     5.300%, 12/01/17                                                          12/04 at 100        A1     $   148,551
      195,000     5.300%, 12/01/18                                                          12/04 at 100        A1         192,319
      395,000     5.300%, 12/01/19                                                          12/04 at 100        A1         387,878

     1,000,000  Housing Authority of the City of Superior, Wisconsin, Hospital               7/04 at 102        N/R
                  Revenue Refunding Bonds1,042,690 Series 1996 (GNMA Collateralized
                  - St. Francis Home, Inc. Project), 6.150%,  7/20/31

     1,120,000  Waukesha County Housing Authority, Housing Revenue Refunding Bonds, Series  12/03 at 102        N/R      1,101,318
                  1998 (The Arboretum Project), 5.250%, 12/01/21 (Alternative Minimum Tax)
                  (Optional put 12/01/12)
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.8%

      250,000   Government of Guam, General Obligation Bonds, Series 1993A, 5.400%,         11/03 at 102        BBB-       250,333
                  11/15/18
     1,300,000  Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,       7/07 at 100          A      1,310,114
                  7/01/25
      200,000   Commonwealth of Puerto Rico, Public Improvement General Obligation           7/08 at 101          A        192,108
                  Refunding Bonds, Series 1998, 5.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 43.4%

    1,500,000   Community Development Authority of the City of Cudahy, Wisconsin,            6/06 at 100        N/R      1,565,700
                  Redevelopment Lease Revenue Bonds, Series 1995, 6.000%, 6/01/11

    1,000,000   Redevelopment Authority of the Village of De Forest, Wisconsin,              2/08 at 100        N/R        970,280
                  Redevelopment Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

     1,500,000  Community Development Authority of the City of Glendale, Wisconsin,          9/08 at 100        N/R      1,507,575
                  Community Development Lease Revenue Bonds, Series 1998A, 5.400%,
                  9/01/18

      500,000   Community Development Authority of the Village of Jackson, Wisconsin,       12/09 at 100        N/R        490,085
                  Community Development Revenue Refunding Bonds, Series 1999, 5.100%,
                  12/01/17

      300,000   Community Development Authority of the City of Madison, Wisconsin,           3/05 at 100        Aa2        322,200
                  Lease Revenue Bonds, Series 1995 (Monona Terrace Community and
                  Convention Center Project), 6.100%, 3/01/10

      200,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series        7/06 at 101 1/2          A        197,704
                  1995, Guaranteed by the Commonwealth of Puerto Rico, 5.000%,
                  7/01/15

      320,000   Puerto Rico Highway and Transportation Authority, Highway Revenue        7/02 at 101 1/2          A        347,117
                  Bonds, 1992 Series V, 6.625%, 7/01/12

      600,000   Puerto Rico Highway and Transportation Authority, Highway Revenue        7/06 at 101 1/2          A        613,098
                  Bonds, 1996 Series Y, 5.500%, 7/01/26

                Puerto Rico Highway and Transportation Authority, Transportation
                  Revenue Bonds, Series A:
    1,000,000     0.000%, 7/01/17                                                           No Opt. Call        AAA        407,080
    1,200,000     5.000%, 7/01/17                                                            7/08 at 101          A      1,139,856

      750,000   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue          1/08 at 101        AAA        745,988
                  Bonds, Series 1997A, 5.000%, 7/01/17

      600,000   Puerto Rico Public Buildings Authority, Public Education and Health ,    7/03 at 101 1/2          A        634,176
                  Facilities Refunding Bonds Series M, Guaranteed by the Commonwealth
                  of Puerto Rico, 5.750%, 7/01/15

     1,250,000  Puerto Rico Public Buildings Authority, Government Facilities Revenue    7/07 at 101 1/2          A      1,242,663
                  Bonds, Series B, Guaranteed by the Commonwealth of Puerto Rico,
                  5.250%, 7/01/21

                Southeast Wisconsin Professional Baseball Park District, Sales Tax
                  Revenue Bonds, Series 1997:
     1,390,000    0.000%, 12/15/27                                                          No Opt. Call        AAA        302,408
     1,000,000    0.000%, 12/15/29                                                          No Opt. Call        AAA        195,220

      500,000   Southeast Wisconsin Professional Baseball Park District, Sales Tax          No Opt. Call        AAA        524,455
                  Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26

      375,000   Waterfront Redevelopment Authority of the City of Sturgeon Bay,             10/08 at 100        N/R        354,068
                  Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998A,
                  5.200%, 10/01/21

                Community Development Authority of the Village of Sturtevant,
                Wisconsin, Redevelopment Lease Revenue Refunding Bonds, Series
                1999:
      775,000     4.700%, 12/01/11                                                          12/08 at 100        N/R        767,266
      335,000     4.800%, 12/01/12                                                          12/08 at 100        N/R        332,075

  Principal                                                                              Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   600,000     Virgin Islands Public Finance Authority, Revenue and Refunding Bonds      10/08 at 101       BBB-         $ 604,956
                  (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior Lien
                  /Refunding), 5.625%, 10/01/25

    500,000     Wauwatosa Redevelopment Authority, Milwaukee County, Wisconsin,           12/07 at 100        AAA           527,080
                  Redevelopment Authority  Lease Revenue Bonds, Series 1997, 5.650%,
                  12/01/16

  1,500,000     Wisconsin Center District, Senior Dedicated Tax Revenue Bonds, Series     No Opt. Call        AAA           568,515
                  1996A, 0.000%, 12/15/17

                Wisconsin Center District, Junior Dedicated Tax Revenue Refunding
                  Bonds, Series 1999:
  1,000,000       5.250%, 2/15/23                                                         No Opt. Call        AAA         1,018,730
    500,000       5.250%, 12/15/27                                                        No Opt. Call        AAA           508,550
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.5%

    500,000     Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996        6/06 at 102       BBB-           536,265
                  Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 12.0%

    590,000     Commonwealth of Puerto Rico, General Obligation Public Improvement     7/02 at 101 1/2       AAA            649,844
                  Bonds of 1992, 6.800%, 7/01/21 (Pre-refunded to 7/01/02)

    145,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series          7/04 at 102   BBB+***            162,693
                  7/01/24 1994-T, 6.375%, Pre-refunded to 7/01/04)

    125,000     Puerto Rico Telephone Authority, Revenue Refunding Bonds, Series       1/03 at 101 1/2       AAA            132,920
                  M, 5.400%, 1/01/08 (Pre-refunded to 1/01/03)

                Southeast Wisconsin Professional Baseball Park District, Sales
                  Tax Revenue Bonds, Series 1996:
    225,000       5.650%, 12/15/16 (Pre-refunded to 3/13/07)                               3/07 at 101       AAA            244,737
  1,600,000       5.800%, 12/15/26 (Pre-refunded to 3/13/07)                               3/07 at 101       AAA          1,761,584

                Redevelopment Authority of the City of Superior, Wisconsin,
                Revenue Bonds, Series 1994 (Superior Memorial Hospital Inc.,
                FHA-Insured Mortgage Loan):
    150,000       5.600%, 11/01/07 (Pre-refunded to 5/01/02)                               5/02 at 102     AA***            159,509
    175,000       5.700%, 11/01/09 (Pre-refunded to 5/01/02)                               5/02 at 102     AA***            186,022

  1,000,000     Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,            12/06 at 101      A***          1,091,579
                  Series 1996B, 5.700%, 12/15/20 (Pre-refunded to 12/15/06)
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.8%

    315,000     Guam Power Authority, Revenue Bonds, 1992 Series A, 6.300%,               10/02 at 102       BBB            343,003
                  10/01/22

  1,085,000     Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%, 10/01/23      10/03 at 102       BBB          1,060,858

    115,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,       7/04 at 102      BBB+            123,211
                  6.000%, 7/01/16

    300,000     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,       7/05 at 100      BBB+            299,012
                  Series Z, 5.250%, 7/01/21

    650,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series AA,  7/07 at 101 1/2       AAA            661,108
                  5.375%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
$38,405,000     Total Investments - (cost $34,983,288) - 97.8%                                                           35,779,189
===========-------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                        797,457
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $36,576,646
====================================================================================================================================

                * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities. N/R Investment is not rated.


                                 See accompanying notes to financial statements.

                            Statement of Net Assets
                            May 31, 1999

                                                                            Kansas            Missouri         Wisconsin
------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)        $ 124,655,408       $ 254,587,623      $ 35,779,189
Cash                                                                            --             934,608           247,331
Receivables:
   Fund Manager (note 6)                                                        --                  --               975
   Interest                                                              1,833,137           4,637,090           629,944
   Investments sold                                                        245,299             610,000                --
   Shares sold                                                             216,515             541,403            59,486
Other assets                                                                99,847             153,076            33,409
------------------------------------------------------------------------------------------------------------------------
      Total assets                                                     127,050,206         261,463,800        36,750,334
------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                             162,762                  --                --
Payables:
   Investments purchased                                                        --           2,501,069                --
   Shares redeemed                                                          70,349             676,343            20,411
Accrued expenses:
   Management fees (note 6)                                                 52,892             114,759                --
   12b-1 distribution and service fees (notes 1 and 6)                      28,475              53,472            10,151
   Other                                                                    48,681              82,609            54,136
Dividends payable                                                          201,181             414,480            88,990
------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                    564,340           3,842,732           173,688
------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                  $ 126,485,866       $ 257,621,068      $ 36,576,646
========================================================================================================================
Class A Shares (note 1)
Net assets                                                           $ 113,139,895       $ 238,497,570      $ 29,217,432
Shares outstanding                                                      10,781,680          21,447,292         2,863,862
Net asset value and redemption price per share                       $       10.49       $       11.12      $      10.20
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                  $       10.95       $       11.61      $      10.65
========================================================================================================================
Class B Shares (note 1)
Net assets                                                           $   6,496,553       $   5,286,196      $  3,795,001
Shares outstanding                                                         623,031             475,775           371,022
Net asset value, offering and redemption price per share             $       10.43       $       11.11      $      10.23
========================================================================================================================
Class C Shares (note 1)
Net assets                                                           $   6,170,510       $  13,443,921      $  3,457,285
Shares outstanding                                                         586,927           1,209,958           338,278
Net asset value, offering and redemption price per share             $       10.51       $       11.11      $      10.22
========================================================================================================================
Class R Shares (note 1)
Net assets                                                           $     678,908       $     393,381      $    106,928
Shares outstanding                                                          64,330              35,374            10,449
Net asset value, offering and redemption price per share             $       10.55       $       11.12      $      10.23
========================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of Operations
                            Year Ended May 31, 1999

                                                                          Kansas          Missouri           Wisconsin
----------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                           $ 6,567,781      $ 14,608,020         $ 1,686,624
----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                 652,522         1,384,679             178,306
12b-1 service fees - Class A (notes 1 and 6)                             218,928           477,400              54,123
12b-1 distribution and service fees - Class B (notes 1 and 6)             47,078            36,025              26,697
12b-1 distribution and service fees - Class C (notes 1 and 6)             30,218            91,871              18,488
Shareholders' servicing agent fees and expenses                           50,392           122,883              34,365
Custodian's fees and expenses                                             51,760            62,708              54,717
Trustees' fees and expenses (note 6)                                       2,674             4,091               2,200
Professional fees                                                         16,865            23,948               8,527
Shareholders' reports - printing and mailing expenses                     44,625            68,055              31,648
Federal and state registration fees                                        8,559             8,077               4,608
Other expenses                                                             5,673            13,655               1,524
----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement   1,129,294         2,293,392             415,203
   Custodian fee credit (note 1)                                          (1,884)           (1,015)             (6,040)
   Expense reimbursement (note 6)                                       (173,046)           (4,300)           (156,046)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                             954,364         2,288,077             253,117
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                  5,613,417        12,319,943           1,433,507
----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)           392,767           932,600              31,594
Net change in unrealized appreciation or depreciation of investments  (1,874,001)       (3,631,812)           (354,954)
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (1,481,234)       (2,699,212)           (323,360)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 4,132,183      $  9,620,731         $ 1,110,147
======================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                                   Kansas                      Missouri
                                                                     ------------------------------  ---------------------------
                                                                        Year Ended       Year Ended     Year Ended    Year Ended
                                                                           5/31/99          5/31/98        5/31/99       5/31/98
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $   5,613,417   $    4,985,423  $  12,319,943 $  12,020,586
Net realized gain from investment transactions (notes 1 and 4)             392,767          219,884        932,600     1,812,321
Net change in unrealized appreciation or depreciation of investments    (1,874,001)       3,771,101     (3,631,812)    7,426,322
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               4,132,183        8,976,408      9,620,731    21,259,229
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                             (5,236,017)      (4,879,573)   (11,626,924)  (11,520,934)
    Class B                                                               (199,683)         (74,108)      (155,720)      (44,804)
    Class C                                                               (171,237)         (28,659)      (531,389)     (452,917)
    Class R                                                                 (8,514)            (638)        (4,200)       (2,126)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (5,615,451)      (4,982,978)   (12,318,233)  (12,020,781)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                        31,570,124       19,450,846     30,981,161    29,016,642
Net proceeds from shares issued to shareholders due to reinvestment
   of distributions                                                      2,397,854        2,514,735      5,097,764     6,950,162
--------------------------------------------------------------------------------------------------------------------------------
                                                                        33,967,978       21,965,581     36,078,925    35,966,804
Cost of shares redeemed                                                (13,183,041)     (15,361,968)   (22,186,899)  (26,158,524)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                 20,784,937        6,603,613     13,892,026     9,808,280
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                              19,301,669       10,597,043     11,194,524    19,046,728
Net assets at the beginning of year                                    107,184,197       96,587,154    246,426,544   227,379,816
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $ 126,485,866   $  107,184,197  $ 257,621,068 $ 246,426,544
================================================================================================================================
Balance of undistributed net investment income
   at end of year                                                    $         412   $        2,446  $       5,069 $       3,359
================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                     Wisconsin
                                                                                           --------------------------------
                                                                                               Year Ended        Year Ended
                                                                                                  5/31/99           5/31/98
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                      $    1,433,507      $    944,621
Net realized gain from investment transactions (notes 1 and 4)                                     31,594             1,965
Net change in unrealized appreciation or depreciation of investments                             (354,954)          867,069
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                      1,110,147         1,813,655
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                                     (1,227,494)         (888,945)
   Class B                                                                                       (104,859)          (30,662)
   Class C                                                                                        (97,280)          (21,939)
   Class R                                                                                         (3,847)           (2,181)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                      (1,433,480)         (943,727)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                               10,740,181        13,525,996
Net proceeds from shares issued to shareholders due to reinvestment
   of distributions                                                                               960,959           586,627
---------------------------------------------------------------------------------------------------------------------------
                                                                                               11,701,140        14,112,623
Cost of shares redeemed                                                                        (2,401,689)       (1,522,817)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                         9,299,451        12,589,806
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                      8,976,118        13,459,734
Net assets at the beginning of year                                                            27,600,528        14,140,794
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                              $   36,576,646      $ 27,600,528
===========================================================================================================================
Balance of undistributed net investment income at end of year                              $          947      $        920
===========================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kansas Municipal Bond Fund ("Kansas"), the Nuveen Flagship Missouri Municipal Bond Fund ("Missouri") and the Nuveen Flagship Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitment. At May 31, 1999, Missouri had an outstanding delayed delivery purchase commitment of $2,501,069. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                               Kansas
                                                                    -------------------------------------------------------------
                                                                             Year Ended                     Year Ended
                                                                               5/31/99                        5/31/98
                                                                    -------------------------------------------------------------
                                                                         Shares         Amount        Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              2,070,976     $22,111,543     1,446,744     $15,169,400
   Class B                                                                338,463       3,592,058       246,506       2,575,382
   Class C                                                                485,599       5,195,815       154,351       1,624,614
   Class R                                                                 63,074         670,708         7,647          81,450

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                204,225       2,180,079       235,108       2,451,515
   Class B                                                                 11,758         124,503         4,460          46,453
   Class C                                                                  8,496          90,854         1,567          16,481
   Class R                                                                    225           2,418            27             286
---------------------------------------------------------------------------------------------------------------------------------
                                                                        3,182,816      33,967,978     2,096,410      21,965,581
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (1,133,132)    (12,087,524)   (1,456,152)    (15,220,254)
   Class B                                                                (34,327)       (362,189)       (3,593)        (37,812)
   Class C                                                                (68,688)       (732,197)       (3,309)        (34,615)
   Class R                                                                   (104)         (1,131)       (6,549)        (69,287)
---------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,236,251)    (13,183,041)   (1,469,603)    (15,361,968)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,946,565     $20,784,937       626,807      $6,603,613
=================================================================================================================================

                                                                                              Missouri
                                                                    -------------------------------------------------------------
                                                                             Year Ended                     Year Ended
                                                                               5/31/99                        5/31/98
                                                                    -------------------------------------------------------------
                                                                         Shares         Amount        Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                            2,059,573     $23,245,894     2,105,625     $23,418,825
     Class B                                                              347,008       3,910,407       131,214       1,466,418
     Class C                                                              305,854       3,443,979       371,741       4,116,750
     Class R                                                               33,897         380,881         1,309          14,649

Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                              415,813       4,695,252       594,998       6,583,121
     Class B                                                                9,733         109,725         2,790          31,032
     Class C                                                               25,897         291,783        30,239         333,908
     Class R                                                                   89           1,004           189           2,101
---------------------------------------------------------------------------------------------------------------------------------
                                                                        3,197,949      36,078,925     3,238,105      35,966,804
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                           (1,812,770)    (20,424,817)   (2,183,973)    (24,315,900)
     Class B                                                              (30,293)       (338,255)      (26,702)       (298,879)
     Class C                                                             (124,260)     (1,397,146)     (137,556)     (1,532,745)
     Class R                                                               (2,376)        (26,681)         (976)        (11,000)
---------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,969,699)    (22,186,899)   (2,349,207)    (26,158,524)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,228,250     $13,892,026       888,898      $9,808,280
=================================================================================================================================

                                                                                              Wisconsin
                                                                    -------------------------------------------------------------
                                                                             Year Ended                     Year Ended
                                                                               5/31/99                        5/31/98
                                                                    -------------------------------------------------------------
                                                                         Shares         Amount        Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                              608,036     $76,270,838     1,023,987     $10,392,120
     Class B                                                              210,301       2,185,117       185,214       1,883,674
     Class C                                                              215,001       2,223,917       123,287       1,250,046
     Class R                                                                5,783          60,309            15             156

Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                               79,265         821,500        54,801         552,761
     Class B                                                                6,147          63,822         1,536          15,642
     Class C                                                                6,933          72,025         1,578          16,051
     Class R                                                                  347           3,612           215           2,173
---------------------------------------------------------------------------------------------------------------------------------
                                                                        1,131,813      11,701,140     1,390,633      14,112,623
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                             (188,176)     (1,949,001)     (143,260)     (1,453,452)
     Class B                                                              (27,493)       (285,123)       (6,763)        (69,320)
     Class C                                                              (16,267)       (167,457)           (4)            (45)
     Class R                                                                  (11)           (108)           --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (231,947)     (2,401,689)     (150,027)     (1,522,817)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              899,866      $9,299,451     1,240,606     $12,589,806
=================================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

                                            Kansas     Missouri     Wisconsin
--------------------------------------------------------------------------------
Dividend per share:
   Class A                                 $ .0410      $ .0455       $ .0380
   Class B                                   .0345        .0385         .0315
   Class C                                   .0365        .0405         .0335
   Class R                                   .0430        .0475         .0400
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                                                Kansas            Missouri           Wisconsin
---------------------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                        $  51,103,738      $   42,258,268      $   10,420,515
   Short-term municipal securities                           7,300,000           1,000,000           1,000,000
Sales:
   Long-term municipal securities                           31,681,554          29,437,358           2,827,902
   Short-term municipal securities                           7,300,000           1,000,000           1,000,000
===========================================================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, Kansas had an unused capital loss carryforward of $4,239,199 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as in the year 2003.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31,1999, were as follows:

                                                                Kansas            Missouri           Wisconsin
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                          $   7,002,084      $   14,245,137        $    973,142
   depreciation                                               (577,215)           (738,362)           (177,241)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                              $   6,424,869      $   13,506,775         $   795,901
===========================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                Kansas            Missouri           Wisconsin
---------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                  $    287,000       $      606,372         $   134,199
Paid to authorized dealers                                    281,327              576,668             117,933
===========================================================================================================================

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                       Kansas             Missouri             Wisconsin
---------------------------------------------------------------------------------------------------------------------------
Commission advances                                  $  261,956          $   248,237          $  119,611
===========================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained such 12b-1 fees as follows:

                                                       Kansas             Missouri             Wisconsin
---------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                  $   68,592          $    70,460          $   39,557
===========================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1999, as follows:

                                                       Kansas             Missouri             Wisconsin
---------------------------------------------------------------------------------------------------------------------------
CDSC retained                                        $   26,721          $    19,628          $    4,564
===========================================================================================================================

7. Composition of Net Assets
At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                           Kansas             Missouri           Wisconsin
------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                      $   124,299,783     $    243,913,616     $    35,753,400
Balance of undistributed net investment
income                                                           412                5,069                 947
Accumulated net realized gain (loss) from
investment transactions                                   (4,239,198)             195,608              26,398
Net unrealized appreciation of investments
                                                           6,424,869           13,506,775             795,901
------------------------------------------------------------------------------------------------------------------------
Net assets                                           $   126,485,866     $    257,621,068     $    36,576,646
========================================================================================================================

                             Financial Highlights

                             Financial Highlights

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                               Investment Operations               Less Distributions
                           ------------------------------      --------------------------------
KANSAS**
                                              Net
                                        Realized/
                                       Unrealized
                Beginning        Net      Invest-                    Net                            Ending
                      Net    Invest-         ment                Invest-                               Net
Year Ended          Asset       ment         Gain                   ment     Capital                 Asset      Total
May 31,             Value   Income(a)       (Loss)   Total        Income       Gains      Total      Value  Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (1/92)
    1999          $ 10.60        $ .51    $ (.11)    $ .40        $ (.51)      $ --      $ (.51)   $ 10.49      3.81%
    1998            10.19          .52       .41       .93          (.52)        --        (.52)     10.60      9.32
    1997             9.83          .53       .36       .89          (.53)        --        (.53)     10.19      9.21
    1996            10.01          .54      (.18)      .36          (.54)        --        (.54)      9.83      3.63
    1995             9.83          .55       .18       .73          (.55)        --        (.55)     10.01      7.80
Class B (2/97)
    1999            10.54          .43      (.11)      .32          (.43)        --        (.43)     10.43      3.07
    1998            10.13          .44       .41       .85          (.44)        --        (.44)     10.54      8.57
    1997 (c)        10.23          .13      (.12)      .01          (.11)        --        (.11)     10.13       .13
Class C (2/97)
    1999            10.63          .45      (.11)      .34          (.46)        --        (.46)     10.51      3.18
    1998            10.21          .47       .42       .89          (.47)        --        (.47)     10.63      8.85
    1997 (c)        10.18          .15       .04       .19          (.16)        --        (.16)     10.21      1.85
Class R (2/97)
    1999            10.66          .54      (.11)      .43          (.54)        --        (.54)     10.55      4.06
    1998            10.22          .56       .43       .99          (.55)        --        (.55)     10.66      9.84
    1997 (c)        10.20          .18      (.02)      .16          (.14)        --        (.14)     10.22      1.55

                                                          Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------------------------
                                                                Ratio                                     Ratio
                                                               of Net                                    of Net
                                            Ratio of        Investment          Ratio of             Investment
                                            Expenses            Income          Expenses                 Income
                                          to Average        to Average        to Average             to Average
                     Ending               Net Assets        Net Assets        Net Assets             Net Assets
                        Net           Before Credit/    Before Credit/      After Credit/         After Credit/      Portfolio
                     Assets               Reimburse-        Reimburse-        Reimburse-             Reimburse-       Turnover
                      (000)                     ment              ment           ment (a)              ment (a)           Rate
--------------------------------------------------------------------------------------------------------------------------------
Class A (1/92)
    1999           $ 113,140                    .90%              4.63%               .75%               4.78%            27%
    1998             102,217                    .90               4.79                .71                4.98             13
    1997              95,891                   1.03                4.80               .57                5.31             55
    1996              96,694                   1.08               5.11                .54                5.67             72
    1995              83,683                   1.10
Class B (2/97)
    1999               6,497                   1.65               3.89               1.51                4.03             27
    1998               3,238                   1.65               4.02               1.45                4.22             13
    1997 (c)             605                   1.65*              4.24*              1.27*               4.62*            40
Class C (2/97)
    1999               6,171                   1.45               4.10               1.32                 4.23            27
    1998               1,716                   1.44               4.21               1.24                 4.41            13
    1997 (c)              91                   1.45*              4.49*              1.09*                4.85*           40
Class R (2/97)
    1999                 679                    .70               4.86                .59                 4.97            27
    1998                  12                    .70               4.97                .51                 5.16            13
    1997 (c)              --                    .08*              6.53*               --                  6.61*           40
====================================================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                             Investment Operations           Less Distributions
                         -----------------------------    -------------------------

MISSOURI**                                  Net
                                      Realized/
                                     Unrealized
              Beginning         Net     Invest-               Net                     Ending
                    Net     Invest-        ment           Invest-                        Net
Year Ended        Asset        ment        Gain              ment  Capital             Asset        Total
May 31,           Value  Income (a)      (Loss)  Total     Income    Gains    Total    Value   Return (b)
-----------------------------------------------------------------------------------------------------------
Class A (8/87)
    1999        $ 11.23       $ .55     $ (.11)  $ .44    $ (.55)    $ --   $ (.55)  $ 11.12         3.95%
    1998          10.80         .56        .43     .99      (.56)      --     (.56)    11.23         9.32
    1997          10.51         .56        .29     .85      (.56)      --     (.56)    10.80         8.29
    1996          10.72         .58       (.21)    .37      (.58)      --     (.58)    10.51         3.51
    1995          10.50         .60        .22     .82      (.60)      --     (.60)    10.72         8.19
Class B (2/97)
    1999          11.23         .47       (.12)    .35      (.47)      --     (.47)    11.11         3.09
    1998          10.80         .47        .44     .91      (.48)      --     (.48)    11.23         8.53
    1997 (c)      10.81         .16       (.01)    .15      (.16)      --     (.16)    10.80         1.40
Class C (2/94)
    1999          11.23         .49       (.12)    .37      (.49)      --     (.49)    11.11         3.31
    1998          10.80         .50        .43     .93      (.50)      --     (.50)    11.23         8.74
    1997          10.50         .51        .29     .80      (.50)      --     (.50)    10.80         7.80
    1996          10.72         .51       (.21)    .30      (.52)      --     (.52)    10.50         2.84
    1995          10.50         .53        .23     .76      (.54)      --     (.54)    10.72         7.60
Class R (2/97)
    1999          11.23         .58       (.12)    .46      (.57)      --     (.57)    11.12         4.17
    1998          10.80         .58        .43    1.01      (.58)      --     (.58)    11.23         9.56
    1997 (c)      10.90         .17       (.12)    .05      (.15)      --     (.15)    10.80          .43
===========================================================================================================

                                               Ratios/Supplemental Data
               -------------------------------------------------------------------------------------------
                                                     Ratio                           Ratio
                                                    of Net                          of Net
                                  Ratio of      Investment        Ratio of      Investment
                                  Expenses          Income        Expenses       Income to
                                to Average      to Average      to Average         Average
                                Net Assets      Net Assets      Net Assets      Net Assets
                            Before Credit/  Before Credit/   After Credit/   After Credit/     Portfolio
                Ending Net      Reimburse-      Reimburse-      Reimburse-      Reimburse-      Turnover
               Assets(000)            ment            ment        ment (a)        ment (a)          Rate
-----------------------------------------------------------------------------------------------------------
Class A (8/87)
    1999         $ 238,498            .86%          4.87%             .86%            4.87%           12%
    1998           233,456            .87           5.02              .87             5.02            19
    1997           218,924           1.00           5.13              .86             5.27            41
    1996           212,717           1.05           5.12              .80             5.37            38
    1995           205,089           1.08           5.37              .67             5.78            40
Class B (2/97)
    1999             5,286           1.61           4.13             1.61             4.13            12
    1998             1,677           1.62           4.25             1.62             4.25            19
    1997 (c)           454           1.62*          4.42*            1.45*            4.59*           41
Class C (2/94)
    1999            13,444           1.41           4.32             1.41             4.32            12
    1998            11,253           1.42           4.47             1.42             4.47            19
    1997             7,968           1.55           4.57             1.40             4.72            41
    1996             6,220           1.60           4.54             1.35             4.79            38
    1995             3,989           1.63           4.76             1.20             5.19            40
Class R (2/97)
    1999               393            .66           5.07              .65             5.08            12
    1998                41            .67           5.22              .67             5.22            19
    1997 (c)            34            .67*          5.53*             .55*            5.65*           41
===========================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6)
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                             Investment Operations         Less Distributions
                         -----------------------------  -------------------------

WISCONSIN**                                 Net
                                      Realized/
                                     Unrealized
              Beginning         Net     Invest-             Net                     Ending
                    Net     Invest-        ment         Invest-                        Net
Year Ended        Asset        ment        Gain            ment  Capital             Asset        Total
May 31,           Value  Income (a)      (Loss)  Total   Income    Gains    Total    Value   Return (b)
---------------------------------------------------------------------------------------------------------
Class A (6/94)
    1999        $ 10.28       $ .47     $ (.08)  $ .39  $ (.47)     $ --  $ (.47)  $ 10.20         3.83%
    1998           9.80         .49        .49     .98    (.50)       --    (.50)    10.28        10.19
    1997           9.61         .51        .19     .70    (.51)       --    (.51)     9.80         7.40
    1996           9.79         .50       (.18)    .32    (.50)       --    (.50)     9.61         3.35
    1995 (c)       9.58         .49        .21     .70    (.49)       --    (.49)     9.79         7.36*
Class B (2/97)
    1999          10.31         .39       (.08)    .31    (.39)       --    (.39)    10.23         3.05
    1998           9.82         .42        .49     .91    (.42)       --    (.42)    10.31         9.46
    1997 (c)       9.87         .12       (.06)    .06    (.11)       --    (.11)     9.82          .60

Class C (2/97)
    1999          10.30         .41       (.07)    .34    (.42)       --    (.42)    10.22         3.29
    1998           9.82         .44        .49     .93    (.45)       --    (.45)    10.30         9.59
    1997 (c)       9.87         .13       (.07)    .06    (.11)       --    (.11)     9.82          .65
Class R (2/97)
    1999          10.31         .49       (.08)    .41    (.49)       --    (.49)    10.23         4.04
    1998           9.82         .53        .48    1.01    (.52)       --    (.52)    10.31        10.47
    1997 (c)       9.87         .15       (.07)    .08    (.13)       --    (.13)     9.82          .84
=========================================================================================================

                                     Ratios/Supplemental Data
               --------------------------------------------------------------------------------------------
                                                     Ratio                           Ratio
                                                    of Net                          of Net
                                 Ratio of       Investment        Ratio of      Investment
                                 Expenses           Income        Expenses       Income to
                               to Average       to Average      to Average         Average
                               Net Assets       Net Assets      Net Assets      Net Assets
                           Before Credit/   Before Credit/   After Credit/   After Credit/     Portfolio
               Ending Net      Reimburse-       Reimburse-      Reimburse-      Reimburse-      Turnover
              Assets(000)            ment             ment        ment (a)        ment (a)          Rate
-----------------------------------------------------------------------------------------------------------
Class A (6/94)
    1999         $ 29,217          1.17%            4.04%             .68%            4.53%            9%
    1998           24,313          1.36             4.06              .55             4.87            10
    1997           14,004          1.61             4.10              .51             5.20            42
    1996           12,370          1.51             4.15              .64             5.02            47
    1995 (c)        8,278          2.31*            3.33*             .39*            5.25*           52
Class B (2/97)
    1999            3,795          1.94             3.28             1.43             3.79             9
    1998            1,877          2.08             3.28             1.32             4.04            10
    1997 (c)           20          2.18*            3.57*             .94*            4.81*           42

Class C (2/97)
    1999            3,457          1.73             3.49             1.23             3.99             9
    1998            1,366          1.89             3.47             1.11             4.25            10
    1997 (c)           76          1.98*            3.62*             .69*            4.91*           42
Class R (2/97)
    1999              107           .97             4.25              .48             4.74             9
    1998               45          1.12             4.28              .32             5.08            10
    1997 (c)           40          1.28*            4.39*              --             5.67*           42
===========================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust IV:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

                          Building a Better Portfolio

                      Can Make You a Successful Investor


Nuveen Family
of Mutual Funds
Nuveen offers a variety of
funds designed to
help you reach your
financial goals.

Growth

Nuveen Rittenhouse
Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/(R)/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[Photo of John Nuveen, Sr., APPEARS HERE]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com